SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of November 7, 2016, by and between RW NATIONAL HOLDINGS, LLC, a Delaware limited liability company ("RWN") and RW OPCO, LLC, a Delaware limited liability company ("OPCO" and together with RWN, each a "Borrower" and collectively, the "Borrowers" as defined below) and ST. CLOUD CAPITAL PARTNERS III SBIC, L.P., a Delaware limited partnership ("Purchaser").

FOR VALUE RECEIVED, and in consideration of the covenants and agreements contained herein, the parties agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following definitions shall apply.

"Affiliate" shall mean, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 50% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

"Agreement" shall mean this Agreement (including all exhibits and schedules hereto), as amended, modified or supplemented from time to time.

"Board of Managers" shall mean the Board of Managers of RWN.

"Borrower or Borrowers" shall mean the multiple obligors who are referred to in the Preamble to this Agreement. Unless specifically stated to the contrary, the word "Borrower" as used in this Agreement, including without limitation all representations, warranties, and covenants, shall include all Borrowers. Borrower understands and agrees that, with or without notice to any one Borrower, Purchaser may (A) make one or more additional secured or unsecured loans or otherwise extend additional credit with respect to any other Borrower; (B) with respect to any other Borrower alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (C) exchange, enforce, waive, subordinate, fail, or decide not to perfect, and release any security, with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower's or any other Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Purchaser may choose; (E) determine how, when, and what application of payments and credits shall be made on any indebtedness; (F) apply such security and direct the order or manner of sale of any Collateral, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreement, as Purchaser in its discretion may determine; (G) exercise or refrain from

exercising any rights against Borrower or others, or otherwise act or refrain from acting; and (I) settle or compromise any indebtedness.

"Closing Date" shall mean November 7, 2016 or such other date as the Borrowers and Purchaser mutually agree.

"Collateral" shall have the meaning set forth in the Security Agreement.

"Event of Default" shall have the meaning set forth in the Note.

"GAAP" shall mean United States generally accepted accounting principles in effect from time to time applied consistently throughout the period involved.

"Guarantor" shall mean each Subsidiary Guarantor.

"Guaranty Agreement" shall mean the Guaranty executed by each Subsidiary Guarantor and secured by the Security Agreement.

"Hayden Advisory Agreement" means that certain Consulting Agreement dated as of September 17, 2015 by and among RWN, Suits L. L. C., a Minnesota limited liability company and Brenton Hayden, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the Hayden Subordination Agreement.

"Hayden Subordination Agreement" means that certain Advisory Fee Subordination Agreement dated as of the Closing Date by and among Purchaser, Brenton Hayden, Suits L. L. C., a Minnesota limited liability company, and certain Subsidiary Guarantors as the same may be amended, restated, supplemented or otherwise modified from time to time.

"Indebtedness" shall mean (i) all indebtedness for borrowed money, including but not limited to the Note, (ii) any obligation evidenced by bonds, debentures, notes or other similar instruments, (iii) any obligation to pay the deferred purchase price of property or for services (other than trade payables in the ordinary course of business), (iv) any obligation or liability of others secured by a lien on any asset of the Borrowers, whether or not such obligation or liability is assumed, (v) any guarantee or indemnity with respect to the Indebtedness, obligations or liability of another Person (other than those incurred in the ordinary course of business), (vi) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Borrowers (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (vii) all obligations of the Borrowers, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any equity interests of the Borrowers, (viii) capitalized lease obligations, and (ix) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money (other than ordinary course payables).

"Initial Closing" shall have the meaning set forth in Section 2.1.

"Initial Funding" shall mean the amount advanced by Purchaser in the Initial Closing for the purchase of the Note and the Units in the amount of $6,500,000.00.

"Liquidity" means the amount of cash, cash equivalents and marketable securities that the Loan Parties have on their balance sheet.

"Loan Documents" shall mean, collectively, this Agreement, the Security Agreement, the Note, and each of the other agreements contemplated hereby and executed by the parties (other than the agreements and documents pertaining to the Operating Agreement and the LLC Units).

"Loan Parties" means, collectively, the Borrowers and the Guarantors.

"Material Adverse Effect" shall have the meaning provided in the Security Agreement.

"Management Fee Subordination Agreement" means that certain Management Fee Subordination Agreement by and among Purchaser and Sponsor, as the same may be amended, restated, supplemented or otherwise modified from time to time.

"Net Income" shall mean, with respect to any period, the consolidated net income of the Borrowers and its Subsidiaries, prior to making any cash distributions or cash dividends, determined in accordance with GAAP.

"Note" shall mean that certain Six Million Five Hundred Thousand Dollar ($6,500,000) secured promissory note bearing interest at twelve percent (12%) issued by the Borrowers in favor of Purchaser, as amended, modified or supplemented from time to time.

"OpCo Operating Agreement" shall mean the Operating Agreement of OpCo dated November __, 2016 as amended from time to time.

"Permitted Acquisition" shall mean (a) any acquisition with total consideration not to exceed $500,000 approved by the Board of Managers (so long as the Borrowers would be in pro forma compliance with the financial covenants set forth in Exhibit 6.5.9 for the then most recently ended applicable measuring period after giving pro forma effect to the acquisition; and (b) any other acquisition with the consent of the Purchaser.

"Permitted Indebtedness" shall mean:

(a) Obligations arising under the Note and any other Loan Document;

(b) Indebtedness existing on the date hereof and set forth in Section 1.1 of the Disclosure Schedule;

(c) Indebtedness maturing in less than one year and incurred in the ordinary course of business for raw materials, supplies, equipment, services, Taxes or labor, not to exceed in the aggregate amounts in a budget approved by the Board of Managers at any time outstanding;

(d) Capitalized leases not to exceed in the aggregate $250,000 at any time outstanding;

(e) Indebtedness secured by Purchase Money Liens;

(f) Deferred Taxes and other expenses incurred in the ordinary course of business;

(g) Endorsements of instruments or other payment items for deposit;

(h) Obligations to any senior lender to whom Purchaser has executed a consent to lien or other subordination agreement;

(i) Intercompany Indebtedness between or among the Loan Parties;

(j) Indebtedness evidenced by Seller Notes constituting Subordinated Indebtedness and subject to terms, conditions and documentation acceptable to Purchaser;

(k) Customary Indebtedness in respect of netting services, overdraft protections and other like services, in each case incurred in the ordinary course of business;

(l) refinancings, renewals, or extensions of Indebtedness permitted under clauses (a), (b), (c), (d), (e), (h) and (j) above (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) such refinancings, renewals, or extensions do not result in an increase in the principal amount of, or interest rate with respect to, the Indebtedness so refinanced, renewed, or extended, (ii) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are materially more burdensome or restrictive to the Borrowers, and (iii) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Note, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to Purchaser as those that were applicable to the refinanced, renewed, or extended Indebtedness.

"Permitted Liens" shall mean, without duplication, (a) liens on specific items of equipment existing on the date hereof; (b) Purchase Money Liens incurred in the ordinary course of business; (c) statutory liens of landlords and liens of carriers, warehousemen, bailees, mechanics, materialmen and other like liens imposed by law, created in the ordinary course of business and securing amounts not yet due (or which are being contested in good faith, by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such liens), and with respect to which adequate reserves or other appropriate provisions are being maintained by the Borrowers in accordance with generally accepted accounting principles; (d) deposits made (and the liens thereon) in the ordinary course of business of the Borrowers (including, without limitation, security deposits for leases, indemnity bonds, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, contracts (other than for the repayment or guarantee of borrowed money or purchase money obligations), statutory obligations and other similar obligations arising as a result of progress payments under government contracts; (e) liens of judgment creditors arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default under the Note; (f) liens for taxes not yet due and payable or being contested in good faith; (g) liens in favor of Purchaser under the Loan Documents; (h) liens securing

Permitted Indebtedness; (i) and judgment and other similar liens arising in connection with court proceedings that do not constitute an Event of Default.

"Person" shall mean any corporation, limited liability company, trust, partnership, individual, association or other entity.

"Purchase Money Liens" shall mean liens on any item of equipment acquired by the Borrowers after the date of this Agreement, provided that (a) each such lien shall attach only to the equipment acquired and all proceeds thereof, (b) a description of the equipment so acquired is furnished by the Borrower to Purchaser, and (c) the Indebtedness incurred by the Borrowers in connection with such acquisitions shall not exceed $100,000 in any fiscal year of the Borrowers (unless otherwise set forth in the Borrower's annual budget approved by the Board of Managers or otherwise existing as of the date hereof).

"Regulatory Violation" shall mean (i) a diversion of the proceeds of the issuance by Borrowers of the Note from the use reported thereof on the SBA form No.1031 delivered at the Closing, if such diversion was effected without obtaining the prior written consent of Purchaser (which may be withheld in its sole discretion) or (ii) a change in the principal business activity of Borrowers and its Subsidiaries to an ineligible business activity (within the meaning of the SBIC Regulations) if such change occurs within one year after the date of the initial transactions hereunder.

"RWN Operating Agreement" shall mean the Second Amended and Restated Operating Agreement of RWN dated August 5, 2016 as amended from time to time.

"SBIC" shall mean a small business investment company licensed under the SBIC Act.

"SBIC Act" shall mean the Small Business Investment Act of 1958, as amended.

"SBIC Regulations" shall mean the Small Business Investment Company Act of 1958, as amended, and the regulations issued by the SBA thereunder, codified at Title 13 of the Code of Federal Regulations (**"13 C.F.R."**), 107 and 121, as amended.

"Secured Obligations" shall mean all of the following indebtedness and other obligations:

(a) The full and timely payment of the indebtedness evidenced by the Note, together with interest thereon, and any extensions, modifications, consolidations, and/or renewals thereof, and any notes given in payment thereof;

(b) The full and prompt performance of all of the obligations of the Borrowers to Purchaser under the Loan Documents to which the Borrowers is a party; and

(c) The full and prompt payment of all reasonable out-of-pocket expenses and costs of whatever kind incident to the collection of the indebtedness evidenced by the Note, the enforcement or protection of the security interests of the Security Agreements or the exercise by Purchaser of any rights or remedies with respect to the indebtedness evidenced by the Note (including without limitation reasonable attorneys' fees incurred in

connection with the amendment, modification, and/or waiver of any rights available to Purchaser pursuant to this Agreement).

"Securities" shall mean the Note and the Units..

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Security Agreements" shall mean that certain Pledge and Security Agreement, dated as of the date hereof, by and between Borrowers and Purchaser, as amended, modified or supplemented from time to time, granting Purchaser a security interest in substantially all of the assets of the Borrowers and (ii) any and all other instruments, documents or agreements now or hereafter securing any of the Secured Obligations.

"Seller Notes" shall mean, collectively, those seller notes attached as exhibit __ hereto and each note issued to a Seller by the Borrower or any of its Subsidiaries after the date hereof in connection with a Permitted Acquisition and subject to a Seller Subordination Agreement in form and substance reasonably satisfactory to the Purchaser, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the applicable Seller Subordination Agreement.

"Seller Subordination Agreement" shall mean the seller subordination agreements related to those seller notes and each other seller subordination agreement entered in connection with any Permitted Acquisition, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.

"Sponsor" means Northern Pacific Group Investment Partners, L.P., a Delaware limited partnership.

"Sponsor Management Agreement" means that certain Management Fee Agreement by and between Sponsor and RWN dated as of September 17, 2015, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the Management Fee Subordination Agreement.

"Subsequent Funding" shall mean additional Notes issued subsequent to the Initial Funding to an aggregate amount of not more than five million dollars ($5,000,000) for all Notes on the same terms and conditions as provided in the Note and Loan Documents.

"Subsidiary" shall mean, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall

be or control (or have the power to be or control) a managing director, manager or general partner of such limited liability company, partnership, association or other business entity.

"Subsidiary Guarantor" shall mean each Subsidiary of the Borrower that guarantees the obligations of the Borrower under the Note and the other Loan Documents.

"Taxes" shall mean any tax, duty, fee, assessment or charge of any nature whatsoever imposed by any taxing authority (including, without limitation, any gross or net income, gross or net receipts, franchise, sales, use, ad valorem, asset, value added, stamp, transfer, franchise, withholding, payroll, employment, profit sharing, capital, corporation, excise, occupation or property taxes), together with any and all penalties, fines, additions to tax or interest thereon.

"Transaction Expenses" shall mean and include (a) all reasonable out-of-pocket fees and expenses incurred by Purchaser in connection with its due diligence review of the Borrowers, the preparation, negotiation, execution and interpretation of this Agreement, and the other Loan Documents and the agreements contemplated hereby and thereby, and the consummation of all of the transactions contemplated hereby and thereby (including, without limitation, all reasonable travel expenses incurred by representatives or agents of Purchaser and all reasonable fees and expenses of legal counsel, accountants and other third parties), (b) all reasonable fees and expenses incurred with respect to any amendment; or waivers (whether or not the same become effective) under or in respect of each of the Loan Documents and the other agreements and instruments contemplated hereby and thereby, and (c) Closing fees equal to two percent (2.0%) of the Note and any funded amounts for the Notes issued pursuant to a Subsequent Funding.

"Units" shall mean 540,387 Common Units in RWN which Purchaser is issued in connection with the purchase of the Notes on the Closing Date.

2. PURCHASE AND SALE.

2.1 Purchase and Sale of Note. On the date hereof (the "Initial Closing"), the Borrowers agrees to borrow from and, in confirmation thereof, to issue to the Purchaser the Note, and subject to the terms and conditions set forth herein, Purchaser agrees to lend to the Borrowers an aggregate principal amount of six million five hundred thousand dollars ($6,500,000.00) in cash or by wire transfer of immediately available funds.

2.2 Purchase Price Allocation. For purposes of §1273(c)(2) of the Internal Revenue Code of 1986 as amended, and §1.1273-2(h)(2) of the Treasury Regulations, the Borrowers and Purchaser each agree to allocate the issue price for the Note and the issue price for the Units on the basis of $382,740 to the Units and $6,117,260 to the Note. The Borrowers and Purchaser agree that this subparagraph constitutes the provision of relevant information to Purchaser by the Borrowers in a reasonable manner for purposes of §1.1275-2(e) of the Treasury Regulations.

2.3 Closing. The closing of the transactions contemplated herein (the "Closing") will take place at the offices of St. Cloud, 10866 Wilshire Boulevard, Ste. 1450, Los Angeles,

California, 90024 on the Closing Date, or at such other time and at such other place as the parties may agree to in writing.

2.4 Subsequent Funding. Borrowers and Purchaser agree that achievement of the business plan may require additional funding. Pursuant to a business plan approved by the Board of Managers, and on such terms as agreed to by Purchaser and Borrowers, including any terms set forth herein, the Borrowers may issue additional Notes and Units to Purchaser.

2.4.1 In connection with advances beyond the Initial Funding, RWN shall issue additional Common Units to Purchaser representing a 1.1% membership interest in RWN as of the Closing Date to be issued pro rata for the first additional two million five hundred thousand dollars ($2,500,000) of principal, subject to all the terms and conditions of this Agreement. Purchaser shall advance to Borrowers additional advances with an aggregate amount not to exceed five million dollars ($5,000,000). For purposes of clarity, there shall be no issuance of additional Units for any funding in excess of the initial $2,500,000 of subsequent additional funding.

2.4.2 Purchaser's obligation to purchase up to an additional $5,000,000 of Notes in connection with Borrowers' acquisitions and growth initiatives shall be subject to review and approval of Purchaser, including, but not limited to:

2.4.2.1 Borrowers shall be in compliance with all covenants and conditions with respect to the Indebtedness.

2.4.2.2 There are no uncured Events of Default on the Indebtedness and no condition, fact, or event has occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default; and

2.4.2.3 Borrowers shall have provided Purchaser all additional Notes, Units, closing fees and additional documentation reasonably requested by Purchaser to close the additional funding.

3. DELIVERIES AT INITIAL CLOSING.

3.1 Deliveries by the Borrowers. At the Closing, the Borrowers will have delivered to Purchaser or their counsel all of the following documents:

3.1.1 This Agreement signed by a duly authorized officer of the Borrowers;

3.1.2 The Note signed by a duly authorized officer of the Borrowers;

3.1.3 The Security Agreement, signed by a duly authorized officer of the Borrowers and each Guarantor;

3.1.4 The Disbursement Request and Authorizations directing that the Transaction Expenses and other fees be deducted or withheld from the amount paid by Purchaser to the Borrowers at the Closing;

3.1.5 A certificate of insurance in substantially the form attached hereto as Schedule 3.1.5 for the insurance described in Section 5.10.

3.1.6 The Guaranty signed by a duly authorized officer of each Subsidiary.

3.1.7 Executed side letter between Borrowers and Lender reflecting SBIC representations and warranties ("SBA side letter").

3.1.8 A copy of the Articles of Organization, Operating Agreement and any organizational documents of the Borrowers and each Subsidiary, certified by an officer of Borrowers, and certificates of good standing from the secretaries of state of each state where the Borrowers or any Subsidiary are organized, all as of a recent date.

3.1.9 A certificate of the Secretaries of the Borrowers, substantially in the form of Exhibit 3.1.9 hereto (authorizing resolutions).

3.1.10 Reserved.

3.1.11 Such other documents relating to the transactions contemplated by this Agreement as Purchaser or its counsel may reasonably request.

3.2 Deliveries by Purchaser. At the Closing, Purchaser will deliver the following:

3.2.1 This Agreement, the Security Agreement, the Subscription Agreement and other transaction documents (reasonably requested by the Borrowers), each signed by a duly authorized officer of Purchaser.

3.2.2 Wire transfers to the account listed in Schedule 3.2 in an amount equal to Six Million Five Hundred Thousand Dollars ($6,500,000.00) less the amount of the Transaction Expenses.

3.3 Security Filings. All filings, recordings and other actions which Purchaser or its counsel deems necessary or advisable to establish, preserve and perfect a security interest on all of the existing and future assets of the Borrowers shall have occurred and evidence, satisfactory in form and substance to Purchaser's counsel, that all required filings and recordings have been made and liens have been created in favor of Purchaser shall have been delivered to Purchaser to secure the Secured Obligations, including UCC-l Financing Statements.

4. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Borrowers as of the Initial Closing as follows:

4.1 Validity and Binding Effect. This Agreement constitutes a valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject to bankruptcy and other laws of general application affecting the rights and remedies of creditors and the availability of equitable remedies.

4.2 Accredited Investor; Investment Intent.

4.2.1 Purchaser hereby represents and warrants that:

(a) the Securities are being acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the

resale or distribution of any part thereof, except that (without any limitation on Purchaser's rights to sell, assign or otherwise transfer all or any part of the Securities) Purchaser may, in its sole discretion, grant one or more participation interests in the Note; and

(b) Purchaser has full power and authority to enter into this Agreement.

4.2.2 Purchaser has not been attracted to the purchase of the Securities by any general publication or advertising.

4.2.3 Purchaser has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities, and represents that it has had an opportunity to ask questions and receive answers from the Borrowers regarding the Borrowers, its business and prospects, and the terms and conditions of the offering of the Securities. The foregoing, however, does not limit or modify the representations and warranties of the Borrowers contained in this Agreement or in any of the other Loan Documents.

4.2.4 Purchaser has not been organized for the purpose of acquiring the Securities, and is a regular investor in securities of privately-held companies and acknowledges that it is able to protect its interests in connection with the purchase of the Securities, can bear the economic risk of its investment with full understanding that it can lose its entire investment in the Securities without producing a material adverse change in its financial condition, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

4.2.5 Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated by the Commission, as presently in effect.

4.2.6 Purchaser understands that (A) neither the Securities nor the sale thereof to it has been registered under the Securities Act, or under any state securities law; (B) no registration statement has been filed with the Commission, nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to an investor such as Purchaser by an impartial review of such a registration statement by the Commission or other regulatory commission will not be forthcoming; and (C) the Securities are characterized as a "restricted security" under the federal securities laws inasmuch as it is being acquired from the Borrowers in a transaction not involving a public offering and that under such laws and applicable regulations, such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Purchaser represents that it is familiar with the Commission's Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.3 Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the state of Delaware, has all requisite power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver the Loan Documents to which Purchaser is a party.

5. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each Borrower represents and warrants to Purchaser for itself as of the date hereof as follows:

5.1 Organization and Corporate Power. Each Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware, has all requisite power and authority to own and operate its properties and assets and to carry on its business as now conducted, to execute and deliver the Loan Documents to which a Borrower is a party, to issue the Securities and to carry out the provisions of the Loan Documents to which a Borrower is a party. Each Borrower is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction in which the nature of property owned or leased by it or the conduct of its business requires such qualification unless the failure to be so qualified would not materially adversely affect the Borrower's business, operations or financial condition. The copies of the governing documents and certificate of organization of each Borrower furnished to Purchaser's counsel reflect all amendments made thereto at any time prior to the Closing and are correct and complete in all respects.

5.2 Capitalization and Related Matters.

5.2.1 The authorized capital of RWN consists, or will consist upon the Closing, of those Units set forth on Schedule 5.2.1. The authorized capital of OpCo consists, or will consist upon the Closing, of 100 Units, of which 100 Units are issued and outstanding.

5.2.2 Except as disclosed on Schedule 5.2.2, neither Borrower has outstanding securities convertible or exchangeable for any membership units or containing any profit participation features, or any rights or options to subscribe for or to purchase its units, membership interests or securities convertible into or exchangeable for membership units, membership interests, appreciation rights or phantom equity plans. Neither Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any units, membership interests or any warrants, options or other rights to acquire its shares.

5.2.3 Assuming the truth and accuracy of the representations and warranties of Purchaser contained in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act, and are exempt from registration or qualification under the registration, permit or qualification requirements of all applicable state securities laws.

5.3 Conflicts of Interest. Except as set forth on Schedule 5.3, none of the officers of either Borrower own, directly or indirectly, any security or financial interest in any other Person which competes with or does business with the Borrowers or which would interfere with the performance by such officers of his or her duties to the Borrowers.

5.4 Authorization; Binding Effect. The execution and delivery of each of the Loan Documents has been duly authorized by all requisite board action of each Borrower. This Agreement has, and each other Loan Document, when delivered hereunder, will have been duly executed and delivered by the respective Borrower. Each Loan Document constitutes a legal, valid and binding obligation of each respective Borrower, enforceable in accordance with its terms subject to bankruptcy and other laws of general application affecting the rights and remedies of creditors and the availability of equitable remedies. Except as set forth on Schedule 5.4, the execution, delivery and compliance with and performance by each respective Borrower of the Loan Documents to which such Borrower is a party does not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of; (ii) constitute a default under; (iii) except as contemplated by the Security Agreement, result in the creation of any lien, security interest, charge or encumbrance upon the assets of the Borrowers pursuant to; (iv) give any third party the right to accelerate any material obligation under; (v) result in a material violation of; or (vi) require any authorization, consent, approval, permit, exemption or other action by or notice to any court or administrative or governmental body pursuant to (A) the operating agreement or the articles of organization of the Borrowers, (B) any law, statute, rule or regulation to which the Borrowers are subject or (C) any agreement (excluding the Loan Documents) instrument, order, judgment or decree to which the Borrowers are subject.

5.5 Assets. At the Initial Closing;

5.5.1 Except as set forth on Schedule 5.5.1, no officer, affiliate, consultant or employee of the Borrowers, or any spouse, child or other relative of any of these Persons, owns or has any interest, directly or indirectly, in any of the property owned by or leased by the Borrowers or in any license or product development agreement with the Borrowers. No Affiliate, officer, consultant or employee of the Borrowers owns, or has any interest, directly or indirectly, in any of the property owned by or leased to the Borrowers or in any license or product development agreement with the Borrowers. Except as set forth in Schedule 5.5.1, each Borrower has good and marketable title to, or a valid leasehold interest in, all of its properties of any kind other than Proprietary Information (as defined below) and interests in such properties, which constitute all the properties and interests in property other than Proprietary Information that are used in the business of the Borrowers (as conducted or as proposed to be conducted), free and clear of restrictions or conditions on transfer or assignment and free and clear of mortgages, liens, pledges, charges, encumbrances,

equities, claims, easements, rights of way, covenants, conditions or restrictions.

5.5.2 Each Borrower has title to and ownership or license or other right to use of all material patents, patent applications, trademarks, service marks and domain names, together with the goodwill of the business associated therewith, copyrights, trade names, mask works, proprietary information, know-how, processes, models, designs, trade secrets, customer and supplier lists, market surveys, plans, procedures and other intellectual property rights (collectively the "Proprietary Information"), which are used or held for use in the operation or conduct of the business of the Borrower as proposed to be conducted free and clear of restrictions or conditions on transfer or assignment and free and clear of payments and fees, mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions or restrictions other than Permitted Liens. To the Borrowers' knowledge, the business of the Borrower as presently conducted and as proposed to be conducted does not and will not conflict or infringe with the Proprietary Information of others. To the Borrowers' knowledge, no affiliate, officer, consultant or employee of the Borrowers has any right in any of the Proprietary Information.

5.5.3 To the knowledge of the Borrowers, no officer, consultant or employee of the Borrowers is under any restriction, whether contractual, by virtue of previous employment or otherwise, that would prevent such Person from performing his or her duties for the Borrowers or prevent the Borrowers from using the Proprietary Information.

5.5.4 The Borrowers own or is a licensee of all of the equipment and other fixed assets of the Borrowers which are necessary and sufficient for the operation of the business of the Borrowers as currently conducted and all of such assets are in good operating condition, reasonable wear and tear excepted.

5.6 Litigation. Except as set forth on Schedule 5.6, there are no (i) material actions, proceedings or investigations pending or, to the knowledge of the Borrowers, threatened, involving the Borrowers or the officers or key employees of the Borrowers, before any court or before any administrative agency or office; or (ii) to the knowledge of the Borrowers, material violations by the Borrowers or any officer or key employee of the Borrowers, of any foreign, federal, state or local laws, regulations or orders, including but not limited to, environmental protection laws and occupational and safety laws relating to job conditions or safety and federal and state laws governing the sale and distribution of consumer products. The Borrowers have not received any correspondence or communications with respect to any such possible violation or investigation of the same.

5.7 Affiliated Transactions. Except as set forth in Schedule 5.7, neither Sponsor or any other Affiliate is a party to any agreement, contract, commitment, transaction

or arrangement with the Borrowers or has any material interest in any material property used by the Borrowers.

5.8 Governmental Consent, etc. No permit, consent, approval, authorization of, declaration to, or filing with any governmental authority is required in connection with (i) the execution, delivery and performance of this Agreement or any of the other Loan Documents by the Borrowers to which the Borrowers are a party, or (ii) the consummation by the Borrowers of the transactions contemplated hereby and thereby, except for any UCC filings and (A) as have already been obtained or accomplished or (B) for such filings as are required pursuant to applicable federal and state securities laws and blue sky laws filings which shall be made by the Borrowers on or before the thirtieth day after the date of this Agreement. All material licenses, permits or registrations needed by the Borrowers to conduct their business as currently conducted and proposed to be conducted are set forth on Schedule 5.8 and are in full force and effect.

5.9 Financial Statements. Purchaser has received true, correct and complete copies of the consolidating and consolidated balance sheets as attached hereto on Schedule 5.9 (the "Financial Statements") for the period ending December 31, 2015 (the "Balance Sheet Date"). The Financial Statements have been prepared from the books and records of the Borrowers and, subject in the case of the unaudited annual Financial Statements to normal year-end audit adjustments that will not individually or in the aggregate be material, fairly and accurately present the financial position and results of operations, the shareholders' equity and cash flows at the dates and for the periods reflected thereon in accordance with accounting principles consistently applied throughout the periods indicated.

5.10 Insurance. The insurance coverage of the Borrowers with respect to its properties, assets and business is reasonable and customary for businesses engaged in similar lines of business, including business interruption insurance, and is in full force and effect. The insurance policies with respect to such coverage include (i) a lender loss contract endorsement payable in favor of Purchaser, and (ii) provide that such policies may not be canceled without at least fifteen (15) days prior notice to Purchaser.

5.11 Solvency. The Borrowers and their Subsidiaries taken as a whole are solvent as of the date of this Agreement and shall not become insolvent as a result of the consummation of the transactions contemplated by this Agreement. Borrowers and their Subsidiaries taken as a whole are, and after giving effect to the transactions contemplated by this Agreement shall be, able to pay its debts as they become due. Borrowers and their Subsidiaries taken as a whole have adequate capital to carry on its business, and after giving effect to the transactions contemplated by this Agreement. Borrowers and their Subsidiaries shall have adequate capital to conduct its business. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of Borrowers.

6. COVENANTS OF THE BORROWERS.

6.1 Financial Statements and Other Information. The Borrowers shall deliver to Purchaser (or its successors or assigns), the following:

6.1.1 Within thirty (30) days after the end of each monthly accounting period in each fiscal year, unless such monthly period is the end of a quarterly period (or when furnished to any member, lender, or other third party, if earlier), (A) an unaudited balance sheet and statement of income prepared in accordance with GAAP consistently applied in the period covered by such statements and in form reasonably satisfactory to Purchaser and (B) a copy of any borrowing base certificate or similar document submitted to any lender or other third party.

6.1.2 Within forty-five (45) days after the end of each quarterly accounting periods in each fiscal year (or when furnished to any member, lender or other third party, if earlier), unaudited statements (prepared in accordance with GAAP consistently applied in the period covered by such statements and in form reasonably satisfactory to Purchaser, certified by Borrowers' principal financial officer and principal executive officer) of income, member capital and cash flow of the Borrowers for such quarterly period and for the period from the beginning of such fiscal year to the end of such quarterly period and a balance sheet of the Borrowers as of the end of such quarterly period, setting forth in each case comparisons to figures for the corresponding periods in the preceding fiscal year and comparisons to budgets prepared by the Borrowers. The quarterly statements shall be accompanied by a compliance certificate from the Borrowers' principal financial officer substantially in the form attached as Exhibit 6.1.2 hereto, certifying that the Borrower is in compliance with each covenant set forth in the Loan Documents and no Event of Default has occurred with respect to any of the Loan Documents or with respect to any Indebtedness in favor of banks, other financial institutions or third party lenders.

6.1.3 Within one hundred and twenty (120) days after the end of each fiscal year (or when furnished to any member, lender or other third party, if earlier), an audited consolidated balance sheet of the Borrowers as of the end of such fiscal year, audited by an auditor reasonably acceptable to Purchaser; and related audited statements of income, member capital and cash flows of the Borrowers for such fiscal year (in each case prepared in accordance with GAAP consistently applied in the period covered by such statements and in form satisfactory to Purchaser, and setting forth in each case in comparative form corresponding figures for the preceding fiscal year).

6.1.4 [Reserved.]

6.1.5 Promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Borrowers' operations and financial affairs or in conjunction with any annual or interim audit given to the Borrowers by its independent

accountants (and not otherwise contained in other materials provided pursuant to this Section 6).

6.1.6 Fifteen (15) days after the commencement of each fiscal year, an annual budget or forecast, which shall include annual consolidated and consolidating budgets prepared on a monthly basis for the Borrowers for such fiscal year containing anticipated statements of income, member equity, changes in financial position and balance sheets and containing such internal narrative as appropriate. In addition, the plan shall include a capital expenditure budget for submission to the Board of Managers.

6.1.7 Promptly, but in any event within ten (10) business days after the discovery of any material adverse event, change or circumstance affecting the Borrowers, including, but not limited to, any material change adversely affecting the revenue or cash flow of the Borrowers, the filing of any litigation or administrative claim against the Borrowers involving a claim in excess of Two Hundred Thousand Dollars ($200,000.00) or which, if concluded adversely, would reasonably be expected to materially adversely affect the business, assets, financial condition, operations of the Borrowers or any investigation or proceeding instituted or threatened by any federal or state regulatory agency or any notice of default under any material agreement to which it is a party, (A) an officer's certificate specifying the nature and period of existence thereof, and what actions the Borrowers have taken and/or propose to take with respect thereto; and (B) copies of any filings, complaints or notices delivered to or served upon the Borrowers in connection therewith.

6.1.8 Promptly, but in any event within ten (10) business days after the Borrowers receipt of written notice of the intention of any customer that has accounted for over ten percent (10%) of the Borrowers' aggregate revenues for the immediately preceding twelve month period to cease doing business with the Borrowers or to materially reduce the volume purchased from the Borrowers.

6.2 Inspection of Property. So long as the Note is outstanding, the Borrowers will permit any representative designated by the Purchaser upon reasonable prior written notice, during normal business hours, to (i) visit and inspect any of the properties of the Borrowers, (ii) examine the financial records of the Borrowers and make copies thereof or extracts therefrom, and (iii) discuss the affairs, finances and accounts of the Borrowers with the officers, key employees and independent accountants of the Borrowers. The Borrowers shall reimburse Purchaser for all commercially reasonable costs and expenses incurred by Purchaser in connection with any such inspection; provided that, in the absence of an event of default, any such reimbursement obligation shall not be required for inspections in excess of once per fiscal year of the Borrowers.

6.3 Unfunded Liabilities - ERISA. So long as any portion of the Note is outstanding, the Borrowers shall not incur any liability or tax under section 4971 of the Internal Revenue Code of 1986, as amended ("Code") in respect of an

accumulated funding deficiency (or obtain any waiver under section 412(d) of the Code or section 303 of ERISA) or incur any material liability to the Pension Benefit Guaranty Corporation in connection with any employee benefit plan of the Borrowers. No Reportable Event, as defined in Title IV of ERISA, will occur or continue with respect to any such plan.

6.4 Negative Covenants. So long as any portion of any Note is outstanding, neither the Borrowers nor any Subsidiary shall, without the prior written consent of the Purchaser (unless otherwise permitted under the loan documents with any senior lender of the Borrowers):

6.4.1 Incur additional Indebtedness, except for Permitted Indebtedness.

6.4.2 Amend any Seller Note in any manner that would be adverse to Purchaser. Make any amortizing principal payments on any Seller Note unless (i) no Event of Default has occurred and is continuing or would result therefrom, (ii) the Borrowers are in compliance with the financial covenants set forth in Exhibit 6.5.9 for the then most recently ended applicable measurement period after giving pro forma effect to the making of any such payment (iii) after making such payment, Liquidity will be equal to or greater than $2,000,000, and (iv) make monthly payments of principal on any Seller Note in excess of $75,000. Make any principal payments on any Seller Note at maturity unless (i) no Event of Default has occurred and is continuing or would result therefrom, (ii) the Borrowers are in compliance with the financial covenants set forth in Exhibit 6.5.9 for the then most recently ended applicable measurement period after giving pro forma effect to the making of any such payment (iii) after making such payment, Liquidity will be equal to or greater than $2,000,000, (iv) the Loan Parties shall have at least 20,000 properties under management, and (v) the Loan Parties shall have breakeven EBITDA on a trailing twelve month basis at the time that such payment is made.

6.4.3 Pay or authorize any distribution upon any of its equity securities to any member ("Restricted Payments"), except as follows: (i) wholly-owned Subsidiaries of any Loan Party may declare and pay dividends and distributions to any Loan Party; (ii) for so long as the RWN is treated as a partnership for federal income tax purposes, RWN may make cash distributions to holders of its equity interests in an aggregate amount equal to the highest federal, state and local income tax liability applicable to any holder to allow such holder to pay the estimated federal, state and local income tax liability attributed to such holder from the net taxable income of RWN and its Subsidiaries; (iii) so long as no Event of Default has occurred or is continuing or would result therefrom, RWN may make distributions in order to redeem capital stock held by employees or consultants of RWN or any of its Subsidiaries upon the death or separation from employment thereof in an amount not to exceed $250,000 in the aggregate for any fiscal year; and (iv) so long as (A) no Event of Default has occurred and is continuing or would result therefrom, (B) the

Borrowers are in compliance with the financial covenants set forth in Exhibit 6.5.9 for the then most recently ended applicable measurement period after giving pro forma effect to the making of any such payment, RWN may make distributions to its equity holders, (C) after making such payment, Liquidity will be equal to or greater than $2,000,000, (D) the Loan Parties shall have at least 20,000 properties under management and (E) the Loan Parties shall have breakeven EBITDA on a trailing twelve month basis at the time that such payment is made.

6.4.4 Merge or consolidate with any Person, or sell, lease, license or otherwise dispose of all or substantially all of its assets other than in the ordinary course of its business or liquidate, dissolve, recapitalize or reorganize in any form of transaction; except that upon not less than five business days' notice to the Purchaser, any Subsidiary Guarantor may merge, consolidate or otherwise combine with or into, convey, transfer, lease or otherwise dispose of substantially all of its assets or capital stock (whether in one transaction or a series of transactions), or dissolve or liquidate into, a Borrower or another Subsidiary Guarantor.

6.4.5 Make loans, advances to, guarantees for the benefit of, or investments in, any Person except (i) investments made in the ordinary course of business in (A) obligations of the United States government or any agency thereof or obligations guaranteed by the United States government, (B) certificates of deposit of commercial banks insured by the Federal Deposit Insurance Corporation maturing within one year from the date of origin, (C) commercial paper with a rating of at least Prime-I according to Moody's Investors Service, Inc., in each case having a maturity not in excess of one year, and (D) in other cash and cash equivalents; (ii) any Subsidiary of the Borrower or any partnership or joint venture created or formed in compliance with Section 6.4.9; (iii) investments existing as of the date hereof; (iv) extension of trade credit in the ordinary course; (v) investments acquired in connection with settlement of delinquent accounts in the ordinary course of business or in connection with the bankruptcy or reorganization of suppliers or customers; (vi) loans or advances made to employees; (vii) bank deposits in the ordinary course of business; (viii) deposits, prepayments and other credits to suppliers and deposits in connection with lease obligations, taxes, insurance and similar items, in each case made in the ordinary course of business and securing contractual obligations of a Loan Party, in each case to the extent constituting a Permitted Lien; (ix) investments in prepaid expenses, utility and workers' compensation, performance and other similar deposits, each as entered into in the ordinary course of business; and (x) investments in connection with Permitted Acquisitions.

6.4.6 Enter into the management or operation of any business other than the type of business currently conducted by the Borrowers and natural extensions of such business;

6.4.7 Enter into any transaction with any manager, member, officer, or employee of the Borrowers on or after the date hereof which shall in the aggregate exceed Fifty Thousand Dollars ($50,000.00) outstanding at any time other than (i) the payment of annual fees to its Managers in an aggregate amount not to exceed $200,000 during each fiscal year; (ii) RWN may make payments to Sponsor under the Sponsor Management Agreement to the extent permitted under the Management Fee Subordination Agreement or transaction payments related to the transactions contemplated by this Agreement or Permitted Acquisitions; (iii) ordinary course compensation to employees of the Borrowers or any Subsidiary; and (iv) RWN may make payments to Brenton Hayden under the Hayden Advisory Agreement to the extent permitted under the Advisory Fee Subordination Agreement in an amount not to exceed $100,000 per fiscal year.

6.4.8 Create or permit to continue in existence any lien upon any assets of the Borrowers other than Permitted Liens;

6.4.9 Create or form a Subsidiary whether by acquisition, new capitalization, merger or otherwise, unless that, no less than thirty (30) days following the formation or acquisition by the Borrowers of any new Subsidiary, or participation in any partnership or joint venture, whether or not wholly owned, the Borrowers shall cause such corporation, partnership, or other entity or venture to become a "Guarantor" for all purposes of this Agreement and a "Grantor" under a security agreement in favor of Purchaser in form and substance similar to the Security Agreement.

6.4.10 Amend the certificate of organization or other governing documents of the Borrowers in any respect that would materially adversely affect Purchaser.

6.4.11 Issue any equity securities of any kind other than units (i) to employees or consultants under any Plan approved by the Board of Managers, (ii) issued in connection with a public offering, (iii) issued in connection with a merger, consolidation, or acquisition (in each case with a Person who is not an Affiliate of a member of a Borrower) and the main purpose of which is not to raise cash for a Borrower or any Subsidiary), (iv) issued in connection with a debt restructuring approved by the Board, (v) issued to any third party at a price per unit equal to or greater than the price of the units most recently issued by the Borrower on or before the date hereof, or (vi) issued for the purpose of curing any default of covenants as provided in Schedule 6.5.9.

6.4.12 Make any capital expenditures on a consolidated basis in excess of 120% of the budget approved by the Board of Managers or enter into any material contractual obligation for the expenditure of funds not in the ordinary course of business.

6.4.13 Sell, exchange, lease, negotiate, pledge, assign or otherwise dispose of any Collateral in excess of $50,000 per fiscal year to anyone other than

Purchaser and will not permit any lien, security interest or other encumbrance to attach to the Collateral, except as follows: (i) Permitted Liens; (ii) the Borrower may sell or lease inventory in the ordinary course of business; (iii) the Borrower may sell or otherwise dispose of obsolete, damaged, upgraded or retired equipment or supplies in the ordinary course of business or (iv) otherwise permitted under the loan documents with any senior lender of the Borrower.

6.5 Affirmative Covenants. So long as any portion of the Note is outstanding, the Borrowers and any Subsidiary shall:

6.5.1 At all times use commercially reasonable efforts to cause to be done all things reasonably necessary to maintain, preserve and renew (i) its existence as a limited liability company (except through a transaction permitted by Section 6.4.4. above), (ii) all material agreements, contracts and other arrangements (including without limitation all patent registrations and patent applications of the Borrowers) that are material to the conduct of the business of the Borrower or such Subsidiary as being conducted as of the date hereof, and (iii) all material licenses and permits necessary for the conduct of the business of the Borrowers or such Subsidiary;

6.5.2 Use commercially reasonable efforts to maintain and keep its properties in good repair, working order and condition, and from time to time make reasonably necessary or desirable repairs, renewals and replacements;

6.5.3 Pay and discharge, when payable, all Taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same become delinquent and before penalties accrue thereon) and all claims for labor, materials or supplies which if unpaid might by law become a lien upon any of its property, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves, determined in accordance with generally accepted accounting principles, have been set aside on its books with respect thereto;

6.5.4 Comply with all other material obligations which it incurs pursuant to any contract or agreement, whether oral or written, express or implied, as such obligations become due, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves have been set aside on its books with respect thereto;

6.5.5 Comply with all applicable laws, rules and regulations of all foreign and domestic governmental authorities, the violation of which would have a material adverse effect upon its businesses or financial condition;

6.5.6 Maintain adequate insurance in force as described in Section 5.10;

6.5.7 Cause its executive management team to devote substantially all of their business efforts and skills to the performance of services customarily incident to their positions.

6.5.8 Reserved.

6.5.9 Maintain and achieve, on a consolidated basis, the (i) minimum EBITDA, (ii) fixed charge coverage, (iii) maximum Total Debt to EBITDA for each measuring period, and (iv) the financial covenants for Seller Notes, all as shown on the attached Exhibit 6.5.9.

6.5.10 Designate or elect as a member of the Board of Managers, an individual nominated by Purchaser. The Borrowers shall pay all reasonable costs of the Manager in attending meetings. The Borrowers shall, to the extent commercially reasonable, obtain director and officer liability insurance.

6.6 Put Right. Purchaser shall have the right and the option to require the Borrowers to initiate a process to allow Purchaser to sells its Units on the terms and conditions set forth herein. In the event that a Triggering Event (as defined in the Note) has not occurred on or before the Due Date set forth in the Note and Purchaser retains ownership of its Units in RWN, Borrowers, at request of the Purchaser, agree to pursue in a commercially reasonable manner, any of the following: (i) a purchase of Purchaser's Units at a price mutually agreed by Purchaser and Borrowers, or (ii) causing a liquidity event through a Triggering Event.

6.7 Preemptive Rights. If RWN issues Units, either common or preferred, or Debt With Equity Features to Sponsor or its Affiliates, (all collectively referred to as "Equity Securities"), the Purchaser (or an affiliate of Purchaser selected by Purchaser) shall be treated as a Qualified Purchaser as defined in Section 5.4 of the RWN Operating Agreement and offered a reasonable opportunity and option to subscribe for and to acquire Equity Securities (on a basis pari passu with all other Purchasers of such issue of Equity Securities), [provided that if such issuance is prior to any Subsequent Funding as provided in Section 2.4, Purchaser shall have pre-emptive rights to purchase up to four percent (4.0%) of the Equity Securities offered by the Company in the offering]. As used herein, "Debt With Equity Features" shall mean any indebtedness of the Company (including, but not limited to, convertible indebtedness) that is created or issued by the Company together with a warrant, option or other right (whether or not attached to the evidence of such indebtedness or exercised by way of the conversion or other exchange of such indebtedness) to acquire, directly or indirectly, common or preferred Units of the Borrowers.

6.8 Termination of Covenants. The covenants set forth in this Agreement shall, unless otherwise specified herein, survive and continue in full force for so long as the Note is outstanding and shall automatically terminate in full upon the satisfaction in full of the Secured Obligations (other than surviving indemnification obligations not yet arisen and the Purchaser's Put Rights under Section 6.6).

6.9 Purchaser's Cure of Default. In the event that the Borrowers should be in breach or default of any material agreement, lease or contract, it shall immediately give notice of such fact to the Purchaser who shall have the right, but not the obligation, to cure such default, where possible or permitted, on behalf of the Borrowers. Any monies advanced by Purchaser on behalf of the Borrowers for such purposes shall become an obligation of the Borrowers to such Purchaser, and shall bear interest at the same rate as that provided for in the Notes.

6.10 Further Assurances. The Borrowers shall take and cause to be taken all actions reasonably requested by the Purchaser consistent with the terms of this Agreement to effect the transactions contemplated by this Agreement and the Loan Documents, including but not limited to the execution and delivery of additional financing statements and other security agreements granting to Purchaser liens upon the tangible and intangible personal property of the Borrowers for the purpose of securing the Secured Obligations.

7. INFORMATIONAL AND REGULATORY PROVISIONS

7.1. Use of Proceeds. At such times as St. Cloud reasonably requests, Borrowers shall deliver to Purchaser a written statement certified by Borrower's chief executive officer describing in reasonable detail the use of the proceeds from the transactions contemplated by the Loan Documents by Borrowers.

7.2. Business Activity. For a period of one (1) year following the date hereof, Borrowers will not change its business activity if such change would render Borrower ineligible to receive financial assistance from Purchaser (within the meanings of 13 C.F.R. Sections 107.720 and 107.760(b).

7.3. Number of Members. Borrowers will notify Purchaser from time to time when the number of Members of either Borrower increases above or decreases below fifty (*50*).

8. MISCELLANEOUS.

8.1 Expenses. Borrowers agree to pay Purchaser the Transaction Expenses.

8.2 Remedies. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover any damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law or equity, which rights may be exercised cumulatively and not alternatively. The prevailing party in any such dispute shall receive its reasonable attorneys' fees and costs.

8.3 Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived and the Borrowers may take any action herein prohibited, or omit to perform any act herein required to be performed by them, only if it has obtained the written consent of the Purchaser and the Borrower. No course of dealing between the Borrowers and the holder of the Securities or any delay in exercising any rights hereunder will operate as a waiver of any rights of any such holder.

8.4 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement for twelve months, regardless of any investigation made by Purchaser or on its behalf.

8.5 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

8.6 Assignment. This Agreement, the Notes and the other Loan Documents may be endorsed, assigned and/or transferred in whole or in part by Purchaser with the written consent of Borrowers, which consent shall not be unreasonably withheld or delayed, and any such holder and/or assignee of the same will succeed to and be possessed of the rights and powers of Purchaser under all of the same to the extent transferred and assigned. However, such consent shall not be necessary if at the time of the assignment or transfer, Borrowers are in default under the Note or the terms of this Agreement. The Borrowers will not assign any of its rights or delegate any of its duties hereunder, under the Notes, or any of the other Loan Documents without the prior express written consent of the Purchaser.

8.7 Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

8.8 Counterparts. This Agreement may be executed in two or more counterparts anyone of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same Agreement.

8.9 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

8.10 Notices. Any notice, demand or other communication required or permitted under the terms of this Agreement shall be in writing and shall be made by facsimile or certified or registered mail, return receipt requested, and shall be deemed to be received by the addressee on the date delivery is confirmed, if sent by Federal Express, Express Mail, or other similar overnight delivery service, the date of electronic confirmation of receipt, if sent by facsimile and three (3) business days after mailing, if sent by certified or registered mail, with postage prepaid, and properly addressed. Notices shall be addressed as provided below:

If to St. Cloud:

St. Cloud Capital Partners III SBIC, L.P.
10866 Wilshire Blvd., Suite 1450
Los Angeles, California 90024
Facsimile: (310) 475-0550
Attention: Ben Hom

With a copy to:	Mulvaney Barry Beatty Linn & Mayers LLP 401 West A Street 17th Floor San Diego, California 92101 Facsimile: (619) 238-1981 Attention: Rex B. Beatty, Esq.
If to the Borrowers:	RW National Holdings, LLC 315 E. Lake Street, Suite 301 Wayzata, MN 55391 Attention: Scott Honour
	RW OpCo, LLC Renter's Warehouse 4950 West 78th Street Bloomington, MN 55437 Attn: Kevin Ortner
With a copy to:	Faegre Baker Daniels LLP 2200 Wells Fargo Center 90 So. Seventh Street Minneapolis, MN 55402 Facsimile Attn: Nicole J. Leimer, Esq.

Any party may change its address for this purpose by giving a written notice thereof as herein provided.

8.11 Governing Law; Waiver of Jury Trial. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of California without giving effect to conflict of law provisions. Each of the parties to this Agreement hereby irrevocably waives, to the fullest extent permitted by applicable law, any right that it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or related to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby.

8.12 No Strict Construction. The Borrowers hereby waive the benefit of any statute or rule of law or judicial decision, including without limitation, California Civil Code § 1654, which would otherwise require that the provisions of this Agreement be construed or interpreted most strongly against the party responsible for the drafting thereof.

8.13 Schedules. All schedules hereto are an integral part of this Agreement.

8.14 Final Agreement. This Agreement, together with the other Loan Documents and other document referenced herein, constitutes the final agreement of the parties concerning the matters herein, and supersedes all prior and contemporaneous agreements and understandings.

8.15 Time is of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrowers hereunder and under all of the other Loan Documents.

8.16 Representation by Counsel. The Borrowers and Purchaser hereto represent and agree with each other that it has been represented by or had the opportunity to be represented by, independent counsel of its own choosing, and that it has had the full right and opportunity to consult with its respective attorney(s), that to the extent, if any, that it desired, it availed itself of this right and opportunity, that it or its authorized officers (as the case may be) have carefully read and fully understand this Agreement in its entirety and have had it fully explained to them by such party's respective counsel, that each is fully aware of the contents thereof and its meaning, intent and legal effect, and that it or its authorized officer (as the case may be) is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence.

8.17 Senior Lender Transaction. The Borrowers and Purchaser acknowledge and agree that the Borrowers are, as of the date hereof, contemplating consummation of a senior credit financing transaction (the "Senior Facility"). Upon the anticipated closing of the Senior Facility, in the event that the lenders under the Senior Facility reasonably require any changes or amendments to the covenants set forth in this Agreement, the Security Agreements and the Notes, then Purchaser agrees to negotiate in good faith with such lenders under the Senior Facility and the Borrowers with respect to any proposed changes or amendments. In addition, Purchaser agrees to negotiate and enter into a subordination agreement containing terms reasonably acceptable to Purchaser related to any Senior Facility; it being understood that any customary lien and debt subordination shall be reasonably acceptable to Purchaser.

(signature page follows)

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement to be effective as of the date first above written.

THE BORROWERS:

RW National Holdings, LLC

By: [signature]
Name: Charles Wyatt
Title: Chief Financial Officer

RW OpCo, LLC

By: [signature]
Name: Charles Wyatt
Title: Chief Financial Officer

PURCHASER:

ST. CLOUD CAPITAL PARTNERS III SBIC, L.P.

By: SCGP III SBIC, LLC
Its: General Partner

By: ______________________
Name: Kacy Rozelle
Its: Managing Member

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement to be effective as of the date first above written.

THE BORROWERS:

RW National Holdings, LLC

By: ______________________________
Name: Charles Wyatt
Title: Chief Financial Officer

RW OpCo, LLC

By: ______________________________
Name: Charles Wyatt
Title: Chief Financial Officer

PURCHASER:

ST. CLOUD CAPITAL PARTNERS III SBIC, L.P.

By: SCGP III SBIC, LLC
Its: General Partner

By: [signature]
Name: Kacy Rozelle
Its: Managing Member

STCL.143.SPA.634203

EXHIBIT 6.5.9

FINANCIAL COVENANTS

(a) **Total Funded Debt Ratio**. The Borrowers (as determined on a consolidated basis) shall maintain a Total Funded Debt Ratio (as defined below), calculated as of the last business day of each calendar quarter, not to exceed as follows:

03/31/2017	3.0 to 1.0
06/30/2017	3.0 to 1.0
09/30/2017	3.0 to 1.0
12/31/2017	3.0 to 1.0
03/31/2018	3.0 to 1.0
06/30/2018	3.0 to 1.0
09/30/2018	3.0 to 1.0
12/31/2018	3.0 to 1.0
03/31/2019	3.0 to 1.0
06/30/2019	3.0 to 1.0
09/30/2019	3.0 to 1.0
12/31/2019	3.0 to 1.0
03/31/2020	2.75 to 1.0
06/30/2020	2.75 to 1.0
09/30/2020	2.75 to 1.0
12/31/2020	2.75 to 1.0
03/31/2021	2.5 to 1.0
06/30/2021	2.5 to 1.0
09/30/2021	2.5 to 1.0
12/31/2021	2.5 to 1.0
03/31/2022	2.25 to 1.0
06/30/2022	2.25 to 1.0
09/30/2022	2.25 to 1.0
12/31/2022	2.25 to 1.0

(b) **Fixed Charge Coverage Ratio**. The Borrowers' (i) EBITDAM during the Marketing Period and (ii) EBITDA during the Extended Period, divided by Fixed Charges, calculated as of the last business day of each calendar quarter with respect to the immediately preceding four (4) fiscal quarters, shall not be less than as follows until the Secured Obligations are indefeasibly repaid and satisfied in full.

03/31/2017	1.25 to 1.0
06/30/2017	1.25 to 1.0
09/30/2017	1.25 to 1.0
12/31/2017	1.25 to 1.0
03/31/2018	1.25 to 1.0
06/30/2018	1.25 to 1.0

09/30/2018	1.25 to 1.0
12/31/2018	1.25 to 1.0
03/31/2019	1.25 to 1.0
06/30/2019	1.25 to 1.0
09/30/2019	1.25 to 1.0
12/31/2019	1.25 to 1.0
03/31/2020	1.50 to 1.0
06/30/2020	1.50 to 1.0
09/30/2020	1.50 to 1.0
12/31/2020	1.50 to 1.0
03/31/2021	1.75 to 1.0
06/30/2021	1.75 to 1.0
09/30/2021	1.75 to 1.0
12/31/2021	1.75 to 1.0
03/31/2022	2.00 to 1.0
06/30/2022	2.00 to 1.0
09/30/2022	2.00 to 1.0
12/31/2022	2.00 to 1.0

For purposes of this Agreement:

"Capitalized Leases" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that person.

"Capital Expenditures" will mean for any period, the aggregate capital expenditures recorded by the Borrowers in conformity with GAAP, including charges in respect of Capitalized Lease obligations (exclusive of imputed interest), but excluding those capital expenditures made with insurance/condemnation proceeds, or proceeds from asset sales permitted under this Agreement.

"EBITDA" means, the total sum of: (i) net income from continuing operations (excluding extraordinary or non-recurring gains or losses and, if approved in writing by Purchaser, transaction-related costs), and to the extent deducted in determining net income, (ii) Interest Expense, (iii) income taxes, (iv) depreciation, depletion and amortization expenses, (v) all Transaction Expenses reimbursed by the Borrower, (vi) purchase accounting adjustments in connection with acquisitions, (vii) other non-recurring or non-cash charges as approved by Purchaser, (viii) proceeds from an Equity Cure, and (ix) Board and Management fees

"EBITDAM" means EBITDA plus Maximum Marketing Expenses.

For purposes of calculating ratios, EBITDA and EBITDAM will be based on the applicable time period as follows:

For the period commencing on the date hereof and ending on September 30, 2017, EBITDAM will be calculated by using the most recent actual EBITDA for the fiscal periods after the Initial Closing Date and annualized for a 12-month period.

For the periods on or after December 31, 2017, EBITDA and EBITDA will be calculated based on the trailing 12 months.

US.108870546.01
STCL.143.634203.9

"Equity Cure" includes proceeds of an offering of equity securities by Borrowers issued for the purpose of curing a default in any financial performance covenant.

"Extended Period" shall mean any fiscal quarter or year commencing on or after January 1, 2019.

"Fixed Charges" will mean required payments, whether actually made or not, for: (i) federal, state, local and foreign income and similar tax expense, (ii) principal payable pursuant to the Secured Obligations (to Purchaser or otherwise), (iii) interest expense paid in cash or cash equivalents, (iv) unfinanced Capital Expenditures, (v) any dividends or distributions paid to the members or shareholders of the Borrower or its Subsidiaries or any payments made in connection with the redemption of any of the stock or membership interests of the Borrower or its Subsidiaries (vi) any payments made with respect to any equity incentive plans, and/or (vii) any Board and Management fees.

"Interest Expense" means the total of the costs of advances outstanding under indebtedness including (i) interest charges, (ii) capitalized interest, (iii) the interest component of Capitalized Leases, (iv) fees payable in respect of letters of credit and letters of guarantee, (v) discounts incurred and fees payable in respect of bankers' acceptances or associated with indebtedness.

"Marketing Period" for measuring results herein shall mean any fiscal quarter or year commencing on or after the date hereof and ending December 31, 2018

"Maximum Marketing Expenses" shall mean for any fiscal quarter 85% of the prior quarter ends' EBITDAM plus cash and cash equivalents on hand up to a maximum of $1,500,000.

"Total Funded Debt Ratio" means the ratio of Total Funded Debt calculated as of the last business day of each calendar quarter to consolidated EBITDAM during the Marketing Period and means Total Funded Debt calculated as of the last business day of each calendar quarter to consolidated EBITDA for the trailing twelve (12) months during the Extended Period.

"Total Funded Debt" will mean all liabilities of the Borrower of whatever nature or duration to the extent consisting of indebtedness for borrowed money (including obligations under Capitalized Leases (as defined above).

SCHEDULES TO SECURITIES PURCHASE AGREEMENT
NOVEMBER 7, 2016

Schedule 1.1
Permitted Indebtedness

None.

Schedule 3.1.5
Certificate(s) of Insurance

See attached.

Schedule 3.2

Wire Transfer Information for Proceeds of Note

Bank Name: Wells Fargo
Name: RW National Holding, LLC
ABA: 121000248
Account: 4007090780

Schedule 5.2.1
Authorized Capital of RWN

Authorized Capital

- Class A Preferred Units: Unlimited
- Common Units: Unlimited
- Class B Units: Unlimited

Issued and Outstanding:

- Class A Preferred Units: 18,500,000
- Common Units: 17,294,767
- Class B Units: 1,339,282

Schedule 5.2.2
Convertible Securities / Options

See Schedule 5.2.1.

<u>Schedule 5.3</u>
Conflicts of Interest

None.

Schedule 5.4
Conflicts with Loan Documents

None.

Schedule 5.5.1
Affiliate Ownership in Borrowers' Property; Title Exceptions

None.

Schedule 5.6
Litigation

Eviction Activities:

Minnesota

1. Reid v. Renters Warehouse | Case Number: 55-CO-16-300 | Olmsted County.
2. Peoples v. Renters Warehouse | Case Number: 10-CO-16-299 | Carver County.
3. McReynolds v. Renters Warehouse | Case Number: 27-CO-16-6468 | Hennepin County.
4. Muse v. Renters Warehouse | Case Number: 62-CO-16-3726 | Ramsey County.

Arizona

1. Anzalone v. Renters Warehouse (Carl Baldwin) | Case Number: CC2016-189089 | Kyrene Justice Court.
2. Scott & Kimberly Hill v. Renters Warehouse (Mark & Amy Finstad) | Case Number: CC2016-190201 | Hassayampa Justice Court.
3. Thomas & Debra Richey v. Renters Warehouse (Katrina Varela) | Case Number: CC2016-189100 | Hassayampa Justice Court.
4. Johnnie & Dana Sanders v. Renters Warehouse (Thomas Lacy) | Case Number CC2016-191376 | Mcdowell Mountain Justice Court.
5. Charles & Fabiola Stephenson v. Renters Warehouse (Albert J. Vayda Living Trust) | Case Number: CC2016-185647 | San Marco Justice Court
6. Madelynn Ann Triggs & Miguel Estuardo Arriola v. Renters Warehouse (Penelope Lopes Bankwitz) | Hassayampa Justice Court.
7. Christie Carter v. Renters Warehouse (Jeffery & Hope Parr) | Apache Junction Justice Court.
8. Teresa Browne v. Renters Warehouse (James & Sarah Row) | Manistee Justice Court.
9. Robert Hood, Kayle Hood & Laura Toth vs. Renters Warehouse (Matthew Baltby) | Agua Fria Justice Court.
10. Forrest Stevens & Lana Bray v. Renters Warehouse (Marla & Richard Trepanier) | Apache Junction Justice Court.
11. John Albert & Joyce Annette Coles v. Renters Warehouse (Brenda & Bryan Dutra | Apache Junction Justice Court.
12. Candace Corbell v. Renters Warehouse (Michael Ickes) | Encanto Justice Court.

13. Ali Abbas, Abdullah Alfrahan & Hussain Nazar v. Renters Warehouse (Sarah Naomi Aklin) | University Lakes Justice Court.

Colorado

Renters Warehouse is presently involved in two eviction actions in the State of Colorado.

Tax Matters

On August 22, 2016, a Subsidiary Guarantor received a letter from the Department of the Treasury alleging that Hayden & Company LLC (n/k/a Renters Warehouse) owes unpaid taxes for the period ending December 31, 2013 in the amount of $13,049.82. The Borrowers are actively disputing this allegation.

Minnesota Department of Commerce

1. On September 23, 2016, the Minnesota Department of Commerce (the "Department") requested that a Subsidiary Guarantor provide the Department with its written response to a complaint sent by Margaret Ivie to the Department regarding her claim that a Subsidiary of the Borrowers owes her approximately $1,451.86 as reimbursement for lawn and maintenance care at her property. In addition, Ms. Ivie has also provided her complaint to the Minnesota Attorney General. The Department requested a complete file relating to the property located at 20650 Brennan Path, Farmington, Minnesota, including all contracts, agreements, disclosures, amendments, addenda, owner statement accounting, account ledger, notes, correspondence and all other related documents regarding the property located at 2552 Country Road 24, Long Lake, Minnesota. The Borrowers are actively working with the Department on this matter.

2. On September 26, 2016, the Department requested the complete file of a Subsidiary Guarantor relating to the property located at 20650 Brennan Path, Farmington, Minnesota, including all contracts, agreements, disclosures, amendments, addenda, owner statement accounting, account ledger, notes, correspondence and all other related documents. The Borrowers are actively working with the Department on this matter.

Schedule 5.7
Affiliated Transactions

1. Sponsor Management Agreement

2. Hayden Advisory Agreement

3. Consulting Agreement dated as of September 17, 2015 by and between RWN and Suit, L.L.C.. and Brenton Hayden, as the same may be amended, restated, supplemented or otherwise modified from time to time.

Schedule 5.8
Licenses / Permits

Loan Party Name	License
Renters Warehouse, LLC	Minnesota License No. 40445630
Renters Warehouse Arizona, LLC	Arizona Real Estate License No. LC662662000
Renters Warehouse Colorado, LLC	Colorado Real Estate License No. EC.100067358
Renters Warehouse Florida, LLC	Florida Real Estate License No. CQ1051307
Renters Warehouse Illinois, LLC	Illinois Real Estate License No. 481012586
Renters Warehouse North Carolina, LLC	North Carolina Real Estate License No. 27159
Renters Warehouse	Nevada Real Estate License No. B1001546.LLC
Renters Warehouse	Missouri Real Estate License
Renters Warehouse	Washington Real Estate License

<u>Schedule 5.9</u>
Financial Statements

See attached.

RW National Holdings, LLC and Subsidiaries

Consolidated Balance Sheet

December 31	Successor 2015
ASSETS	
Current Assets	
Cash	$ 3,270,698
Cash held in trust	7,725,234
Certificate of deposit	117,734
Accounts receivable	445,891
Notes receivable from franchisees	25,471
Prepaid expenses and other current assets	21,635
Due from members	58,558
Total Current Assets	11,665,221
Property and Equipment	1,072,723
Goodwill	14,938,119
Intangible Assets	4,041,031
Other Assets	8,975
Total Assets	$ 31,726,069
LIABILITIES AND MEMBERS'	
Current Liabilities	
Accounts payable	$ 1,034,730
Accrued expenses	2,545,552
Current maturities of capital lease obligations	9,684
Current maturities of long-term debt	4,700,000
Tenant security deposits	7,728,234
Total Current Liabilities	16,018,200
Capital Lease Obligations, net of current maturities	35,860
Notes Payable to Related Parties	6,500,000
Deferred Rent	77,214
Total Liabilities	22,631,274
Members' Equity	9,094,795
Total Liabilities and Members' Equity	$ 31,726,069

RW National Holdings, LLC and Subsidiaries

Consolidated and Combined Statements of Operations

		Successor Period from September 17, 2015 to December 31, 2015 (Consolidated)		Predecessor Period from January 1, 2015 to September 16, 2015 (Combined)
Revenues				
Tenant placement fees	$	1,550,067	$	4,580,737
Management fees		1,326,849		3,130,803
Franchise fees		362,855		1,012,931
Other		604,733		2,407,214
Total Revenues		3,844,504		11,131,685
Operating Expenses				
Selling, general and administrative expenses		4,821,725		10,784,587
Acquisition related expenses		1,245,959		-
Total Operating Expenses		6,067,684		10,784,587
Income (Loss) from Operations		(2,223,180)		347,098
Other Income (Expense)				
Interest expense		(184,162)		(30,927)
Other income		2,137		3,435
Total Other Expense		(182,025)		(27,492)
Net Income (Loss)	$	(2,405,205)	$	319,606

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THAT ACT OR SUCH LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE.

THE OBLIGATIONS UNDER THIS NOTE SHALL BE SUBORDINATED TO THE EXTENT SET FORTH IN ANY SUBORDINATION AGREEMENT RELATED TO A SENIOR FACILITY (AS DEFINED IN THE AGREEMENT DEFINED BELOW).

12% SECURED PROMISSORY NOTE

$6,500,000.00 Date: November 7, 2016

FOR VALUE RECEIVED, RW National Holdings, LLC, a Delaware limited liability company and RW OpCo, LLC, a Delaware limited liability company (each a "Maker" and collectively, "Makers"), promise to pay to the order of ST. CLOUD CAPITAL PARTNERS III SBIC, LP, a Delaware limited partnership ("Payee"), or its registered assigns, the sum of Six Million Five Hundred Thousand Dollars ($6,500,000.00) and to pay interest thereon at the rate of twelve percent (12.0%) *per* annum (the "Interest Rate") from the date hereof until this Secured Promissory Note (as amended, modified or supplemented from time to time, this "Note") is fully paid.

Principal and interest shall be payable for the term of this Note, as set forth below:

(1) Commencing December 1, 2016, and on continuing on the first day of each month thereafter, Makers will make seventy-one (71) consecutive monthly payments of unpaid interest accrued at twelve percent (12.0%) on the unpaid principal.

(2) Makers' seventy-second (72nd) and final payment will be due November 1, 2022 (the "Due Date") and will be for all unpaid principal, and the accrued unpaid interest plus all unpaid charges due and owing to Payee under this Note, if any.

Any payment of principal or interest not paid within ten (10) days after its due date shall be subject to a five percent (5%) charge on the unpaid payment.

During the occurrence and continuation of an Event of Default (defined below), at the election of the Payee, the interest rate shall be increased four percent (4%) *per* annum. In no event shall Payee be entitled to interest exceeding the maximum rate permitted by law. If any excess interest is provided for or shall be adjudicated to be so provided for in this Note, or if any payment or other consideration under this Note is determined to exceed the amount permitted under applicable law, then in such event: (i) the provisions of this paragraph shall govern and control; (ii) the Makers shall not be obligated to pay the amount of such interest or other

payment or consideration to the extent that it is in excess of the maximum amount permitted by law and the same shall be construed as a mutual mistake of the parties; and (iii) any such excess which may have been collected or attributed shall, at the option of Payee, be subtracted from the then unpaid principal amount hereof, or refunded to the Makers.

Both principal hereof and interest thereon are payable at such place as Payee may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds by ACH debit transfer. Interest hereunder shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed.

This Note is issued pursuant to the terms of the Agreement and is secured by all of Makers' Collateral, pursuant to the terms of the Security Agreement.

This Note is subject to the terms and conditions set forth below:

I. DEFINITIONS.

Any term not defined herein shall have the definition set forth in the Agreement (as defined below):

"Agreement" shall mean that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Makers and Payee as joined by Subsidiary Guarantors as such agreement may be amended, modified or supplemented from time to time.

"Collateral" shall have the meaning therefor, as set forth in the Security Agreement.

"Event of Default" shall have the meaning given such term in Section 4 below.

"Note" shall mean this Note and any note delivered in substitution or exchange therefor as provided herein.

"Security Agreement" shall mean that certain Pledge and Security Agreement, dated as of the date hereof, by and among Makers, their Subsidiaries and Payee, as such Security Agreement may be amended, modified or supplemented from time to time.

"Triggering Event" shall mean (i) a sale of all or substantially all of the assets of either of the Makers, (ii) a merger, reorganization or consolidation of either of the Makers with or into another Person (other than with an Affiliate of either Maker), or other similar transaction; (iii) a transfer of a majority of the equity interest of either of the Makers in a transaction or series of related transactions; or (iv) an initial public offering of either of the Makers' equity interests.

Any capitalized terms used herein without definition shall have the meaning set forth in the Agreement.

II. PREPAYMENT OF NOTE.

2.1 Mandatory Prepayment. Except as set forth below, all principal and accrued but unpaid interest on this Note shall immediately become due and payable upon the occurrence of a Triggering Event, without any further notice to the Makers by Payee or any other party.

2.2 Optional Prepayment. Makers shall have the right to prepay all or part of the outstanding principal amount of this Note without any prepayment penalty; *provided that* the Makers gives Payee not less than five (5) calendar days' prior written notice of any such prepayment whether partial or in full. Makers may, in its sole discretion, allocate prepayments to the final scheduled payments on the note.

2.3 Prepayment Fees. Makers agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Upon a prepayment of all or a portion of this Note (other than in connection with a Triggering Event), Payee is entitled to the following prepayment fee which shall be calculated on the amount of the prepaid principal as follows: (i) three percent (3.0%) for any payments made prior to November 4, 2017 (the "First Period Date"); (ii) two percent (2.0%) for any payments made after the First Period Date but prior to November 4, 2018 (the "Second Period Date"); and (iii) one percent (1.0%) for any payments made on or after the Second Period Date but prior to November 4, 2019. The prepayment charge, if any, shall be due in the event of voluntary or involuntary prepayment in full or in part, excluding however, any repayment attributable to a Triggering Event.

III. REPLACEMENT OF NOTE

Upon receipt of evidence reasonably satisfactory to the Makers of the ownership of and the loss, theft, destruction or mutilation of this Note and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Makers, or (in the case of mutilation) upon surrender and cancellation of the mutilated Note, the Makers will execute and deliver, in lieu thereof, a new Note of like tenor.

IV. EVENTS OF DEFAULT.

The occurrence and continuation of any of the events or conditions described in **Section 4.1** or **Section 4.2** shall be an **"Event of Default."**

4.1 Payee Action. The occurrence of any of the following Events of Default shall, at the option of Payee, entitle Payee to declare all sums of principal and interest then remaining unpaid, and all other amounts payable hereon, due and payable, all without demand, presentment, notice or protest, all of which hereby are expressly waived, and permit Payee to exercise any other right available to it under the Loan Documents or otherwise available to it at law or in equity, all of which rights and powers may be exercised cumulatively.

4.1.1 Failure to Pay Principal or Interest. Failure to pay any installment of principal or interest as set forth above within five (5) days of the date when due.

4.1.2 Breach of Covenants. The breach by the Makers of any covenant in the Agreement or any other Loan Document that is not cured within thirty (30) days after written notice thereof to the Makers.

4.1.3 Breach of Representations and Warranties. The representations or warranties of the Makers made in the Loan Documents or in any statement or certificate at any time given in writing to Payee pursuant to the Agreement or this Note or in connection therewith or herewith, shall prove to have been false or misleading in any material respect as of the date such representations and warranties were made.

4.1.4 Judgments. The entry of any money judgment, writ of execution or similar process in excess of Two Hundred Thousand Dollars ($200,000) against a Maker or any of the property or other assets of a Maker not fully covered by insurance which shall remain unsatisfied, unvacated or unstayed until the date that is sixty (60) days after such judgment, writ or similar process is entered.

4.1.5 Default in Other Agreements. The occurrence of any event of default or other event triggering acceleration of any Indebtedness by a Maker under any note, agreement or other instrument involving the issuance of Indebtedness , whether such Indebtedness now exists or may hereafter be created but only if, as a result of such event of default or other event, the maturity of such Indebtedness has been accelerated or has otherwise become or been declared to be due prior to its stated maturity and the principal amount of such Indebtedness which has been accelerated or has otherwise become or been declared to be due exceeds, individually or in the aggregate, Two Hundred Thousand Dollars ($200,000).

4.1.6 Attachments. The levying of any writ of attachment against any property or other assets of a Maker not fully covered by insurance in force valued individually or in the aggregate at an amount equal to or greater than Two Hundred Thousand Dollars ($200,000) unless a Maker posts a bond or obtains other relief for the release of such attachment within forty-five (45) days.

4.1.7 Suspension of Business. The material suspension of the usual business activities of a Maker or the winding up or liquidation of a Maker's business.

4.1.8 Challenges by the Maker. A Maker shall challenge, or institute or join in any proceedings to challenge the validity, binding effect or enforceability of this Note or any endorsement of this Note or any other obligation to Payee under the Loan Documents.

4.1.9 Certain Agreements. The Security Agreement or any provision thereof shall cease to be in full force or effect or shall be declared to be null or void or

otherwise unenforceable in whole or in part; or Payee shall not have or shall cease to have a valid and perfected security interest in the Collateral, to the extent that such collateral has been perfected by the filing of a financing statement or other actions taken prior to the date hereof.

4.1.10 Reserved

4.1.11 Other. The failure of the Maker to perform or observe any other material term, covenant or agreement to be performed or observed by it pursuant to this Note and the continuance thereof for a period of thirty (30) days after written notice thereof to the Maker.

4.2 Acceleration Without Specific Action. The occurrence of any of the following Events of Default shall make all sums of principal and interest then remaining unpaid and all other amounts payable hereon due and payable, all without demand, presentment, notice or protest, all of which hereby are expressly waived, and permit Payee to exercise any other right available to it at law or in equity, all of which rights and powers may be exercised cumulatively.

4.2.1 Bankruptcy. The voluntary institution of bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors by a Maker; or the institution of any such proceedings against a Maker, which involuntary proceedings shall not have been vacated by appropriate court order within sixty (60) days of such institution.

4.2.2 Dissolution. Any order, judgment or decree shall have been entered against a Maker decreeing the dissolution or liquidation of a Maker and such order, judgment or decree shall remain undischarged or unstayed for a period of sixty (60) days.

4.2.3 Insolvency, Receiver or Trustee. The making by a Maker of an assignment for the benefit of creditors; or the making by a Maker of an offer of settlement, composition or extension to the claims of all or substantially all of a Maker's creditors or the application for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or the appointment otherwise of such a receiver or trustee or a committee of a Maker's creditors which shall remain undischarged or unstayed for a period of sixty (60) days.

V. TRANSFER OF SECURITIES.

Subject to the restrictions on transfer contained in the Agreement, this Note and all rights hereunder are transferable in whole or in part on the books of a Maker maintained for such purpose at its principal office referred to above by Payee in person or by a duly authorized attorney, upon surrender of this Note properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of

this Note, by taking or holding the same, consents and agrees that this Note when endorsed in blank shall be deemed negotiable and agrees that when this Note shall have been so endorsed, Payee hereof may be treated by the Makers and all other persons dealing with this Note, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Makers, any notice to the contrary notwithstanding; but until such transfer on such books, the Makers may treat Payee hereof as the owner for all purposes.

VI. METHODS; ADDRESSES.

Any notice, demand or other communication required or permitted under the terms *of* this Note shall be in writing and shall be made by telegram, telex or electronic transmitter (including, without limitation, facsimile) or certified or registered mail, return receipt requested, and shall be deemed to be received by the addressee on the date delivery is confirmed, if sent by Federal Express, Express Mail, or other similar overnight delivery service, the date of electronic confirmation of receipt, if sent by telegram, telex, telecopy or electronic transmitter, and three (3) business days after mailing, if sent by certified or registered mail, with postage prepaid, and properly addressed. Notices shall be addressed as provided below:

(a) If to Payee:

St. Cloud Capital Partners III SBIC, L.P.
10866 Wilshire Blvd., Suite 1450
Los Angeles, California 90024
Facsimile: (310) 475-0550
Attention: Kacy Rozelle

With copy to:

Mulvaney Barry Beatty Linn & Mayers LLP
401 West A Street, 17th Floor
San Diego, California 92101
Facsimile: (619) 238-1010
Attention: Rex B. Beatty, Esq.

(b) If to the Makers:

RW NATIONAL HOLDINGS, LLC
315 E. Lake Street, Suite 301
Wayzata, MN 55391
Facsimile ( )
Attention: Kevin Ortner

With copy to:

Faegre Baker Daniels
2200 Wells Fargo Center
90 So. Seventh Street
Minneapolis, MN 55402
Facsimile
Attn: Nicole J. Leimer, Esq.

Any party may change its address for this purpose by giving a written notice thereof as herein provided.

VII. MISCELLANEOUS.

7.1 Survival of Covenants. All agreements and covenants made herein shall survive the execution and delivery hereof.

7.2 Failure or Indulgence Not Waiver. No failure or delay on the part of Payee or any other holder of this Note to exercise any right, power or privilege under this Note and no course of dealing between the Makers and Payee shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Note are cumulative to, and not exclusive of, any rights or remedies that Payee would otherwise have. No notice to or demand on the Maker in any case shall entitle the Maker to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Payee to any other or further action in any circumstances without notice or demand.

7.3 Cost of Collection. The Makers agree to indemnify Payee against any losses, claims, damages and liabilities and related expenses, including counsel fees and expenses, incurred by Payee in connection with the collection and enforcement of this Note (including, without limitation, in connection with any bankruptcy, insolvency, reorganization or workout). In addition, the Makers agree to pay, and to save Payee harmless from all liability for, any stamp or other documentary taxes which may be payable in connection with the Makers' execution or delivery of this Note.

All payments made by the Makers under this Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on Payee as a result of a present or former connection between Payee and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Payee having executed, delivered or performed its obligations or received a payment under, or enforced, this Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to Payee under this Note, the amounts so payable to Payee shall be increased to the extent necessary to yield to Payee (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Note. Whenever any Non-Excluded Taxes are payable by the Makers, as promptly as possible thereafter (and, in any event, within five (5) days) the Makers shall send to Payee for its own account a certified copy of an original official receipt received by the Makers showing payment thereof. If the Makers fail to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Payee the required receipts or other required documentary evidence, the Makers shall indemnify, defend and hold Payee harmless for any incremental taxes, interest or penalties that may become payable by Payee as a result of any such failure.

The agreements in this Section 7.3 shall survive the termination of this Note and the payment of the loan and all other amounts payable hereunder.

7.4 NO INTEREST OVER LEGAL RATE. It is the intent of Makers and Payee in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, Makers and Payee stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law; that neither the undersigned nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law; and that the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. The holder of this Note expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If the maturity of this Note shall be accelerated for any reason or if the principal of this Note is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the Loan evidenced by this Note exceeds the applicable maximum lawful rate, the holder of this Note shall, at its option, either refund to the undersigned the amount of such excess or credit the amount of such excess against the principal balance of this Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Lender or any other holder of this Note shall contract for, charge or receive any amount or amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of the holder of this Note, be either immediately returned to the undersigned or credited against the principal balance of this Note then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. The term "applicable law" as used in this Note shall mean the laws of the State of California or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

7.5 Governing Law; Waivers. This Note has been executed in and shall be governed by the laws of the State of California. As part of the consideration for Payee's investment herein, the Makers and Payee hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by Payee or the Makers, may, at the option of Payee, be litigated in courts having sites within the State of California, County of Los Angeles and the Makers hereby expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and consents that any service of process in such action or proceeding may be made by personal service upon the Makers wherever the Makers may be located, or by certified or registered mail directed to the Makers at its last known address. **The Makers and Payee waive to the extent permitted by law, trial by jury, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder in such county.** The Maker waives presentment, demand, protest, notice of dishonor, notice of

demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agrees that no extension or indulgence of the Maker or release, substitution or non-enforcement of any security, or release or substitution of the Maker, any guarantor or any other party, whether with or without notice, shall affect the obligations of the Maker.

7.6 Modification. Neither this Note nor any provision hereof may be amended, modified, waived, discharged or terminated with respect to Payee unless agreed to in writing by the holder of this Note and the Makers.

7.6 Severability. Whenever possible, each provision of this Note will be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Note is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Note.

7.7 Further Assurance. At any time or from time to time upon the request of Payee, the Makers will execute and deliver such further documents and do such other acts and things as Payee may reasonably request in order fully to effectuate the purposes of this Note, and to provide for the payment of the principal and interest due hereunder.

7.8 Successors. Subject to the transfer restrictions contained in the Agreement, Payee may assign and participate any of its interests in this Note and this Note to any Person. Each reference herein to powers or rights of Payee shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them. All the covenants, agreements, representations and warranties contained in this Note shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns, including any Person to whom Payee has granted a participation interest in this Note.

7.9 Headings. The section headings in this Note are inserted for purposes of convenience only and shall have no substantive effect.

7.10 No Strict Construction. The Makers hereby waive the benefit of any statute or rule of law or judicial decision, including without limitation California Civil Code § 1654, which would otherwise require that the provisions of this Note be construed or interpreted most strongly against the party responsible for the drafting thereof.

(signature page follows)

IN WITNESS WHEREOF, the Makers have caused this Note to be signed and delivered by its duly authorized officer and to be dated as of the date first written above.

RW NATIONAL HOLDINGS, LLC
a Delaware limited liability company

By: [signature]
Name: Charles Wyatt
Title: Chief Financial Officer

RW OpCo, LLC
a Delaware limited liability company

By: [signature]
Name: Charles Wyatt
Title: Chief Financial Officer

Signature page to Note

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of November 7, 2016 (this "Agreement"), by and among RW National Holdings, LLC, a Delaware limited liability company, RW OpCo, LLC, a Delaware limited liability company and each subsidiary thereof listed on the signature pages hereto (each, a "Grantor" and collectively, the "Grantors"), and ST CLOUD CAPITAL PARTNERS III SBIC, L.P. ("Purchaser").

RECITALS:

Reference is made to that certain Securities Purchase Agreement, of even date herewith (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Securities Purchase Agreement"), by and among Grantor and Purchaser pursuant to which the Purchaser has purchased the Note.

It is a condition precedent to the purchase of the Note by the Purchaser that Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and in order to induce the Purchaser to purchase the Note, Grantor agrees as follows:

Section 1. DEFINITIONS

(a) General Definitions. In this Agreement, the following terms shall have the following meanings:

"**Account Debtor**" shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.

"**Accounts**" shall mean all "accounts" as defined in Article 9 of the UCC.

"**Affiliate**" shall mean, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 50% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

"**Agreement**" shall have the meaning set forth in the preamble.

"**Authenticate**" shall mean "authenticate" as defined in Article 9 of the UCC.

"**Bankruptcy Code**" shall mean Title II of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

"**Cash Proceeds**" shall mean all proceeds of any Collateral consisting of cash, checks and other near-cash items.

"**Chattel Paper**" shall mean all "chattel paper" as defined in Article 9 of the UCC, including, without limitation, "electronic chattel paper" or "tangible chattel paper", as each term is defined in the UCC.

"**Collateral**" shall have the meaning set forth in Section 2(a) hereof; *provided however* that the Collateral shall not include Excluded Property.

"**Collateral Documents**" shall mean this Agreement and all other instruments, documents and agreements delivered by any of the parties to the Loan Documents pursuant to this Agreement or any other Loan Document in order to grant, perfect and/or establish or maintain the priority of a security interest in favor of the Purchaser on any real, personal or mixed property of Grantor as security for the Secured Obligations.

"**Collateral Records**" shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

"**Collateral Support**" shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

"**Commercial Tort Claims**" shall mean all "commercial tort claims" as defined in the UCC, including, without limitation, all commercial tort claims listed and described with specification on Schedule VII hereto (as such Schedule may be amended or supplemented from time to time).

"**Commodities Accounts**" (i) shall mean all "commodity accounts" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule III hereto under the heading "Commodities Accounts" (as such Schedule may be amended or supplemented from time to time).

"**Copyright Licenses**" shall mean any and all agreements granting any right in, to or under Copyrights (whether Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule VI(B) (as such Schedule may be amended or supplemented from time to time).

"**Copyrights**" shall mean all United States, state and foreign copyrights, including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, now or hereafter in force throughout the world, all registrations and applications for any of the foregoing including, without limitation, the applications referred to in Schedule VI(A) (as such Schedule may be amended or supplemented from time to time), all rights corresponding thereto throughout the world, all extensions and renewals of any thereof, the right to sue for past, present and future infringements of any of the foregoing, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

"**Deposit Accounts**" (i) shall mean all "deposit accounts" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule III hereto under the heading "Deposit Accounts" (as such Schedule may be amended or supplemented from time to time), other than any Excluded Account.

"**Documents**" shall mean all "documents" as defined in Article 9 of the UCC.

"**Documents Evidencing Goods**" shall mean all Documents evidencing, representing or issued in connection with Goods.

"**Equipment**" shall mean: (i) all "equipment" as defined in the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, and tools (in each case, regardless of whether characterized as equipment under the UCC), (iii) all Fixtures and (iv) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, nor or hereafter existing.

"**ERISA**" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

"**Event of Default**" shall have the meaning set forth in the Note.

"**Excluded Account**" means any deposit account that is a trust account established by a Grantor comprised solely of funds from third parties that are being held in trust and/or managed by a Grantor for the benefit of a third party as either a rent clearing account or a security deposit account.

"**Excluded Property**" shall have the meaning given in Section 2(b) hereof.

"**Fixtures**" shall mean all "fixtures" as defined in Article 9 of the UCC.

"**General Intangibles**" (i) shall mean all "general intangibles" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all contracts, all tax refunds and all licenses, permits, concessions and authorizations, (in each case, regardless of whether characterized as general intangibles under the UCC).

"**Goods**" (i) shall mean all "goods" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory, Equipment, Documents Evidencing Goods and Software Embedded in Goods.

"**Indemnitee**" shall mean the Agent, each Purchaser, the Affiliates of each Purchaser, and the officers, partners, directors, trustees, shareholders, members, partners, employees, agents of each such Person.

"**Instruments**" shall mean all "instruments" as defined in Article 9 of the UCC.

"**Insurance**" shall mean: (i) all insurance policies covering any or all of the Collateral (regardless of whether the Purchaser is the loss payee thereof) and (ii) any key man life insurance policies.

"**Intellectual Property**" shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

"**Intellectual Property Licenses**" shall mean, collectively, the Copyright Licenses, Patent Licenses, Trademark Licenses, and Trade Secret Licenses.

"**Inventory**" shall mean: (i) all "inventory" as defined in the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in Grantor's business; all goods in which Grantor has an interest in mass or a joint or other interest in right of any kind; and all goods which are returned to or repossessed by Grantor, and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

"**Investment Accounts**" shall mean the Securities Accounts, Commodities Accounts and Deposit Accounts.

"**Investment Related Property**" shall mean: (a) all "investment property" (as such term is defined in Article 9 of the UCC) and (b) all of the following (regardless of whether classified as investment property under the UCC): all (i) Pledged Equity Interests, (ii) Pledged Debt, (iii) the Investment Accounts, (iv) Certificates of Deposit and (v) Deposit Accounts.

"**Joinder Agreement**" means an agreement in substantially the form of Exhibit B hereto whereby an additional person becomes Grantor hereunder as required by the Securities Purchase Agreement.

"**Letter of Credit Right**" shall mean "letter-of-credit right" as defined in the UCC.

"**Lien**" shall mean (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other Title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (ii) in the case of Pledged Equity Interests, any purchase option, call or similar right of a third party with respect to such Pledged Equity Interests.

"**Loan Documents**" shall have the meaning given such term in the Securities Purchase Agreement.

"**Material Adverse Effect**" shall mean a material adverse effect on (i) the business, operations, properties, assets, condition (financial or otherwise) or prospects of Grantor and its subsidiaries taken as a whole; (ii) the ability of Grantor to fully and timely perform its Secured Obligations; (iii) the legality, validity, binding effect or enforceability against Grantor of a Loan Document to which it is a party; or (iv) the rights, remedies and benefits available to, or conferred upon, any agent and Purchaser under any Secured Obligation.

"**Material Contract**" shall mean any contract or other arrangement to which Grantor is a party for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

"**Money**" shall mean "money" as defined in the UCC.

"**Note**" shall have the meaning given such term in the Securities Purchase Agreement.

"**Patent Licenses**" shall mean all agreements granting any right in, to, or under Patents (whether Grantor is licensee or licensor thereunder) including without limitation, each agreement referred to in Schedule VI(D) hereto (as such Schedule may be amended or supplemented from time to time).

"**Patents**" shall mean all United States, state and foreign patents and applications for letters patent, including, but not limited to, each patent and patent application referred to in Schedule VI(C) hereto (as such Schedule may be amended or supplemented from time to time), all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, all rights corresponding thereto throughout the world, the right to sue for past, present and future infringements of any of the foregoing and all proceeds of the foregoing including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

"**Payment Intangible**" shall have the meaning specified in Article 9 of the UCC.

"**Permitted Lien**" shall have the meaning given to such term in the Securities Purchase Agreement.

"**Permitted Sale**" shall mean those sales, transfers or assignments permitted by Section 6.4.12 of the Securities Purchase Agreement.

"**Pledge Supplement**" means an agreement identifying and adding additional specific collateral.

"**Person**" shall mean and include natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governmental authorities.

"**Pledged Debt**" shall mean all indebtedness for borrowed money owed to Grantor, whether or not evidenced by any instrument or promissory note, including, without limitation, all indebtedness described on Schedule III hereto under the heading "Pledged Debt" (as such Schedule may be amended or supplemented from time to time), all monetary obligations owing to Grantor from any other third-party, the instruments evidencing any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

"**Pledged Equity Interests**" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests, Pledged Trust Interests and any other participation or other interests in any equity or profits of any business entity.

"**Pledged LLC Interests**" shall mean all interests in any limited liability company including, without limitation, all limited liability company interests listed on Schedule III hereto under the heading "Pledged LLC Interests" (as such Schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and any other warrant, right or option to acquire any of the foregoing.

"Pledged Partnership Interests" shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule III hereto under the heading "Pledged Partnership Interests" (as such Schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and any other warrant, right or option to acquire any of the foregoing.

"Pledged Stock" shall mean all shares of capital stock owned by Grantor, including, without limitation, all shares of capital stock described on Schedule III hereto under the heading "Pledged Stock" (as such Schedule maybe amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and any other warrant, right or option to acquire any of the foregoing.

"Pledged Trust Interests" shall mean all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule III hereto under the heading "Pledged Trust Interests" (as such Schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests and any other warrant, right or option to acquire any of the foregoing.

"Proceeds" shall mean: (i) all "proceeds" as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, leased, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

"Purchaser" shall have the meaning set forth in the preamble hereto.

"Receivables" shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) Instruments and (v) to the extent not otherwise covered above, all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Grantor's rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

"Receivables Records" shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for

Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

"**Record**" shall have the meaning specified in the UCC.

"**Secured Obligations**" shall have the meaning given to such term in the Securities Purchase Agreement.

"**Secured Party**" shall mean Purchaser and any other holder from time of time of any Secured Obligations.

"**Securities**" shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, Note, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

"**Securities Accounts**" (i) shall mean all "securities accounts" as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule III hereto under the heading "Securities Accounts" (as such Schedule may be amended or supplemented from time to time).

"**Securities Purchase Agreement**" shall have the meaning set forth in the preamble.

"**Software Embedded in Goods**" means, with respect to any Goods, any computer program embedded in Goods and any supporting information provided in connection with a transaction relating to the program if (i) the program is associated with the Goods in such a manner that it customarily is considered part of the Goods or (ii) by becoming the owner of the Goods a person acquires a right to use the program in connection with the Goods.

"**State**" shall mean a State of the United States, the District of Columbia, Puerto Rico, the United States Virgin Islands, or any territory or insular possession subject to the jurisdiction of the United States.

"**Supporting Obligation**" shall mean all "supporting obligations" as defined in the UCC.

"**Trade Secret Licenses**" shall mean any and all agreements granting any right in or to Trade Secrets (whether Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule VI(G) hereto (as such Schedule may be amended or supplemented from time to time).

"**Trade Secrets**" shall mean all trade secrets and all other confidential or proprietary information and know-how (all of the foregoing being collectively called a "Trade Secret"), whether or not reduced to a writing or other tangible form, including all documents and things embodying,

incorporating, or referring in any way to such Trade Secret, the right to sue for past, present and future infringement of any Trade Secret, and all proceeds of the foregoing, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

"**Trademark Licenses**" shall mean any and all agreements granting any right in or to Trademarks (whether Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule VI(F) hereto (as such Schedule may be amended or supplemented from time to time).

"**Trademarks**" shall mean all United States, state and foreign trademarks, service marks, certification marks, collective marks, trade names, corporate names, d/b/as, business names, fictitious business names, internet domain names, trade styles, logos, other source or business identifiers, designs and general intangibles of a like nature, rights of publicity and privacy pertaining to the right to use names likeness and biographical data as real, all registrations and applications for any of the foregoing including, but not limited to, the registrations and applications referred to in **Schedule VI(E)** hereto (as such Schedule may be amended or supplemented from time to time), the goodwill of the business symbolized by the foregoing, the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit.

"**UCC**" shall mean the Uniform Commercial Code as in effect from time to time in the State of California.

(b) Definitions; Interpretation. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement or, if not defined therein, in the UCC. With respect to terms defined in more than one article of the UCC, unless otherwise specified such terms shall have the meaning specified in Article 9 of the UCC. References to "Sections," "Exhibits" "Annexes" and "Schedules" shall be to Sections, Exhibits, Annexes and Schedules, as the case may be, of this Agreement (as such Sections, Exhibits, Annexes and Schedules may be amended or supplemented from time to time in accordance with the terms of this Agreement), unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Securities Purchase Agreement, the Securities Purchase Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

Section 2. GRANT OF SECURITY

(a) Grant of Security. Grantor hereby grants to the Purchaser a security interest and continuing lien on all of Grantor's right, title and interest in, to and under all personal property of Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter

acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "**Collateral**"):

(1) Documents;

(2) General Intangibles;

(3) Goods;

(4) Insurance;

(5) Intellectual Property;

(6) Investment Related Property;

(7) Letter of Credit Rights and letters of credit;

(8) Money;

(9) Receivables and Receivable Records;

(10) Commercial Tort Claims;

(11) to the extent not otherwise included above, Material Contracts, motor vehicles, choses in action and all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(12) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect to any of the foregoing.

(b) Certain Limited Exclusions. Notwithstanding anything to the contrary, in no event shall the security interest granted under Section 2 (a) hereof attach to (collectively, the "Excluded Property") (i) any lease, license, contract, property rights or agreement to which Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (1) the abandonment, invalidation or unenforceability of any right, title or interest of Grantor therein or (2) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406,9-407,9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity), provided, however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attached immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (1) or (2) including, without limitation, any proceeds of such lease, license, contract, property rights or agreement; (ii) in any of the outstanding capital stock of a "controlled foreign corporation" (as defined in the Internal Revenue Code of 1986, as amended) in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote; (iii) any "intent to use" Trademark applications for which

a statement of use has not been filed and accepted (but only until such statement is filed and accepted), (c) any Account, General Intangible or other right, or agreement evidencing such Account, General Intangible or other right, in each case to the extent that such account, general intangible or other right (or agreement evidencing such account, general intangible or other right) contains a term or is subject to a rule of law, statute or regulation that (1) restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than the Grantor) to, the creation, attachment or perfection of the security interest granted herein, or (2) provides that the assignment or transfer thereof or the creation, attachment, perfection, or enforcement of a security interest therein may give rise to a default, breach, right of recoupment, claim, defense, termination, right of termination, or other remedy, in each case (under clause (1) or clause (2)) to the extent that such restriction, prohibition, requirement of consent or other provision is effective and enforceable under applicable law and is not rendered ineffective by applicable law (including, without limitation, pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC) or principles of equity; (iv) any Excluded Account; and (v) any property to the extent that Purchaser determines, in its reasonable judgment, that the cost of obtaining such security interest would be excessive in relation to the benefit thereof; provided, that, excluding the property described in clauses (iv) and (v), (i) Excluded Property shall not include, any Proceeds of any of the foregoing (unless such Proceeds would otherwise constitute Excluded Property), and (ii) any item of the foregoing that at any time ceases to satisfy the criteria for Excluded Property (whether as a result of the Grantor obtaining any necessary consent, any change in any rule of law, statute or regulation, or otherwise), shall no longer be Excluded Property.

Section 3. SECURITY FOR OBLIGATIONS.

(a) Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, II U.S.C. §362(a) (and any successor provision thereof), of all Secured Obligations.

(b) Continuing Liability under Collateral. Notwithstanding anything herein to the contrary, (i) Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Purchaser or any Secured Party and (ii) Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Purchaser nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Purchaser nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, (iii) the exercise by any Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

Section 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS.

(a) Generally.

(i) Representations and Warranties. Each Grantor hereby represents and warrants to Purchaser that:

(1) Grantor owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons (other than Permitted Liens), including, without limitation, liens arising as a result of any Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person;

(2) Grantor has been duly organized as a limited liability company under the laws of its jurisdiction of formation and remains existing as such;

(3) the execution and delivery of this Agreement by Grantor and the performance by it of its obligations under this Agreement are within its powers and have been duly authorized by all necessary company or other action;

(4) upon the filing of UCC financing statements naming Grantor as debtor for the benefit of the Purchaser, and describing the Collateral in the filing offices set forth opposite Grantor's name on **Schedule I(E)** hereof (as such Schedule may be amended or supplemented from time to time) and other filings delivered by Grantor, the security interests granted to the Purchaser hereunder constitute valid and perfected first priority Liens, subject to Permitted Liens;

(5) other than the financing statements filed in favor of the Purchaser, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Purchaser for filing and (y) financing statements filed in connection with Permitted Liens;

(6) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by Grantor of the Liens purported to be created in favor of the Purchaser, hereunder or (ii) the exercise by Purchaser of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (4) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities and as may be required under federal laws pertaining to Intellectual Property;

(7) all actions and consents, including all filings, notices, registrations and recordings necessary or desirable for the exercise by the Purchaser of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;

(8) Grantor has indicated on **Schedule I(A)** hereto (as such Schedule may be amended or supplemented from time to time): (w) the type of organization of Grantor, (x) the jurisdiction of organization of Grantor, (y) its organizational identification number, if any, and (z) the jurisdiction where the chief executive office or its sole place of business is and for the one-year period preceding the date hereof has been, located.

(9) the full legal name of Grantor is as set forth on **Schedule I(A)** and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule I(B) (as such Schedule may be amended or supplemented from time to time);

(10) except as provided on **Schedule I(C)**, it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or, if Grantor is a natural person, principal residence or principal place of business) or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;

(11) Grantor has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on **Schedule I(D)** hereof (as such Schedule may be amended or supplemented from time to time);

(12) all information supplied by Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects; and

(13) none of the Collateral constitutes, or is the Proceeds of, "farm products" (as defined in the UCC).

(ii) Covenants and Agreements. Grantor hereby covenants and agrees that:

(1) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;

(2) Grantor shall not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(3) without limiting any prohibitions or restrictions on mergers in the Securities Purchase Agreement, Grantor shall not change Grantor's name, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), sole place of business (or principal residence if Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization or establish any trade names unless Grantor shall have (a) notified the Purchaser in writing at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Purchaser may reasonably request and (b) provide notice and take all actions reasonably requested by Purchaser to maintain priority of Purchaser's security interests;

(4) if the Purchaser gives value to enable Grantor to acquire rights in or the use of any Collateral, Grantor shall use such value for such purposes and Grantor

further agrees that repayment of any Secured Obligation shall apply on a "first-in, first-out" basis so that the portion of the value used to acquire rights in any Collateral shall be paid in the chronological order Grantor acquired rights therein;

(5) Grantor shall pay promptly when due all material property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided; Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Grantor or any of the Collateral as a result of the failure to make such payment;

(6) upon Grantor or any officer of Grantor obtaining knowledge thereof, Grantor shall promptly notify the Purchaser in writing of any event that may materially and adversely affect the value of the Collateral or any portion thereof, the ability of Grantor or the Purchaser to dispose of the Collateral or any material portion thereof, or the rights and remedies of the Purchaser in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof;

(7) Grantor shall not take or permit any action which could materially impair the Purchaser's rights in the Collateral; and

(8) Grantor shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except for Permitted Sales.

(b) Equipment and Inventory.

(i) Representations and Warranties. Grantor represents and warrants to Purchaser that:

(1) all of the Equipment and Inventory included in the Collateral is kept only at the locations specified in **Schedule II** hereto (as such Schedule may be amended or supplemented from time to time);

(2) any Inventory now or hereafter produced by Grantor included in the Collateral has been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended, and the rules and regulations thereunder; and

(3) none of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor.

(ii) Covenants and Agreements. Grantor covenants and agrees that:

(1) Grantor shall keep any Equipment and Inventory with a value in excess of $50,000 only in the locations specified on **Schedule II** hereto unless it shall have (a) notified the Purchaser in writing at least thirty (30) days prior to any change in locations, identifying such new locations and providing such other information in connection therewith as the Purchaser may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Purchaser's security interest in the Collateral intended to be granted

and agreed to hereby, or to enable the Purchaser to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;

(2) Grantor shall keep correct and accurate records of the Inventory, including, without limitation, itemizing and describing the kind, type and quantity of such Inventory, Grantor's cost therefor and, where applicable, the current list prices for such Inventory and such other information as is customarily maintained under similar circumstances by Persons of established reputation engaged in similar business, and in any event in conformity with generally accepted accounting principles;

(3) Grantor shall not deliver any Document Evidencing any Goods to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Purchaser;

(4) if any Equipment or Inventory is in possession or control of any third party, including, without limitation, any warehouseman, bailee or agent, Grantor shall join with the Purchaser in notifying the third party of the Purchaser's security interest and obtaining an Authenticated acknowledgment from such third party that it is holding the Equipment and Inventory for the benefit of the Purchaser; and

(5) with respect to any item of Equipment with a value in excess of $50,000 which is covered by a certificate of Title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of the Purchaser, (A) provide information with respect to any such Equipment, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Purchaser copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of Title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.

(c) Receivables.

(i) Representations and Warranties. Grantor represents and warrants to Purchaser that:

(1) each Receivable (a) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (b) is and will be enforceable in accordance with its terms, (c) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise) and (d) is and will be in compliance with all applicable laws, whether federal, state, local or foreign; and

(2) none of the Account Debtors in respect of any Receivable is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign. No Receivable requires the consent of the Account Debtor in respect thereof in connection with the security interest hereunder, except any consent which has been obtained.

(ii) Covenants and Agreements. Grantor hereby covenants and agrees that:

(1) Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

(2) Grantor shall perform in all material respects all of its obligations with respect to the Receivables;

(3) Grantor shall not amend, modify, terminate, or waive any provision of any Receivable in any manner which could reasonably be expected to have a Material Adverse Effect on the value of such Receivable as Collateral. Other than in the ordinary course of business as generally conducted by Grantor on and prior to the date hereof, and except as otherwise provided in subsection (5) below, following an Event of Default, Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;

(4) except as otherwise provided in this subsection, Grantor shall continue to collect all amounts due or to become due to Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, Grantor shall take such action as Grantor may deem necessary or advisable. Notwithstanding the foregoing, at any time following the occurrence and during the continuation of an Event of Default, the Purchaser shall have the right at any time to notify, or require Grantor to notify, any Account Debtor of the Purchaser's security interest in the Receivables and any Supporting Obligation and, in addition, the Purchaser may: (I) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to Grantor thereunder directly to the Purchaser; (2) notify, or require Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Purchaser, and (3) enforce, at the expense of Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. If the Purchaser notifies Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by Grantor in the exact form received, duly indorsed by Grantor to the Purchaser if required, into an account maintained under the sole dominion and control of the Purchaser, and until so turned over, all amounts and proceeds (including checks and other instruments) received by Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Purchaser hereunder and shall be segregated from other funds of Grantor and Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and

(5) Grantor shall use its commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

(d) Pledged Equity Interests and Pledged Debt.

(i) Representations and Warranties. Grantor hereby represents and warrants to Purchaser that:

(1) **Schedule III** hereto (as such Schedule may be amended or supplemented from time to time) sets forth under the headings "Pledged Stock," "Pledged LLC Interests," "Pledged Partnership Interests," and "Pledged Trust Interests," respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

(2) except as set forth on **Schedule III(B)** hereto, no Grantor has acquired any equity interests of another entity within the past five (5) years.

(3) Grantor is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

(4) except for any consents that have been obtained and remain in full force and effect, no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Purchaser in any Pledged Equity Interests or the exercise by the Purchaser of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof; and

(5) **Schedule III** hereto (as such Schedule may be amended or supplemented from time to time) sets forth under the heading "Pledged Debt" all of the Pledged Debt owned by Grantor and all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default and constitutes all of the issued and outstanding inter-company indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to Grantor.

(iii) Covenants and Agreements. Grantor hereby covenant and agree that:

(1) except as permitted under the Securities Purchase Agreement, without the prior written consent of the Purchaser, Grantor shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Purchaser's security interest, (b) permit any issuer of any Pledged Equity Interest that is a

direct or indirect subsidiary of Grantor to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) permit any issuer of any Pledged Equity Interest that is a direct or indirect subsidiary of Grantor to dispose of all or a material portion of their assets, (d) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (e), Grantor shall promptly notify the Purchaser in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Purchaser's "control" thereof;

(2) Grantor shall comply with all of its material obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce all of its rights with respect to any Investment Related Property;

(3) except as permitted under the Securities Purchase Agreement, without the prior written consent of the Purchaser, Grantor shall not permit any issuer of any Pledged Equity Interest that is a direct or indirect subsidiary of Grantor to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under Section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor; provided that if the surviving or resulting Grantor upon any such merger or consolidation involving an issuer which is a controlled foreign corporation (as defined in the U.S. Internal Revenue Code of 1986, as amended), then Grantor shall only be required to pledge equity interests in accordance with Section 2(b); and

(4) Grantor consents to the grant of a security interest in all Investment Related Property to the Purchaser and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Purchaser or its designee following an Event of Default and to the substitution of the Purchaser or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

(5) Grantor shall notify the Purchaser of any default under any Pledged Debt that has caused, either in any case or in the aggregate, a Material Adverse Effect.

(6) in the event Grantor acquires rights in any Pledged Equity Interest or Pledged Debt after the date hereof, it shall deliver to the Purchaser a completed Pledge Supplement, together with all Supplements to Schedules thereto,

reflecting such new Pledged Equity Interest or Pledged Debt and all other Pledged Equity Interest or Pledged Debt. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Purchaser shall attach to all Pledged Equity Interest or Pledged Debt immediately upon Grantor's acquisition of rights therein and shall not be affected by the failure of Grantor to deliver a supplement to **Schedule III** as required hereby.

(iv) Delivery and Control. Grantor agree that with respect to any Pledged Equity Interest or Pledged Debt hereafter acquired by Grantor, it shall comply with the provisions of this subsection (iv) promptly upon acquiring rights therein, in each case in form and substance satisfactory to the Purchaser. With respect to any Pledged Equity Interest or Pledged Debt that is represented by a certificate or that is an "instrument" (other than any Investment Related Property credited to a Securities Account) Grantor shall cause such certificate or instrument to be delivered to the Purchaser, endorsed in blank by an "effective endorsement" (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a "certificated security" for purposes of the UCC. With respect to any Pledged Equity Interest or Pledged Debt that is an "uncertificated security" for purposes of the UCC (other than any "uncertificated securities" credited to a Securities Account), Grantor shall cause the issuer of such uncertificated security to either, at the Grantor's discretion, (i) register the Purchaser, as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement, in form and substance satisfactory to the Purchaser, pursuant to which such issuer agrees to comply with the Purchaser's instructions with respect to such uncertificated security without further consent by Grantor. If any issuer of any Pledged Equity Interest or Pledged Debt is located in a jurisdiction outside of the United States, Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be reasonably necessary or advisable, under the laws of such issuer's jurisdiction to insure the validity, perfection and priority of the security interest of the Purchaser. Upon the occurrence of an Event of Default, the Purchaser shall have the right, without notice to Grantor, to transfer all or any portion of Pledged Equity Interest or Pledged Debt to its name or the name of its nominee or agent. In addition, the Purchaser shall have the right at any time, without notice to Grantor, to exchange any certificates or instruments representing any Pledged Equity Interest or Pledged Debt for certificates or instruments of smaller or larger denominations.

(e) Investment Accounts.

(i) Representations and Warranties. Grantor hereby represents and warrants to the Purchaser that:

(1) **Schedule III** hereto (as such Schedule may be amended or supplemented from time to time) sets forth under the headings "Securities Accounts" and "Commodities Accounts," respectively, all of the Securities Accounts and Commodities Accounts in which Grantor has an interest. Grantor is the sole entitlement holder of each such Securities Account and Commodities Account, and Grantor has not consented to, and is not otherwise aware of, any Person (other than the Purchaser pursuant hereto) having "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or any securities or other property credited thereto;

(2) **Schedule III** hereto (as such Schedule may be amended or supplemented from time to time) sets forth under the heading "Deposit Accounts" all of the Deposit Accounts in which Grantor has an interest (which, for the avoidance of doubt, shall exclude any Excluded Account) and Grantor is the sole account holder of each such

Deposit Account and Grantor has not consented to, and is not otherwise aware of, any Person (other than the Purchaser pursuant hereto) having either sole dominion and control (within the meaning of common law) or "control" (within the meaning of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

(ii) Covenants and Agreements. In the event Grantor acquires rights in any Securities Accounts, Securities Entitlements, Deposit Accounts or Commodity Accounts after the date hereof other than any Excluded Account, Grantor shall deliver to the Purchaser a completed Pledge Supplement, together with all Supplements to Schedules thereto, reflecting such new Securities Accounts, Securities Entitlements, Deposit Accounts or Commodity Accounts and all other Securities Accounts, Securities Entitlements, Deposit Accounts or Commodity Accounts. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Purchaser shall attach to all Securities Accounts, Securities Entitlements, Deposit Accounts or Commodity Accounts immediately upon Grantor's acquisition of rights therein and shall not be affected by the failure of Grantor to deliver a supplement to **Schedule III** as required hereby.

(iii) Delivery and Control. No later than 60 days after the Closing Date, Grantor agrees that with respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements, Grantor shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into an agreement, in form and substance reasonably satisfactory to the Purchaser, pursuant to which such securities intermediary shall agree to comply with the Purchaser's "entitlement orders" without further consent by Grantor and shall establish the Purchaser shall have "control" (within the meaning of Section 9-106 of the UCC) over such Securities Accounts or Securities Entitlements. With respect to any Investment Related Property that is a "Deposit Account" (but expressly excluding any Excluded Account), not later than 60 days after the Closing Date, Grantor shall cause the depositary institution maintaining such account to enter into an agreement, in form and substance reasonably satisfactory to the Purchaser, pursuant to which the depositary institution shall agree to comply with the Purchaser's instructions without further consent by Grantor and shall establish the Purchaser shall have "control" (within the meaning of Section 9-104 of the UCC) over such Deposit Account. With respect to any Investment Related Property that is a "Commodity Account," Grantor shall cause the commodity intermediary maintaining such account to enter into an agreement, in form and substance reasonably satisfactory to the Purchaser, pursuant to which the Purchaser shall have "control" (within the meaning of Section 9-106 of the UCC) over such Commodity Account. Grantor shall have entered into such control agreement or agreements with respect to: (i) any Securities Accounts, Securities Entitlements or Deposit Accounts that exist on the date hereof, on or prior to the date hereof and (ii) any Securities Accounts, Securities Entitlements, Deposit Accounts or Commodity Accounts that are created or acquired after the date hereof, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts, Deposit Accounts or Commodity Accounts.

(f) Material Contracts.

(i) Representations and Warranties. Grantor hereby represents and warrants to Purchaser that:

(1) **Schedule IV** hereto sets forth all of the Material Contracts to which Grantor has rights; and

(2) the Material Contracts, true and complete copies (including any amendments or supplements thereof) of which have been furnished to the Purchaser, have been duly authorized, executed and delivered by all parties thereto, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their respective terms. . There exists no default under any Material Contract by any party thereto and neither Grantor, nor to its best knowledge, any other Person party thereto is likely to become in default thereunder and no Person party thereto has any defenses, counterclaims or right of set-off with respect to any Material Contract. Each Person party to a Material Contract (other than Grantor) has executed and delivered to Grantor a consent to the assignment of such Material Contract to the Purchaser pursuant to this Agreement; and

(ii) Covenants and Agreements. Grantor hereby covenants and agrees that:

(1) in addition to any rights under this Agreement relating to Receivables, after or during the occurrence of an Event of Default, the Purchaser may at any time notify, or require Grantor to so notify, the counter-party on any Material Contract of the security interest of the Purchaser therein. In addition, after the occurrence and during the continuance of an Event of Default, the Purchaser may upon written notice to Grantor, notify, or require Grantor to notify, the counter-party to make all payments under the Material Contracts directly to the Purchaser;

(2) Grantor shall deliver promptly to the Purchaser a copy of each material demand, notice or document received by it relating in any way to any Material Contract;

(3) Grantor shall deliver promptly to the Purchaser, and in any event within ten (10) Business Days, after (1) any Material Contract of Grantor is terminated or amended in a manner that is materially adverse to Grantor or (2) any new Material Contract is entered into by Grantor, a written statement describing such event, and upon request of the Purchaser, copies of such material amendments or new contracts, (to the extent such delivery is permitted by the terms of any such Material Contract, provided, no prohibition on delivery shall be effective if it were bargained for by Grantor with the intent of avoiding compliance with this Agreement), and an explanation of any actions being taken with respect thereto;

(4) Grantor shall perform in all material respects all of its obligations with respect to the Material Contracts;

(5) Grantor shall promptly and diligently exercise each material right (except the right of termination) it may have under any Material Contract, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, Grantor shall take such action as Grantor or the Purchaser may deem necessary or advisable; and

(6) Grantor shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract.

(g) Letter of Credit

(i) Representations and Warranties. Grantor hereby represents and warrants to Purchaser that all material letters of credit to which Grantor has rights is listed on **Schedule V** hereto.

(ii) Covenants and Agreements. Grantor hereby covenants and agrees that with respect to any material letter of credit hereafter arising, Grantor shall deliver to the Purchaser a completed Pledge Supplement, together with all Supplements to Schedules thereto. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Purchaser shall attach to all letters of credit immediately upon Grantor's acquisition of rights therein and shall not be affected by the failure of Grantor to deliver a supplement to **Schedule V** as required hereby.

(h) Intellectual Property.

(i) Representations and Warranties. Except as disclosed in **Schedule VI(B)** (as such Schedule may be amended or supplemented from time to time), Grantor hereby represents and warrants to Purchaser that:

(1) **Schedule VI** (as such Schedule may be amended or supplemented from time to time) sets forth a true and complete list of all material (i) United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by Grantor and (ii) all Patent Licenses, Trademark Licenses and Copyright Licenses, granting rights in any Patents, Trademarks or Copyrights owned by Grantor and any other such licenses that are material to the business of Grantor;

(2) all registrations and applications of Grantor for material Copyrights, Patents and Trademarks are standing in the name of Grantor;

(3) Grantor is the sole and exclusive owner of the entire right, title, and interest in and to all material Intellectual Property on **Schedule VI** (as such Schedule may be amended or supplemented from time to time), and owns or has the valid right to use all other material Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the Intellectual Property Licenses set forth on **Schedule VI(B), (D), (F)** and **(G)** (as each may be amended or supplemented from time to time);

(4) all material registered Intellectual Property owned by Grantor and, to the best of Grantor's knowledge, licensed to Grantor: (i) is subsisting, (ii) is valid and enforceable and (iii) has not been adjudged invalid or unenforceable, in whole or in part; and Grantor have performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of material Intellectual Property that Grantor owns in full force and effect;

(5) no action or proceeding before any court or administrative authority is pending or, to the best of Grantor's knowledge, threatened against Grantor challenging Grantor's right to register, the validity of, or Grantor's rights to own, use, or license any material Intellectual Property;

(6) Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, proper marking practices

in connection with the use of Patents, and appropriate notice of copyright in connection with the publication of Copyrights material to the business of Grantor;

(7) the conduct of Grantor's business does not infringe upon any trademark, patent, copyright, trade secret or similar intellectual property right owned or controlled by a third party; no claim is pending, or to the best of Grantor's knowledge, threatened, that the conduct of Grantor's business or the use of any Intellectual Property owned or used by Grantor violates the asserted rights of any third party;

(8) to the best of Grantor's knowledge, no third party is infringing upon any material Intellectual Property owned or used by Grantor;

(9) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by Grantor or to which Grantor is bound that adversely effect Grantor's rights to own or use any material Intellectual Property; and

(10) Grantor has not made any agreements to assign, sell, transfer or grant an option or license for any material Intellectual Property that has not been terminated or released or for which proper termination or release documents have not been delivered to the Purchaser on the Closing Date. There is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than financing statements or other documents (x) filed in favor of Purchaser, (y) for which proper termination statements have been delivered to the Purchaser for filing and (z) filed in connection with Permitted Liens;

(ii) Covenants and Agreements: Grantor hereby covenants and agrees as follows:

(1) except for Intellectual Property that is not in use or has negligible value, Grantor shall not do any act or omit to do any act whereby any of the Intellectual Property which is material to the business of Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;

(2) except for copyrights that are not in use or have negligible value, Grantor shall, within thirty (30) days of the creation or acquisition of any Copyrightable work which is material to the business of Grantor, apply to register the Copyright in the United States Copyright Office;

(3) Grantor shall promptly notify the Purchaser if any Grantor knows or has reason to know that any item of the Intellectual Property of Grantor that is in use or has more than negligible value may become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable, or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, and state registry, any foreign counterpart of the foregoing, or any court arbitral tribunal or regulatory agency;

(4) Grantor shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any

foreign counterpart of the foregoing, to pursue any application and maintain any registration of each material Trademark, Patent, and Copyright owned by Grantor and which is now or shall become included in the Intellectual Property including, but not limited to, those items on **Schedule VI(A)**, **(C)** and **(E)** (as each may be amended or supplemented from time to time) expect for those pertaining to Intellectual Property that are no longer in use or have negligible value;

(5) in the event that any material Intellectual Property owned by or exclusively licensed to Grantor is infringed, misappropriated, or diluted by a third party, Grantor shall promptly take all reasonable actions to stop such infringement, misappropriation, or dilution and protect its exclusive rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;

(6) Grantor shall take all steps reasonably necessary to protect the secrecy of all material Trade Secrets of Grantor, including, without limitation, entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

(7) Grantor shall promptly (but in no event more than thirty (30) days) report to the Purchaser (i) the filing of any application to register any Intellectual Property whether it owns in whole or in part or to the best of its knowledge which it is exclusively licensing from a third party with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by Grantor or through any agent, employee, licensor, licensee, or designee thereof) or (ii) the acquisition of any application or registration and, in each case, shall execute and deliver to the Purchaser a completed Pledge Supplement, together with all Supplements to Schedules thereto and executed Trademark Security Agreement, Patent Security Agreement, or Copyright Security Agreement, as applicable, in form and substance reasonably satisfactory to the Purchaser;

(8) Grantor shall use proper statutory notice in connection with its use of any of the Intellectual Property; and

(9) Grantor shall use commercially reasonable efforts to collect, at its own expense, all amounts due or to become due to Grantor in respect of any Intellectual Property. Notwithstanding the foregoing, the Purchaser shall have the right, upon an Event of Default, to notify, or require Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

(i) Commercial Tort Claims

(i) Representations and Warranties. Grantor hereby represents and warrants to Purchaser that **Schedule VII** (as such Schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of Grantor; and

(ii) Covenants and Agreements. Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim hereafter arising, Grantor shall promptly deliver to the Purchaser a completed Pledge Supplement, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claim.

Section 5. DIVIDENDS, DISTRIBUTIONS AND VOTING.

(a) Dividends and Distributions. Except as provided in the next sentence, in the event any Grantor receives (x) any dividends, interest or distributions on any Investment Related Property, or (y) any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (1) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (2) Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Purchaser over such dividends, distributions, interest, securities or other property (including, without limitation, delivery thereof to the Purchaser) and pending any such action Grantor shall be deemed to hold such dividends, distributions, interest, securities or other property in trust for the benefit of the Purchaser and shall be segregated from all other property of Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Purchaser authorizes Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest.

(b) Voting.

(i) So long as no Event of Default shall have occurred and be continuing:

(1) except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Securities Purchase Agreement, Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Securities Purchase Agreement.

(2) the Purchaser shall promptly execute and deliver (or cause to be executed and delivered) to Grantor all proxies, and other instruments as Grantor may from time to time reasonably request for the purpose of enabling Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (A) above;

(ii) Upon the occurrence and during the continuation of an Event of Default:

(1) all rights of Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Purchaser who shall thereupon have the sole right to exercise' such voting and other consensual rights; and

(2) in order to permit the Purchaser to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Purchaser all proxies, dividend payment orders and. other instruments as the Purchaser may from time to time reasonably request and (2) Grantor acknowledges that the Purchaser may utilize the power of attorney set forth in Section 7.

Section 6. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES.

(a) Access; Right of Inspection. Purchaser shall have the same inspection rights as under the Securities Purchase Agreement.

(b) Further Assurances.

(i) Grantor agrees that from time to time, at the expense of Grantor, that Grantor shall promptly Authenticate, execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Purchaser may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Purchaser to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor shall:

(1) file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be reasonably necessary or desirable, or as the Purchaser may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(2) take all actions reasonably necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, and the applicable Secretaries of State;

(3) at the Purchaser's request, appear in and defend any action or proceeding that may affect Grantor's title to or the Purchaser's security interest in all or any part of the Collateral.

(ii) Grantor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document, or the filing or recording of this Agreement (and all schedules, annexes and exhibits hereto), in any jurisdictions and with any filing offices as the Purchaser may determine, in its reasonable discretion, are reasonably necessary or advisable to perfect or otherwise protect the security interest granted to the Purchaser herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Purchaser may determine, in its reasonable discretion, is reasonably necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Purchaser herein, including, without limitation, describing such property as "all assets" or "all personal property whether now owned or hereafter acquired."

(iii) Grantor hereby authorizes the Purchaser to modify this Agreement after obtaining Grantor's approval of or signature to such modification by amending **Schedule VI** hereto (as such Schedule may be amended or supplemented from time to time) to include reference to any right, Title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by Grantor after the execution hereof.

Section 7. PURCHASER APPOINTED ATTORNEY-IN-FACT, IRREVOCABLE POWER OF ATTORNEY. Until all the payment in full of all Secured Obligations (other than contingent indemnification obligations), Grantor hereby irrevocably appoints the Purchaser (such appointment being

coupled with an interest), as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, the Purchaser or otherwise in Purchaser's discretion to take any action and to execute any instrument that the Purchaser may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

(i) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by Grantor or paid to the Purchaser pursuant to the Loan Documents;

(ii) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(iii) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(iv) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Purchaser may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Purchaser with respect to any of the Collateral;

(v) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of Grantor as assignor;

(vi) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Purchaser in its sole discretion, any such payments made by the Purchaser to become obligations of Grantor to the Purchaser, due and payable immediately without demand; and

(vii) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Purchaser were the absolute owner thereof for all purposes, and to do, at the Purchaser's option and Grantor's expense, at any time or from time to time, all acts and things that the Purchaser deems reasonably necessary or appropriate to protect, preserve or realize upon the Collateral and the Purchaser's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

Section 8. REMEDIES.

(a) Generally.

(i) If any Event of Default shall have occurred and be continuing, the Purchaser may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) to

collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(1) require Grantor to, and Grantor hereby agrees that it shall at its expense and promptly upon request of the Purchaser forthwith, assemble all or part of the Collateral as directed by the Purchaser and make it available to the Purchaser at a place to be designated by the Purchaser that is reasonably convenient to both parties;

(2) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(3) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Purchaser deems appropriate;

(4) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Purchaser's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Purchaser may deem commercially reasonable; and

(ii) The Purchaser may be the purchaser of any or all of the Collateral at any public or private (to the extent to portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Purchaser shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Purchaser at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agree that, to the extent notice of sale shall be required by law, at least ten (10) days notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Purchaser shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Purchaser may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor agrees that it would not be commercially unreasonable for the Purchaser to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Grantor hereby waives any claims against the Purchaser arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Purchaser accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by the Purchaser to collect such deficiency. Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Purchaser, that the

Purchaser has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against Grantor, and Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Purchaser hereunder.

(iii) The Purchaser may sell the Collateral without giving any warranties as to the Collateral. The Purchaser may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(iv) The Purchaser shall have no obligation to marshal any of the Collateral.

(v) If any Event of Default shall have occurred and be continuing, the Purchaser shall have the right to notify, or require Grantor to notify, any obligors with respect to amounts due or to become due to Grantor in respect of the Collateral, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Purchaser, and, upon such notification and at the expense of Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done;

(1) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Purchaser hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over or delivered to the Purchaser in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by the sections of this Agreement relating to Cash Proceeds; and

(2) Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b) Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Purchaser in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Purchaser against, the Secured Obligations in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Purchaser and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Purchaser in connection therewith, and all amounts for which the Purchaser is entitled to indemnification hereunder (in its capacity as the Purchaser) and all advances made by the Purchaser hereunder for the account of Grantor, and to the payment of all costs and expenses paid or incurred by the Purchaser in connection with the exercise of any right or remedy hereunder or under any Loan Document, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment to or upon the order of Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(c) Sales on Credit. If Purchaser sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Purchaser. In the event the

purchaser fails to pay for the Collateral, Purchaser may resell the Collateral and Grantor shall be credited with proceeds of the sale.

(d) Cash and Cash Proceeds. If an Event of Default shall have occurred and be continuing, (1) the Purchaser shall have the right to apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Purchaser and (2) all Cash and Cash Proceeds shall be held by Grantor in trust for the Purchaser, segregated from other funds of Grantor, and shall, forthwith upon receipt by Grantor, be turned over to the Purchaser in the exact form received by Grantor (duly indorsed by Grantor to the Purchaser, if required) and held by the Purchaser. All such funds from any Deposit Account, Cash and Cash Proceeds or any other Money held by the Purchaser may, in the sole discretion of the Purchaser, (A) be held by the Purchaser, as collateral security for the Secured Obligations and/or (B) be applied by the Purchaser against the Secured Obligations then due and owing.

(e) Investment Related Property. In addition to the rights and remedies specified above, the following provisions shall also be applicable to Investment Related Property. Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, the Purchaser may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit Purchaser to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Grantor agrees that the Purchaser shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Purchaser determines to exercise its right to sell any or all of the Investment Related Property, upon written request, Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Purchaser all such information as the Purchaser may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Purchaser in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(f) Intellectual Property. In addition to the rights and remedies specified above, the following provisions shall also be applicable to Intellectual Property.

(i) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:

(1) the Purchaser shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of Grantor, the Purchaser or otherwise, in the Purchaser's sole discretion, to enforce any Intellectual Property, in which event Grantor shall, at the request of the Purchaser, do any and all lawful acts and execute any and all documents required by the Purchaser in aid of such enforcement and Grantor shall promptly, upon demand, reimburse and indemnify the Purchaser as provided in the Section in this Agreement relating to indemnity and

expenses in connection with the exercise of its rights under this Section, and, to the extent that the Purchaser shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement;

(2) upon written demand from the Purchaser, Grantor shall grant, assign, convey or otherwise transfer to the Purchaser or such Purchaser's designee all of Grantor's right, title and interest in and to the Intellectual Property and shall execute and deliver to the Purchaser such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(3) within five (5) Business Days after written notice from the Purchaser, Grantor shall make available to the Purchaser, to the extent within Grantor's power and authority, such personnel in Grantor's employ on the date of such Event of Default as the Purchaser may reasonably designate, by name, title or job responsibility, to permit Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by Grantor under or in connection with the Trademarks, Trademark Licenses, such persons to be available to perform their prior functions on the Purchaser's behalf and to be compensated by the Purchaser at Grantor' expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

(ii) Solely for the purpose of enabling the Purchaser to exercise rights and remedies under this Section 8 and at such time as the Purchaser shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to the Purchaser, to the extent it has the right to do so, an irrevocable, nonexclusive worldwide license (exercisable without payment of royalty or other compensation to Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of the Trademark Owner to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now or hereafter owned by or licensed to Grantor.

Section 9. CONTINUING SECURITY INTEREST

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations (other than contingent indemnification obligations), the cancellation or termination of the commitments, be binding upon Grantor, its successors and assigns, and inure, together with the rights and remedies of the Purchaser hereunder, to the benefit of the Purchaser and its successors, transferees and assigns. Upon the payment in full of all Secured Obligations (other than contingent indemnification obligations), the cancellation or termination of the commitments, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to Grantor. Upon any such termination the Purchaser shall, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

Section 10. STANDARD OF CARE; PURCHASER MAY PERFORM

The powers conferred on the Purchaser hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of

reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Purchaser shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Purchaser shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Purchaser accords its own property. Neither the Purchaser nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Grantor or otherwise.

Section 11. INDEMNITY AND EXPENSES

(a) Indemnity. Grantor agrees:

(i) to defend (subject to Indemnitee's selection of counsel), indemnify, pay and hold harmless each Indemnitee, from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby and by the other Loan Documents (including without limitation enforcement of this Agreement and the other Loan Documents), except to the extent such claims, losses or liabilities result from such Indemnitee's gross negligence or willful misconduct; and

(ii) to pay to the Purchaser promptly following written demand the amount of any and all reasonable costs and reasonable expenses incurred pursuant to clause (a) above, including the reasonable fees and expenses of its counsel and of any experts and agents in accordance with the terms and conditions of the Securities Purchase Agreement.

(b) Expenses. Grantor agrees to pay promptly all the actual costs and reasonable expenses of creating and perfecting Liens in favor of the Purchaser, for the benefit of each Secured Party pursuant hereto, including all the actual costs, search, filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to Purchaser and of counsel; all the actual costs and reasonable fees, expenses and disbursements of any auditors, accountants, consultants or appraisers; all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by Purchaser and its counsel) in connection with the custody or preservation of any of the Collateral; and after the occurrence of a Default or an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Purchaser in enforcing any Secured Obligations of or in collecting any payments due from Grantor hereunder or under the other Loan Documents by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out" or pursuant to any insolvency or bankruptcy cases or proceedings.

(c) Survival. The obligations of Grantor in this Section 11 shall survive the termination of this Agreement and the discharge of Grantor's other obligations under this Agreement, the Securities Purchase Agreement and any other Loan Documents.

Section 12. MISCELLANEOUS

(a) Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to Grantor or Purchaser hereunder shall be sent in the manner and to such Person's address as set forth in the Securities Purchase Agreement or in any other relevant Loan Document.

(b) Amendments and Waivers.

(i) Purchaser's Consent. No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by Grantor therefrom, shall in any event be effective without the written concurrence of the Purchaser and the Grantor.

(ii) No Waiver; Remedies Cumulative. No failure or delay on the part of the Purchaser in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights, powers and remedies existing under this Agreement and the other Loan Documents are cumulative, and not exclusive of, any rights or remedies otherwise available. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

(c) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns including all persons who become bound as debtor to this Agreement. Grantor shall not, without the prior written consent of the Purchaser, assign any right, duty or obligation hereunder. Purchaser may assign or transfer its Secured Obligations with the written consent of Grantor, not to be unreasonably withheld or delayed. However, such consent shall not be necessary if at the time of the assignment or transfer, Grantor is in default under the Note or the Purchase Agreement.

(d) Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

(e) Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof. Notwithstanding anything herein or implied by law to the contrary, the agreements of Grantor set forth in Sections 11 and 12 shall survive the payment of the Secured Obligations and the termination hereof.

(f) Marshaling; Payments Set Aside. Purchaser shall not be under any obligation to marshal any assets in favor of Grantor or any other Person or against or in payment of any or all of the Secured Obligations.

(g) Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h) Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

(i) Applicable Law. This Agreement and the rights and obligations of the parties shall be governed by, and shall be construed and enforced in accordance with, the laws of the state of California without regard to its choice of laws provisions.

(j) Consent to Jurisdiction. All judicial proceedings brought against Grantor arising out of or relating hereto or any other Loan Document, or any of the Obligations may be brought in any State or Federal court of competent jurisdiction in the State of California, County and City of Los Angeles. By executing and delivering this Agreement, Grantor, for itself and and in connection with its properties, irrevocably accepts generally and unconditionally the jurisdiction and venue of such courts; waives any defense of forum non conveniens, agrees that service of all process is such proceeding in any court may be made by registered or certified mail, return receipt requested, to Grantor at is address provided in accordance with this Section 12, agrees that such service is sufficient to confer personal jurisdiction over Grantor in any such proceeding, and otherwise constitutes effective and binding service in every other respect, and agrees Purchaser retains the right to serve process in any other manner permitted by law or to bring proceedings against Grantor in the courts of any other jurisdiction.

(k) WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY AGREES TO WAVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.

(l) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

(m) Effectiveness. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Grantor and the Purchaser of written or telephonic notification of such execution and authorization of delivery thereof.

(n) Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between Grantor and the Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Section 13. SUBORDINATION.

(a) Senior Lender Transaction. Grantor and Agent acknowledge and agree that the Loan Parties are, as of the date hereof, contemplating consummation of a senior credit financing transaction (the "Senior Facility"). Upon the anticipated closing of the Senior Facility, in the event that the lenders under the Senior Facility reasonably require any changes or amendments to the covenants set forth in this Agreement, Agent will take the actions set forth in the Securities Purchase Agreement.

(b) Inconsistent Provisions. Notwithstanding anything in this Agreement to the contrary, if there is a Senior Facility, (a) to the extent Grantor is required hereunder to deliver Collateral to the Agent for purposes of possession and control and is unable to do so as a result of having previously delivered such Collateral to the senior lender under the Senior Facility in accordance with the terms of the Senior Facility and any subordination agreement with a senior lender, Grantor's obligations hereunder with respect to such delivery shall be deemed satisfied by the delivery to the senior lender, acting as a gratuitous bailee of the Agent, and (b) for purposes of any representation in this Agreement, delivery of Collateral to, or the granting of control over Collateral to, the senior lender shall be deemed to include delivery of Collateral to, or the granting of control over Collateral to, the Agent.

(Signature page follows)

IN WITNESS WHEREOF, Grantor and the Purchaser have caused this Pledge and Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTOR:

RW OpCo, LLC
a Delaware limited liability company

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

PURCHASER:

ST. CLOUD CAPITAL PARTNERS III SBIC, L.P.
a Delaware limited partnership

By: SCGP III SBIC, LLC
Its: General Partner

By: ______________________
Name: Kacy Rozelle
Its: Member

RW National Holdings, LLC

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

Each Subsidiary Grantor:

RENTERS WAREHOUSE USA, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

Signature page to Pledge and Security Agreement

IN WITNESS WHEREOF, Grantor and the Purchaser have caused this Pledge and Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTOR:

RW OpCo, LLC
a Delaware limited liability company

By: ________________________
Name: Charles Wyatt
Title: Chief Financial Officer

PURCHASER:

ST. CLOUD CAPITAL PARTNERS III SBIC, L.P.
a Delaware limited partnership

By: SCGP III SBIC, LLC
Its: General Partner

By: ________________________
Name: Kacy Rozelle
Its: Member

RW National Holdings, LLC

By: ________________________
Name: Charles Wyatt
Title: Chief Financial Officer

Each Subsidiary Grantor:

RENTERS WAREHOUSE USA, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ________________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ________________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE REAL ESTATE, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE ARIZONA, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE COLORADO, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE TEXAS, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE WASHINGTON, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

Signature page to Pledge and Security Agreement

RENTERS WAREHOUSE NEVADA, LLC

By: RW OpCo, LLC
Its: Sole Member

By: [signature]
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE NORTH CAROLINA, LLC

By: RW OpCo, LLC
Its: Sole Member

By: [signature]
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE FLORIDA, LLC

By: RW OpCo, LLC
Its: Sole Member

By: [signature]
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE MISSOURI, LLC

By: RW OpCo, LLC
Its: Sole Member

By: [signature]
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE ILLINOIS, LLC

By: RW OpCo, LLC
Its: Sole Member

By: [signature]
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE OHIO, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ____________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE KANSAS, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ____________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE TENNESSEE, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ____________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE NEW JERSEY, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ____________________
Name: Charles Wyatt
Title: Chief Financial Officer

Signature page to Pledge and Security Agreement

SCHEDULE I
TO PLEDGE AND SECURITY AGREEMENT

GENERAL INFORMATION

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business	Organization I.D.#
RW National Holdings, LLC	LLC	Delaware	315 E. Lake Street, Suite 301 Wayzata, MN 55391	5804005
RW OpCo, LLC	LLC	Delaware	4950 West 78th Street Bloomington, MN 55437	6174611
Renters Warehouse USA, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	836373700029
Renters Warehouse, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	836141300021
Renters Warehouse Real Estate, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	836162600021
Renters Warehouse Arizona, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	858416900029
Renters Warehouse Colorado, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	858419100020
Renters Warehouse Texas, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	845117300022
Renters Warehouse Washington, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	850225000023
Renters Warehouse Nevada, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	884982700028
Renters Warehouse North Carolina, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	884983600020

Renters Warehouse Florida, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	885270100020
Renters Warehouse Missouri, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	869591000027
Renters Warehouse Illinois, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	892138800025
Renters Warehouse Ohio, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	892140400029
Renters Warehouse Kansas, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	893475900021
Renters Warehouse Tennessee, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	905488600028
Renters Warehouse New Jersey, LLC	LLC	Minnesota	4950 West 78th Street Bloomington, MN 55437	905492000026

(B) Other Names (including any Trade-Name or Fictitious Business Name) under which Grantor has conducted business for the past five (5) years:

Full Legal Name	Trade Name or fictitious Business Name
Renters Warehouse, LLC	Hayden & Company, LLC d/b/a Renters Warehouse H&C Acquisition, LLC Renters Warehouse
Renters Warehouse USA, LLC	RW Acquisition, LLC RW USA Acquisition, LLC
Renters Warehouse Real Estate, LLC	Renters Warehouse Real Estate d/b/a Pink Blue Realty, d/b/a RW Realty RW RE Acquisition, LLC

(C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Name of Grantor	Date of Change	Description of Change

None.

(D) Agreements pursuant to which Grantor is found as debtor within past five (5) years:

Name of Grantor	Description of Agreement
Various Grantors	Loan and Security Agreement dated as of September 17, 2015 among Renters Warehouse, LLC, Renters Warehouse USA, LLC and Rentfeeder LLC, as borrowers, the other Loan Parties from time to time party thereto and Bell State Bank & Trust, as Lender
Renters Warehouse, LLC Renters Warehouse USA, LLC	$500,000 Revolving Note dated as of September 17, 2015 in favor of Bell State Bank & Trust
Renters Warehouse, LLC Renters Warehouse USA, LLC	$4,700,000 Term Note dated as of September 17, 2015 in favor of Bell State Bank & Trust
RW National Holdings, LLC	Membership Interest Pledge Agreement dated as of September 17, 2015 by RW National Holdings, LLC in favor of Bell State Bank & Trust
Renters Warehouse, LLC	Membership Interest Pledge Agreement dated as of September 17, 2015 by Renters Warehouse, LLC in favor of Bell State Bank & Trust

(E) Financing Statements:

Name of Grantor	Filing Jurisdiction(s)

See attached lien searches.

SCHEDULE II
TO PLEDGE AND SECURITY AGREEMENT

Asset Summary

As of closing, all material assets in excess of $50,000 will be held at one of the following locations:

I. 4950 W 78th Street, Bloomington, MN 55435
II. 6101 Baker Rd. Suite 200, Minnetonka, MN 55345

On or around January 1, 2017, the company intends to consolidate space in Minneapolis, and relocate substantially all of the assets to:

13200 Pioneer Trail
Eden Prairie, MN 55347

SCHEDULE III
PLEDGE EQUITY INTERESTS AND PLEDGED DEBT

PLEDGED STOCK

None.

PLEDGED LLC INTERESTS

Unit Certificate No. 1 of RW OpCo, LLC issued to RW National Holdings, LLC

Pledge of 100% of the uncertificated equity interests held by RW OpCo, LLC in the following subsidiaries:

1. Renters Warehouse USA, LLC
2. Renters Warehouse, LLC
3. Renters Warehouse Real Estate, LLC
4. Renters Warehouse Arizona, LLC
5. Renters Warehouse Colorado, LLC
6. Renters Warehouse Texas, LLC
7. Renters Warehouse Washington, LLC
8. Renters Warehouse Nevada, LLC
9. Renters Warehouse North Carolina, LLC
10. Renters Warehouse Florida, LLC
11. Renters Warehouse Missouri, LLC
12. Renters Warehouse Illinois, LLC
13. Renters Warehouse Ohio, LLC
14. Renters Warehouse Kansas, LLC
15. Renters Warehouse Tennessee, LLC
16. Renters Warehouse New Jersey, LLC

PLEDGED PARTNERSHIP INTERESTS

None.

PLEDGED TRUST INTERESTS

None.

SECURITIES ACCOUNTS AND COMMODITY ACCOUNTS

None.

DEPOSIT ACCOUNTS

Wells Fargo – RW National Holdings 4007090780
Bell Bank & Trust – Minnetonka Operating Account – 600145387[1]
Bell Bank & Trust – Renters Warehouse USA – 60014579
Bell Bank & Trust – Renters Warehouse Real Estate, LLC – 600145437
Bell Bank & Trust – RW National Holdings LLC – 600143911

[1] All accounts at Bell Bank will be closed within 60 days after the Closing Date.

SCHEDULE IV
MASTER SERVICES AGREEMENT BY AND BETWEEN RENTERS WAREHOUSE, LLC AND SMS ASSIST, LLC, DATED NOVEMBER 1, 2016

SCHEDULE V
LETTERS OF CREDIT

None.

SCHEDULE VI
INTELLECTUAL PROPERTY

Mark	Image of the Mark	Our Ref. No.	Application Date	Application Number	Registration Date	Registration Number	STATUS	CLASSES	Goods/Services
CERTIFIED TENANT MATCH & WARRANTY Logo	CERTIFIED	18594-07	27-May-15	86/642,622	05-Jul-16	4,991,411	REGISTERED	35	Providing tenant matching services, namely, matching renters with property owners
CURVEBALL PROTECTION		18594-04	20-May-15	86/635,604	02-Feb-16	4,894,792	REGISTERED	36	Insurance brokerage services; real estate management services
RENT ESTATE		18594-03	20-May-15	86/635,594	19-Apr-16	4,942,892	REGISTERED	36	Real estate services, namely, rental property management, tenant placement services, vacation home rental management services, and property management services for condominium associations, homeowner associations and apartment buildings; Real estate services, namely, rental, brokerage, leasing and management of residential property, commercial property, offices and office space; Real estate consultation; Rental of homes; Leasing or renting of buildings; Leasing of apartments; Leasing of real property; Leasing of real estate; Providing information in the field of real estate via the Internet
RENT ESTATE		18594-12	13-Nov-15	86/819,052			PENDING	35	Advertising, marketing, and promotional services for landlords and rental property management companies; advertising services, namely, promoting rental properties for others via the Internet
RENT ESTATE		18594-13	13-Nov-15	86/819,045			ALLOWED	42	Providing a website featuring non-downloadable software for real estate syndication services, namely, a platform featuring marketing tools for landlords, leasing agents, lessors, franchisees, and rental property management companies for use in creating and providing rental property listings and rental property information [as amended]

RENT FEEDER & Design (Color)	Rent Feeder	18594-21	13-Nov-15	86/819,058	23-Aug-16	5,025,664	REGISTERED	35	Advertising, marketing, and promotional services for landlords and rental property management companies; advertising services, namely, promoting rental properties for others via the Internet
RENT FEEDER & Design (Color)	Rent Feeder	18594-22	13-Nov-15	86/819,061	23-Aug-16	5,025,665	REGISTERED	36	Real estate services, namely, rental property management, vacation home rental management services, and property management services for condominium associations, homeowner associations and apartment buildings; Real estate services, namely, rental, brokerage, leasing and management of residential property, commercial property, offices and office space; Real estate consultation; Rental of homes; Leasing or renting of buildings; Leasing of apartments; Leasing of real property; Leasing of real estate; Providing information in the field of real estate via the Internet
RENT FEEDER & Design (Color)	Rent Feeder	18594-23	13-Nov-15	86/819,057	23-Aug-16	5,025,663	REGISTERED	42	Providing a website featuring non-downloadable software for real estate syndication services, namely, a platform featuring marketing tools for landlords, leasing agents, lessors, franchisees, and rental property management companies for use in creating and providing rental property listings and rental property information
RENTERS WAREHOUSE		18594-14	13-Nov-15	86/819,081	30-Aug-16	5,030,414	REGISTERED	35	Advertising, marketing, and promotional services for landlords and rental property management companies; advertising services, namely, promoting rental properties for others via the Internet
RENTERS WAREHOUSE		18594-15	13-Nov-15	86/819,079	30-Aug-16	5,030,413	REGISTERED	42	Providing a website featuring non-downloadable software for real estate syndication services, namely, a platform featuring marketing tools for landlords, leasing agents, lessors, franchisees, and rental property

								management companies for use in creating and providing rental property listings and rental property information [as amended]
RENTERS WAREHOUSE		18594-27	28-Aug-09	77/815,045	09-Feb-10	3,746,831	REGISTERED	36	Real estate services, namely, rental property management, vacation home rental management services, and property management services for condominium associations, homeowner associations and apartment buildings; Real estate services, namely, rental, brokerage, leasing and management of residential property, commercial property, offices and office space; Real estate consultation; Rental of homes; Leasing or renting of buildings; Leasing of apartments; Leasing of real property; Leasing of real estate; Providing information in the field of real estate via the Internet
RENTERS WAREHOUSE & Two House Design		18594-28	22-Jun-09	77/765,616	11-May-10	3,786,959	REGISTERED	36	Real estate services, namely, rental property management; Tenant placement; Rental of homes, apartments; Leasing of homes, condos, townhouses, apartments; Real estate management services
RENTERSWAREHOUSE & Two House Design		18594-05	27-May-15	86/642,631	09-Feb-16	4,897,853	REGISTERED	36	Real estate services, namely, rental property management, tenant placement services, vacation home rental management services, and property management services for condominium associations, homeowner associations and apartment buildings; Real estate services, namely, rental, brokerage, leasing and management of residential property, commercial property, offices and office space; Real estate consultation; Rental of homes; Leasing or renting of buildings; Leasing of apartments; Leasing of real property; Leasing of real estate; Providing information in the field of real estate via the Internet

RENTERSWAREHOUSE & Two House Design	RentersWarehouse	18594-16	13-Nov-15	86/819,076	05-Jul-16	4,993,082	REGISTERED	35	Advertising, marketing, and promotional services for landlords and rental property management companies; advertising services, namely, promoting rental properties for others via the Internet
RENTERSWAREHOUSE & Two House Design	RentersWarehouse	18594-17	13-Nov-15	86/819,070	6-Sep-16	5,034,898	REGISTERED	42	Providing a website featuring non-downloadable software for real estate syndication services, namely, a platform featuring marketing tools for landlords, leasing agents, lessors, franchisees, and rental property management companies for use in creating and providing rental property listings and rental property information (as amended)
RENTFEEDER		18594-18	13-Nov-15	86/819,066	05-Jul-16	4,993,080	REGISTERED	35	Advertising, marketing, and promotional services for landlords and rental property management companies; advertising services, namely, promoting rental properties for others via the Internet
RENTFEEDER		18594-19	13-Nov-15	86/819,068	05-Jul-16	4,993,081	REGISTERED	36	Real estate services, namely, rental property management, vacation home rental management services, and property management services for condominium associations, homeowner associations and apartment buildings; Real estate services, namely, rental, brokerage, leasing and management of residential property, commercial property, offices and office space; Real estate consultation; Rental of homes; Leasing or renting of buildings; Leasing of apartments; Leasing of real property; Leasing of real estate; Providing information in the field of real estate via the Internet
RENTFEEDER		18594-20	13-Nov-15	86/819,063	30-Aug-16	5,030,412	REGISTERED	42	Providing a website featuring non-downloadable software for real estate syndication services, namely, a platform featuring marketing tools for landlords, leasing agents, lessors, franchisees, and rental property

									management companies for use in creating and providing rental property listings and rental property information [as amended]
Two House Design		18594-06	27-May-15	86/642,637	29-Dec-15	4,877,690	REGISTERED	36	Real estate services, namely, rental property management, tenant placement services, vacation home rental management services, and property management services for condominium associations, homeowner associations and apartment buildings; Real estate services, namely, rental, brokerage, leasing and management of residential property, commercial property, offices and office space; Real estate consultation; Rental of homes; Leasing or renting of buildings; Leasing of apartments; Leasing of real property; Leasing of real estate; Providing information in the field of real estate via the Internet

STCL.143.PSA.634532.5

SCHEDULE VII
COMMERCIAL TORT CLAIMS

None.

ERISA Management Rights Letter

To: St. Cloud Capital Partners III SBIC, L.P.
10866 Wilshire Boulevard
Suite 1450
Los Angeles, CA 90024
Attn: Kacy Rozelle

DATE: November 7, 2016

RE: INVESTMENT in RW NATIONAL HOLDINGS, LLC and RW OpCo, LLC

Dear Sirs,

This letter confirms our understandings and agreements that, in connection with the investment by St. Cloud Capital Partners III SBIC, L.P. (the "Fund") in RW NATIONAL HOLDINGS, LLC (the "Company") and its wholly owned subsidiary RW OpCo, LLC, the Fund will be entitled to the following management rights relating to its investment in the Company (the "Management Rights"). The Company and the Fund understand and agree that the Management Rights are in conjunction with, but not duplicative nor in limitation of, any other rights specifically provided to the Fund (whether by agreement, by law or otherwise) in connection with its investment in the Borrower.

1. Fund shall have the right to appoint at least one manager ("Fund's Director") on the Company's board of managers ("Board") which acts as the Company's manager. Such rights shall belong solely to, and shall be exercised exclusively by Fund for its own benefit and for its own account. The Company shall use all reasonable efforts to cause the Fund's Director to have the right to serve on any and all committees of the Company's Board and any subsidiary thereof, and, in any event Fund Director's rights to serve on the Company's Board committees shall be no less than the rights of any other Director.

2. Fund shall have the right to receive, as soon as available, and in any event no later than the dates required in the Securities Purchase Agreement dated as of the date hereof (the "Purchase Agreement") among the Fund, the Company and RW OpCo, LLC, the following information relating to the Company or its subsidiaries: (a) financial information and statements, including, but not limited to, the Company's and each of its subsidiaries' balance sheets, profit and loss statements and cash flow statements, all prepared in accordance with generally accepted accounting principles; (b) on an annual basis, budgets and cash flow forecasts and projections of the Company and each of its subsidiaries; (c) to the extent that the Company is required by applicable law to prepare reports of its operations and business, any annual reports or other periodic reports as might be legally required; and (d) such additional financial or other information related to the operation of the Company as Fund may reasonably request. Fund shall have the right to meet on a regular basis, at least quarterly, with the management of the Company and its subsidiaries in order to (a) consult with, render advice to, and provide recommendations and assistance to the Company or its subsidiaries and (b) obtain information regarding the Company's or any of its subsidiary's operations, activities, prospects, finances, and accounts, and expressing its views thereon. Fund shall also have the right, upon reasonable notice to the Company or the applicable subsidiary and at such reasonable times as will not unreasonably interfere with the ordinary course of the Company's and its subsidiaries' businesses, to inspect the Company's or its subsidiaries' offices, properties and books of account on the terms and conditions set forth in the Purchase Agreement.

3. If legal counsel for Fund reasonably concludes that the Management Rights granted in this letter should be altered in order to preserve Fund's qualification as a "venture capital operating company" or otherwise to ensure that the assets of Fund are not considered "plan assets" for the purposes of the Employee Retirement Income Security Act of 1974, the Company agrees to amend this letter to effect any such alteration; provided, however, that no such alteration would have a material adverse effect on the business operations or prospects of the Company or its subsidiaries.

4. The Company has not taken and shall not take any action that would prevent or otherwise frustrate Fund's ability to exercise the Management Rights granted to it in this letter.

5. Fund shall preserve the confidentiality of information provided to it pursuant hereto, except to the extent in the public domain. Fund undertakes to limit distribution of such information to those of its Managers, officers, employees, servants and agents as must reasonably have access thereto in order to perform their functions to or on behalf of Fund and to procure that they shall preserve corresponding confidentiality.

6. Fund acknowledges that its Management Rights under this letter will always be subject to, and limited by, what is permitted under applicable law. To the extent that an event occurs following execution of this letter that shall affect Fund's exercise of the Management Rights set forth in this letter, the Company shall provide immediate notice of such event and its effect on the Management Rights to the Fund.

7. This letter shall remain in full force and effect until the earlier to occur of the date on which (a) Fund no longer holds any equity of the Company, (b) the consummation of the sale of the Company's securities pursuant to a registration statement filed by the Company under the Securities Act of 1933, as amended, in connection with the firm commitment underwritten offering of its securities to the general public, (c) all outstanding indebtedness issued by Fund in connection with the investment in the Company is repaid, or (d) a Triggering Event (as defined in the Note issued under the Purchase Agreement.)

8. This letter shall be governed by and construed in accordance with the laws of California.

If the foregoing correctly sets forth our understandings concerning this matter, please sign below and return to us an executed copy of this letter, whereupon this letter shall become a binding agreement between us.

[signature page follows]

Yours faithfully,
RW National Holdings, LLC

By: [signature]
Charles Wyatt
Its: Chief Financial Officer

Accepted and agreed to as of
the date first above written:

ST. CLOUD CAPITAL PARTNERS III SBIC, L.P.

By: SCGP III SBIC, LLC
Its: General Partner

By: ______________________
Name: Kacy Rozelle
Title: Member

Yours faithfully,
RW National Holdings, LLC

By: ______________________
Charles Wyatt
Its: Chief Financial Officer

Accepted and agreed to as of
the date first above written:

ST. CLOUD CAPITAL PARTNERS III SBIC, L.P.

By: SCGP III SBIC, LLC
Its: General Partner

By: ______________________
Name: Kacy Rozelle
Title: Member

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and effective as of November 7, 2016, by and between RW NATIONAL HOLDINGS, LLC, a Delaware limited liability company ("Company") and ST. CLOUD CAPITAL PARTNERS III SBIC, LP ("St. Cloud").

A. Contemporaneous herewith, St. Cloud is becoming a Lender to the Company and RW OpCo, LLC, a wholly owned subsidiary of the Company with the right to appoint one member of Company's Board of Managers (the "Board of Managers" and such member, the "Indemnitee"). As of the date hereof, the Indemnitee is Kacy Rozelle. St. Cloud has the right from time to time to replace such individual with another person who will serve as the Indemnitee and, for purposes of this Agreement, any such replacement person shall also be deemed to be an Indemnitee.

B. Company and St. Cloud are aware of the substantial growth in the number of lawsuits filed against entity Agents (as defined below) in connection with their activities in such capacities and by reason of their status as such.

C. Company and St. Cloud recognize that the cost of defending against such lawsuits, whether or not meritorious, is typically beyond the financial resources of most Agents of Company and often outweighs the benefits of serving as an Agent of Company.

D. Company has investigated the availability of liability insurance to provide its agents with adequate protection against the foregoing legal risks and potential liabilities. It has concluded that, whether or not it shall at any time purchase such insurance, it is in the best interests of Company and its members to contract with its managers, officers and other Agents (as determined by the Board of Managers of Company), including Indemnitee, to indemnify them to the fullest extent permitted by law against personal liability for actions taken in the performance of their duties to Company.

E. The Board of Managers of Company has determined, after due consideration and investigation of this Agreement and various other options available, that the following Agreement is reasonable, prudent and necessary to promote and ensure the best interests of Company and its members. This Agreement is intended to: (i) induce and encourage highly experienced and capable persons such as Indemnitee to serve as Agents of Company; (ii) encourage such persons to resist what they consider to be unjustifiable suits and claims made against them in connection with the performance of their duties to Company, secure in knowledge that certain expenses, costs and liabilities incurred by them in their defense of such litigation will be borne by Company and that they will receive the maximum protection against such risks and liabilities as legally may be made available to

them; and (iii) encourage managers to exercise their best business judgment regarding matters.

F. Company desires to have Indemnitee serve as an Agent of Company free from concern about unpredictable, inappropriate or unreasonable legal risks and personal liabilities by reason of his/her actions or inactions in the performance of his/her duties to Company and its stockholders. Indemnitee desires to serve as an officer, manager or other Agent of Company, provided, and on the express condition, that he is furnished with the indemnity set forth herein.

NOW, THEREFORE, Company and Indemnitee hereby agree as follows:

1. Definitions. For the purposes of this Agreement, the following definitions shall apply:

1.1 "Agent" means (i) serving as a manager or officer of Company or a member of a committee of the Board of Managers of Company, (ii) serving as a manager, director or officer of any other enterprise at the request of Company, or (iii) serving Company in an agency capacity that the Board of Managers determines is sufficient to warrant the provision of indemnity pursuant to this Agreement.

1.2 "Applicable Standard" means that Indemnitee acted in good faith and in a manner he reasonably believed to be in the best interests of both Company and its members; except that in a criminal proceeding, Indemnitee must also have had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create any presumption, or establish, that the Indemnitee did not meet the "Applicable Standard."

1.3 "Expenses" means all costs, charges and expenses, including, without limitations, bonds, expenses of investigations, court costs, fees and expenses of experts, travel, lodging and attorney's fees and expenses, incurred in the investigation, defense or prosecution of or other involvement in any Proceeding.

1.4 "Independent Legal Counsel" shall include any firm of attorneys selected by lot from a list consisting of firms which meet minimum size criteria and other reasonable criteria established by the Board of Managers of Company, so long as such firm has not represented Company, St. Cloud, Indemnitee, any entity controlled by St. Cloud, or any party adverse to Company, within the preceding twenty-four (24) calendar months.

1.5 "Losses" means the total amount which Indemnitee becomes legally obligated to pay in connection with any Proceeding, including, without limitation, judgments, penalties, fines, excise taxes, amounts paid in settlement, amounts lost or ordered forfeited pursuant to injunctive sanctions, and all Expenses.

1.6 "Other Enterprise" shall include employee benefit plans and committees, subsidiaries and affiliates of Company.

1.7 "Proceeding" shall include any threatened, pending or completed action, suit or proceeding (including any appeals therefrom), whether brought in the name of Company or otherwise, whether of a civil, criminal, administrative or investigative nature, whether formal or informal, and whether in a court or arbitration, or before or involving a governmental, administrative or private entity (including, but not limited to, an investigation by Company or its Board of Managers), including, but not limited to, actions, suits or proceedings brought under and/or predicated upon the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or their respective state counterparts, and/or any rule or regulation promulgated thereunder, in which Indemnitee may be or may have been involved as a party or otherwise (other than as plaintiff against Company), by reason of the fact that Indemnitee is or was an Agent of Company, by reason of any action taken by him or of any inaction on his part while acting as such Agent, or by reason of attempting to establish a right to indemnity under law, Company's Operating Agreement, or this Agreement or otherwise brought in connection with this Agreement.

1.8 "Serving at the request of Company" shall include any service as an Agent of Company which imposes duties on, or involves services by, such Agent with respect to any of Company's subsidiaries, affiliates, employee benefit plans, such plan's participants or beneficiaries or any other enterprise.

2. Agreement to Serve. Indemnitee agrees to serve or continue to serve as a manager, officer and/or other Agent of Company at the will of Company or St. Cloud or under separate contract, as the case may be, for so long as he is duly elected or appointed, until such time as he tenders his resignation in writing.

3. Indemnity. To the extent permitted by applicable law, Company shall indemnify Indemnitee if Indemnitee is made a party to, or threatened to be made a party to, or otherwise involved in, any Proceeding by reason of the fact that Indemnitee is or was an Agent of Company. This indemnity shall apply to all Losses actually incurred by Indemnitee in connection with the defense or settlement of the Proceeding.

4. Expenses of Successful Defense. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee, by reason of his service as an Agent, has been successful on the merits in defense of any proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action or portion thereof without prejudice, Indemnitee shall be indemnified against all Losses actually incurred in connection therewith to the extent permitted by applicable law.

5. Mandatory Advances of Expenses. The Expenses incurred by Indemnitee in any proceeding shall be advanced by Company on a continuing and current basis at any time

and from time to time prior to the final disposition of such Proceeding at the written request of Indemnitee, but only if Indemnitee shall provide Company with an undertaking agreement in which Indemnitee agrees to repay such advances, or appropriate portion thereof, in a manner that is not inconsistent with this Agreement, if and to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification, or was not entitled to be fully indemnified, as provided herein. Any advance required hereunder shall be deemed to have been approved by the Board of Managers of Company to the extent this Agreement was so approved. In determining whether or not to make an advance hereunder, the ability of Indemnitee to repay shall not be a factor.

6. Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application.

6.1 Any indemnification or advance under Sections 3, 4 and/or 5 hereof shall be made no later than thirty (30) days after receipt of a written request of Indemnitee in accordance with Section 12 hereof.

6.2 In all other cases, indemnification shall be made by Company only if authorized in the specific case, upon a determination that indemnification of the Indemnitee is proper because the Indemnitee's actions or inactions complied with the Applicable Standard or is otherwise appropriate under the circumstances and the terms of this Agreement by: (i) a majority vote of a quorum of the Board of Managers (or a duly constituted committee thereof), consisting of directors who are not parties to such Proceeding; (ii) if such a quorum of directors is not obtainable, by Independent Legal Counsel; (iii) approval of the members of the Company, with Indemnitee's or St. Cloud's membership units not being entitled to vote thereon; or (iv) the court in which such Proceeding is or was pending upon application made by Company, St. Cloud, Indemnitee or any person rendering services in connection with Indemnitee's defense, whether or not Company opposes such application.

6.3 If Indemnitee seeks to enforce his rights hereunder, the person or entity making such determination shall presume that Indemnitee is entitled to indemnification and/or advances hereunder and the burden of proving that indemnification or advances are not appropriate shall be on Company. Neither the failure of Company (including its Board of Managers or Independent Legal Counsel) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Indemnitee has met the Applicable Standard of conduct, nor an actual determination by Company (including its Board of Managers or Independent Legal Counsel) that Indemnitee has not met such Applicable Standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the Applicable Standard of conduct. Indemnitee's Losses incurred in connection with successfully establishing his right to indemnification or advances, in whole or in part, in any such proceeding shall also be indemnified by Company.

6.4 Except as otherwise provided below, to the extent that it may wish, Company may, jointly with any other indemnifying party, assume the defense of any action the potential Losses of which are fully indemnified by Company hereunder, with counsel satisfactory to Indemnitee. After notice from Company to Indemnitee of its election so to assume the defense thereof, Company shall be liable to Indemnitee under this Agreement for all Losses (other than, except as provided below, attorneys' fees) subsequently incurred by Indemnitee in connection with the defense thereof. Indemnitee shall have the right to employ personal counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from Company of its assumption of the defense thereof shall be at the expense of Indemnitee, unless (i) the employment of counsel by Indemnitee has been authorized by Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between Company and Indemnitee in the conduct of the defense of such action, or (iii) Company shall not in fact have employed counsel satisfactory to Indemnitee to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of Company. Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above.

7. Limitations. Company shall not be liable under this Agreement to make any payment or advance in connection with any claim made against Indemnitee:

7.1 to the extent paid to St. Cloud or Indemnitee under an insurance policy;

7.2 for which St. Cloud or Indemnitee is indemnified and paid by Company otherwise than pursuant to this Agreement; or

7.3 if it shall be determined by a final non-appealable judgment in any Proceeding to which Indemnitee is a party that such indemnification is in violation of applicable law.

8. Continuation of Indemnity. All agreements and obligations of Company contained herein shall continue during the period Indemnitee is an Agent of Company and shall continue thereafter so long as Indemnitee shall be subject to any possible Expenses or Losses in any Proceeding by reason of the fact that Indemnitee was an Agent of Company.

9. Agreement to be Liberally Construed. The purpose of this Agreement is to induce Indemnitee either to serve Company as an Agent or to induce Indemnitee to continue to serve the Company as such. Company acknowledges that, but for this Agreement and the expectation by Indemnitee that Company will perform each and every one of its obligations hereunder, Indemnitee may not consent to serve or to continue to serve Company in such capacities. Therefore, it is the intention of Company and Indemnitee that this Agreement be liberally construed so as to achieve its purpose of protecting Indemnitee from and against expenses, judgments, fines or penalties arising from a proceeding against Indemnitee in his/her capacity as Agent. Company agrees that it will

not do or fail to do any act which would or might prevent or hinder the performance by Company of its obligations under this Agreement.

10. Nonexclusivity. The rights of Indemnitee under this Agreement shall be in addition to any other rights Indemnitee may have under Company's operating agreement, bylaws, contract, applicable law or otherwise. To the extent that a change in applicable law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under Company's operating agreement, bylaws, applicable law or this Agreement, it is the intent of the parties that Indemnitee enjoy by this Agreement the greater benefits afforded by such change.

11. Enforcement.

a. Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Company hereby in order to induce Indemnitee to serve as an Agent of Company and acknowledges that Indemnitee is relying upon this Agreement in agreeing to serve in such capacity.

b. In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, Company shall reimburse Indemnitee, on a continuing and current basis, for all of Indemnitee's reasonable fees and expenses in bringing and pursuing such action.

c. The right to indemnification hereunder shall be enforceable by Indemnitee in any court of competent jurisdiction if Indemnitee's claim therefor is improperly denied, in whole or in part, by Company or if no disposition of such claim is made within 30 days from the receipt by Company of the Indemnitee's request for indemnification hereunder.

12. Notices. Indemnitee shall give to Company notice in writing within 30 days after he receives written notice of any claim for which indemnification will or could be sought under this Agreement; provided, however, that the failure to so notify Company shall not relieve Company of any liability which it may have to Indemnitee (i) under this Agreement, unless the failure to so notify shall have materially prejudiced Company's rights hereunder and (ii) otherwise than under this Agreement. All notices, requests, demands and other communications (collectively "notices") provided for under this Agreement shall be in writing (including communications by telephone, telex or telecommunication facilities providing facsimile transmission) and mailed (postage prepaid and return receipt requested), telegraphed, telexed, transmitted or personally served to Company at its main office, Attention: President and to Indemnitee or St. Cloud at the address set forth at the end of this Agreement, or at such other address as any party affected may designate in a written notice to the other parties in compliance with this section. All such notices shall be deemed effective when transmitted, if by telecommunication, upon delivery if personally delivered or three business days after mailing if mailed.

13. Choice of Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of California, including applicable statutes of limitation and other procedural statutes.

14. Choice of Forum. Company and St. Cloud (on its behalf and on behalf of Indemnitee) agree that any action instituted by or on behalf of Company, St. Cloud, Indemnitee or any other person under this Agreement or to enforce or interpret any provision of this Agreement may be brought only in the state courts of the State of California, County of Los Angeles. The parties agree, and will at such time agree, to the jurisdiction and venue of such court, and to personal service upon Company, St. Cloud and Indemnitee by such court for the purpose of such action.

15. Attorneys' Fees. If any legal action is necessary to enforce the terms of this Agreement, the prevailing party shall be entitled to recover, in addition to other amounts to which the prevailing party may be entitled, actual attorneys' fees and court costs.

16. Amendments. Any provision of this Agreement may be waived, altered, amended or repealed in whole or in part only by the written consent of the parties hereto.

17. Parties In Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement to any persons other than the parties to it and their respective successors and assigns (including the heirs, devisees, executors, administrators or other legal representatives of Indemnitee), nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party hereto. Furthermore, no provision of this Agreement shall give any third persons any right of subrogation or action against any party hereto.

18. Severability. If any portion of this Agreement shall be deemed by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, void or unenforceable.

19. Successors and Assigns. All terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns, including, without limitation, the heirs, devisees, executors, administrators and other legal representatives of Indemnitee; provided, however, that this Agreement and all rights, privileges, duties and obligations of the parties may not be assigned or delegated by either party without the prior written consent of the other party.

20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21. Entire Agreement. This Agreement represents and contains the entire agreement and understanding between and among the parties, and all previous statements or understandings, whether express or implied, oral or written, relating to the subject matter hereof are fully and completely extinguished and superseded by this Agreement. This Agreement shall not be altered or varied except by a writing duly signed by all of the parties hereto.

(signature page follows)

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

RW National Holdings, LLC

By: [signature]
Name: Charles Wyatt
Its: Chief Financial Officer

"Indemnitee"

____
Kacy Rozelle

ST. CLOUD CAPITAL PARTNERS III, SBIC L.P.
10866 Wilshire Boulevard
Suite 1450
Los Angeles, CA 90024

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

RW National Holdings, LLC

By: ______________________________
Name: Charles Wyatt
Its: Chief Financial Officer

"Indemnitee"

____
Kacy Rozelle

ST. CLOUD CAPITAL PARTNERS III, SBIC L.P.
10866 Wilshire Boulevard
Suite 1450
Los Angeles, CA 90024

November 7, 2016

St. Cloud Capital Partners III SBIC, LP
10866 Wilshire Blvd, Suite 1450
Los Angeles, CA 90024

Dear Mr. Rozelle:

Pursuant to the Securities Purchase Agreement dated as of the date hereof (the "**Purchase Agreement**"), St. Cloud Capital Partners III SBIC, LP , a Delaware limited partnership ("**St. Cloud**"), has committed to make loans to RW National Holdings, LLC, a Delaware limited liability company and RW OpCo, LLC, a Delaware limited liability company (collectively, the "**Borrowers**"), in the aggregate principal amount of Six Million Five Hundred Thousand Dollars ($6,500,000) (collectively, the "**Investment**" and the "**Agreements**", as applicable). This letter is a condition to the Investment and serves as an amendment to each of the Agreements. St. Cloud has notified the Borrower that St. Cloud is a small business investment company ("**SBIC**"), as that term is defined under the Small Business Investment Act of 1958, as amended, and the rules and regulations promulgated thereunder (the "**SBIC Act**"). References in this letter to the "**SBIC Regulations**" are references to Title 13 of the Code of Federal Regulations, as amended and in effect from time to time. Capitalized terms not otherwise defined herein have the meaning set forth in the SBIC Act.

In consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers hereby make the following representations, warranties, and covenants for the benefit of St. Cloud:

1. Small Business. The Borrowers are a "small business concern" as defined in the SBIC Act and, together with its "affiliates", as such term is defined in the SBIC Regulations §121.103, the Borrowers meet the small business size standards set forth in the SBIC Regulations, §121.301(c).

2. No Prohibited Activities. The Borrowers do not, and will not, engage in any activities (directly or indirectly), or use the proceeds from the Investment for any purpose, for which an SBIC is prohibited from providing funds by the SBIC Act. The Borrowers hereby make the following representations relating to SBIC Regulations §107.720:

(a) No Relending. The primary business activity of the Borrowers does not involve, directly or indirectly, providing funds to others, purchasing debt obligations, factoring, or long-term leasing of equipment with no provision for maintenance or repair.

(b) No Passive Business. The Borrowers are engaged in a regular and continuous business operation (excluding the mere receipt of payments such as dividends, rents, lease payments, or royalties). The Borrowers' employees are carrying on the majority of day to day operations and the Borrowers provide effective control and supervision, on a day to day basis, over persons employed under contract. The Borrowers will not pass through substantially all of the proceeds of the Investment to another entity (other than any wholly-owned subsidiary that is guaranteeing the Investment).

(c) No Real Estate Business. The Borrowers are not classified under North American Industry Classification System ("**NAICS**") codes 531110 (lessors of residential buildings and dwellings), 531120 (lessors of nonresidential buildings except miniwarehouses), 531190

(lessors of other real estate property), 237210 (land subdivision), or 236117 (new housing for-sale builders). The Borrowers are not classified under NAICS codes 236118 (residential remodelers), 236210 (industrial building construction), or 236220 (commercial and institutional building construction). The proceeds of the Investment will not be used to acquire or refinance real property unless the Borrowers (x) are acquiring an existing property and will use at least 51 percent of the usable square footage for its business purposes; (y) is building or renovating a building and will use at least 67 percent of the usable square footage for its business purposes; or (z) occupies the subject property and uses at least 67 percent of the usable square footage for its business purposes.

(d) No Project Finance. The assets of the Borrowers are not intended to be reduced or consumed, generally without replacement, as the life of its business progresses, and the nature of the business of the Borrowers does not require that a stream of cash payments be made to the business's financing sources, on a basis associated with the continuing sale of assets (e.g., real estate development projects and oil and gas wells). The primary purpose of the Investment is not to fund production of a single item or defined limited number of items, generally over a defined production period, where such production will constitute the majority of the activities of the Borrowers (e.g., motion pictures and electric generating plants).

(e) No Farm Land Purchases. The proceeds of the Investment will not be used to acquire farm land which is or is intended to be used for agricultural or forestry purposes, such as the production of food, fiber, or wood, or is so taxed or zoned.

(f) No Illegal Activities. The proceeds of the Investment will not be used for purposes contrary to the public interest, including without limitation, activities in violation of law or inconsistent with free competitive enterprise.

(g) No Foreign Investment. The proceeds of the Investment will not be used substantially for a foreign operation. At the time of the Investment and for one year thereafter, the Borrowers will not have more than 49 percent of its employees or tangible assets located outside the United States.

(h) No Associated Suppliers. The Borrowers have not, and will not, purchase goods or services from a supplier who is an Associate of the Borrowers.

(i) No Financing of Licensees. The proceeds of the Investment will not be used, directly or indirectly, to purchase stock in or provide capital to a Licensee, or to repay any indebtedness incurred for the purpose of investing in a Licensee.

(j) No Discrimination. The Borrowers, and each of their subsidiaries will at all times comply with the non-discrimination requirements of the SBIC Regulations, Parts 112, 113 and 117.

3. Use of Proceeds. The Borrowers certify they will use the proceeds from the Investments to refinance existing indebtedness, asset acquisitions and other working capital purposes. The Borrowers will permit St. Cloud and the SBA to have access to the Borrowers' books and records in accordance with the terms of the Purchase Agreement for the purpose of verifying how such proceeds have been or are being used, and to assure that the proceeds have been used for the purposes specified herein.

4. SBIC Documentation.

(a) The Borrowers have completed, executed and delivered to St. Cloud SBA Forms 480, 652 and 1031 (Parts A and B). The Borrowers represent and warrant that the information set forth in the SBA Form 480, Form 652 and Form 1031 is accurate and complete.

(b) The Borrowers have provided St. Cloud with a business plan showing financial projections (including balance sheets and income and cash flows statements) for the business of the Borrowers.

5. Ongoing Reporting. On no less than an annual basis, the Borrowers will provide to St. Cloud financial information certified by the proprietor, general partner, president, chief executive officer, treasurer, or chief financial officer of the Borrowers sufficient to enable St. Cloud to:

(a) evaluate the financial condition of the Borrowers for the purpose of valuing St. Cloud's Investment in the Borrowers;

(b) determine the continued eligibility of the Borrowers for financing by St. Cloud;

(c) verify the use of proceeds of the Investment; and

(d) prepare and file SBA Form 468.

6. Economic Impact Report. Promptly after the end of each fiscal year (but in any event, no later than February 28), and at such other times as reasonably requested by St. Cloud, the Borrowers agree to provide to St. Cloud a written assessment, in form and substance reasonably satisfactory to St. Cloud, of the economic impact of the Investment, specifying the full-time equivalent jobs created or retained, the impact of the Investment on the revenues and profits of the business and on taxes paid by the business and its employees, any other appropriate economic benefits (including, but not limited to, technology development or commercialization, minority business development, urban or rural business development, expansion of exports and assistance to manufacturing firms), and such other information as may be reasonably requested by St. Cloud in accordance with the SBIC Act.

7. Default Interest; Cost of Money. St. Cloud shall only charge interest at the default rate to the extent it does not cause the interest charged in connection with the Investment to be in excess of the Cost of Money ceiling under, and as defined in, SBA Regulations §107.855. In addition, the total interest and other amounts charged under the Note will not exceed the Cost of Money ceiling under, and as defined in, SBA Regulations §107.855.

8. Prepayment. Notwithstanding Section 2.2 of the Note, St. Cloud will permit the Borrowers to prepay the loan, in whole or in part, at any time, with or without notice, as required to be permitted under SBIC Regulations §107.830.

9. Compliance. The Borrowers hereby agree that a failure by the Borrowers to comply with provisions of this letter agreement, if as a result of which it has been asserted by a governmental regulatory agency (or St. Cloud believes that there is a substantial risk of such assertion) that St. Cloud is not entitled to hold, or exercise any significant right with respect to, securities issued by the Borrowers and owned by St. Cloud or any securities issued in exchange or conversion thereof, shall constitute a material breach of the obligations of the Borrowers under the Agreements and is referred to herein as a "**Regulatory Problem.**" Without limiting any other remedies St. Cloud may have, if a Regulatory Problem occurs, the Borrower will use commercially reasonable efforts to cure such Regulatory Problem including, if requested by St. Cloud, cooperating in good faith to assist St. Cloud in selling its investment in the Borrowers in a commercially reasonable manner.

10. Miscellaneous.

(a) Term. This letter agreement shall remain in effect from the date hereof until the earlier of (x) the date St. Cloud no longer has any interest in, nor has any outstanding loan to, the Borrowers, or (y) such date mutually agreed by St. Cloud and the Borrowers that is compliant with the SBIC Act.

(b) Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this letter agreement.

(c) Notices. All notices, requests and other communications to any party hereunder shall be in writing and to the addresses and in the manner set forth in the Agreements, as applicable.

(d) Counterparts. This letter agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Facsimile or electronic signatures hereto shall be deemed to have the same force and effect as original signatures.

(e) Benefits of Agreement. All of the terms and provisions of this letter agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(f) Amendments and Waivers. No modification, amendment, supplement or waiver of any provision of, or consent required by, this letter agreement, nor any consent to any departure from the terms hereof, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, supplement, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(g) Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflicts of laws of such state.

[Signature Pages Follow]

Please acknowledge your consent to these matters by countersigning one copy of this letter where indicated below. Your prompt attention is greatly appreciated.

BORROWER:

RW National Holdings, LLC

By: [signature]
Name: Charles Wyatt
Title: Chief Financial Officer

RW OpCo, LLC

By: [signature]
Name: Charles Wyatt
Title: Chief Financial Officer

Acknowledged and accepted:

St. Cloud Capital Partners III SBIC, LP

By: SCGP III SBIC, LLC, its general partner

By: ______________________
Name: Kacy Rozelle
Title: Member

SBA SL.634237

Please acknowledge your consent to these matters by countersigning one copy of this letter where indicated below. Your prompt attention is greatly appreciated.

BORROWER:

RW National Holdings, LLC

By:________________________
Name: Charles Wyatt
Title: Chief Financial Officer

RW OpCo, LLC

By:________________________
Name: Charles Wyatt
Title: Chief Financial Officer

Acknowledged and accepted:

St. Cloud Capital Partners III SBIC, LP

By: SCGP III SBIC, LLC, its general partner

By: ________________________
Name: Kacy Rozelle
Title: Member

SBA.SL.634237

GUARANTY

Borrowers: RW OpCo, LLC, a Delaware limited liability company 4950 West 78th Street Bloomington, MN 55437 RW National Holdings, LLC a Delaware limited liability company 315 E. Lake Street, Suite 301 Wayzata, MN 55391	Lender: St. Cloud Capital Partners III SBIC, L.P. a Delaware limited partnership 10866 Wilshire Blvd., Suite 1450 Los Angeles, CA 90024

Guarantor: (as defined below)

Continuing Guarantee Of Payment And Performance. For good and valuable consideration, Guarantor (as identified above) absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrowers to Lender, and the performance and discharge of all Borrowers' obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection. Under this Guaranty, Guarantor's liability is unlimited and Guarantor's obligations are continuing.

Definitions. The following capitalized words and terms shall have the following meanings when used in this Guaranty:

Borrowers. The word "Borrowers" means RW National Holdings, LLC and RW OpCo, LLC, and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Guarantor. The word "Guarantor" means everyone signing this Guaranty on the date hereof and each Subsidiary of the Borrowers which become a Guarantor from time to time by signing a counterpart signature page to the Joinder to Guaranty and in each case, any signer's successors and assigns.

Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender.

Indebtedness. The word "Indebtedness" as used in this Guaranty means all of the principal amount outstanding from time to time, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys' fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrowers individually or collectively or interchangeably with others, owes or will owe Lender under, in connection with and/or arising out of the Securities Purchase Agreement, the Note or any of the Related Documents. "Indebtedness" includes, without limitation, loans, advances, debts, other

obligations, and liabilities of Borrowers pursuant to the Securities Purchase Agreement, the Note or the Related Documents, and any present or future judgments against Borrowers, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrowers for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

Lender. The word "Lender" means St. Cloud Capital Partners III SBIC, L.P., a Delaware limited partnership, its successors and assigns.

Note. The word "Note" means the secured promissory note dated November 7, 2016, in the original principal amount of **$6,500,000.00** from Borrowers to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for such promissory note.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Securities Purchase Agreement or the Note.

Securities Purchase Agreement. The words "Securities Purchase Agreement" means the Securities Purchase Agreement dated November __, 2016 between Borrowers and Lender, as amended, restated, supplemented or otherwise modified from time to time.

Duration Of Guaranty. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrowers, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations (other than contingent indemnification obligations) under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, "new Indebtedness" does not include all or part of the Indebtedness that is: incurred by Borrowers prior to revocation; incurred under a commitment that became binding before revocation; any

renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor's estate as to the Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.

Guarantor's Authorization To Lender. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrowers, to lease equipment or other goods to Borrowers, or otherwise to extend additional credit to Borrowers; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrowers' sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

Guarantor's Representations And Warranties. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrowers' request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a material violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not sell, without the prior written consent of Lender, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein unless such sale, lease, assignment, encumbrance, hypothecation, transfer or other disposition is permitted by the terms of the Securities Purchase Agreement and the Note; (F) [reserved]; (G) [reserved]; (H) except as disclosed to the Lender prior to the date hereof, no material actions, proceedings or investigations pending or, to the knowledge of the Guarantor, threatened, involving the Guarantor or the officers or key employees of the Guarantor, before any court or before any administrative agency or office; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrowers; and (J) Guarantor has established adequate means of obtaining from Borrowers on a continuing basis

information regarding Borrowers' financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrowers.

Guarantor's Waivers. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (A) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrowers or any other guarantor or surety, any action or nonaction taken by Borrowers, Lender, or any other guarantor or surety of Borrowers, or the creation of new or additional Indebtedness; (B) proceed against any person, including Borrowers, before proceeding against Guarantor; (C) proceed against any collateral for the Indebtedness, including Borrowers' collateral, before proceeding against Guarantor; (D) apply any payments or proceeds received against the Indebtedness in any order; (E) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (F) disclose any information about the Indebtedness, the Borrowers, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (G) pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (A) any disability or other defense of Borrowers, any other guarantor or surety or any other person; (B) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (C) the application of proceeds of the Indebtedness by Borrowers for purposes other than the purposes understood and intended by Guarantor and Lender; (D) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrowers or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (E) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (F) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on the Indebtedness incurred prior to such revocation.

Guarantor waives all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that the election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrowers by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor understands and agrees that the foregoing waivers are unconditional and

irrevocable waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Guarantor further understands and agrees that this Guaranty is a separate and independent contract between Guarantor and Lender, given for full and ample consideration, and is enforceable on its own terms. Until all of the Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Guarantor may have against the Borrowers or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

Guarantor's Understanding With Respect To Waivers. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

Subordination of Borrowers' Debts to Guarantor. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrowers, whether or not Borrowers becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrowers, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrowers. In the event of insolvency and consequent liquidation of the assets of Borrowers, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrowers applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrowers or against any assignee or trustee in bankruptcy of Borrowers; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrowers to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

Miscellaneous Provisions. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs

and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law and Venue. The validity, meaning and effect of this Guaranty shall be determined in accordance with the laws of California without giving effect to conflict of law provisions. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrowers or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrowers or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited after 24 hours with a nationally recognized overnight courier, or, two (2) business days, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid,

directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver By Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors And Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waiver of Jury Trial;. Guarantor hereby waives to the fullest extent permitted by law, the right to Trial by Jury in any action, proceeding or counterclaim, whether in contract, tort or otherwise, relating directly or indirectly to the Loan evidenced by the Note, this Guaranty and any security instrument or any acts or omissions of Lender, its officers, employees, directors or agents in connection therewith.

Counterparts. At any time after the date of this Guaranty, one or more additional persons or entities may become parties hereto by executing and delivering to the Lender a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all of the terms of, this Guaranty.

THE UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED NOVEMBER __, 2016.

GUARANTOR:

RENTERS WAREHOUSE USA, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE REAL ESTATE, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

Signature page to Guaranty

RENTERS WAREHOUSE ARIZONA, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ____________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE COLORADO, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ____________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE TEXAS, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ____________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE WASHINGTON, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ____________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE NEVADA, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ____________________
Name: Charles Wyatt
Title: Chief Financial Officer

Signature page to Guaranty

RENTERS WAREHOUSE NORTH CAROLINA, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE FLORIDA, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE MISSOURI, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE ILLINOIS, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE OHIO, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ______________________
Name: Charles Wyatt
Title: Chief Financial Officer

Signature page to Guaranty

RENTERS WAREHOUSE KANSAS, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ____________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE TENNESSEE, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ____________________
Name: Charles Wyatt
Title: Chief Financial Officer

RENTERS WAREHOUSE NEW JERSEY, LLC

By: RW OpCo, LLC
Its: Sole Member

By: ____________________
Name: Charles Wyatt
Title: Chief Financial Officer

Signature page to Guaranty

DISBURSEMENT REQUEST AND AUTHORIZATION

Borrowers: **RW NATIONAL HOLDINGS, LLC**
RW OpCo, LLC
4950 W 78th Street
Bloomington, MN 55435

Lender: **ST. CLOUD CAPITAL PARTNERS III SBIC, L.P.**
10866 Wilshire Blvd., Suite 1450
Los Angeles, CA 90024

LOAN TYPE: This is a Fixed Rate (12.0%) Non-disclosable Loan to a corporation for $6,500,000.00 made on November 7, 2016.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

__ Personal, Family, or Household Purposes or Personal Investment.

X Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Working capital and acquisitions.

DISBURSEMENT INSTRUCTIONS. Borrowers understand that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $6,500,000.00 as follows:

Amount paid to Borrowers:	$6,347,000.00
Lender's Closing Fee	$130,000.00
Lenders' Transaction Fees and Expenses (Estimated) (including attorney fees)	$23,000.00
Note Principal:	$6,500,000.00

LIEN RELEASE FEES. In addition to all other charges, Borrowers agree, to the extent not prohibited by law, to pay all governmental fees for release of Lender's security interests in collateral securing this loan. Borrowers will pay these fees at the time the lien or liens are released.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWERS REPRESENT AND WARRANT TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWERS' FINANCIAL CONDITION AS DISCLOSED IN BORROWERS' MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED NOVEMBER 7, 2016.

BORROWER:

RW OpCo, LLC
a Delaware limited liability company

By: [signature]
Charles Wyatt
Its: Chief Financial Officer

U.S. SMALL BUSINESS ADMINISTRATION
ASSURANCE OF COMPLIANCE FOR NONDISCRIMINATION

RW OpCo, LLC Applicant/Licensee/Recipient/Subrecipient, (hereinafter referred to as applicant) in consideration of Federal financial assistance from the Small Business Administration, herewith agrees that it will comply with the nondiscrimination requirements of 13 CFR parts 112, 113, and 117, of the Regulations issued by the Small Business Administration (SBA).

13 CFR Parts 112, 113 and 117 require that no person shall on the grounds of age, color, handicap, marital status, national origin, race, religion or sex, be excluded from participation in, be denied the benefits of or otherwise be subjected to discrimination under any program or activity for which the applicant received Federal financial assistance from SBA.

Applicant agrees to comply with the record keeping requirements of 13 CFR 112.9, 113.5, and 117.9 as set forth in SBA Form 793, "Notice to New SBA Borrowers", to permit effective enforcement of 13 CFR 112, 113 and 117. Such record keeping requirements have been approved under OMB Number 3245-0076. Applicant further agrees to obtain or require similar Assurance of Compliance for Nondiscrimination from subrecipients, contractors/subcontractors, successors, transferees and assignees as long as it/they receive or retain possession of any Federal financial assistance from SBA. In the event the applicant fails to comply with any provision or requirements of 13 CFR Parts 112, 113 and 117, SBA may call, cancel, terminate, accelerate repayment or suspend any or all Federal financial assistance provided by SBA.

Executed the 2 day of November 2016

RW OpCo, LLC
4950 W. 78th St. Bloomington, MN 55435
(952) 746-6666
Name Address & Phone No. of Applicant

Charles Wyatt, Chief Financial Officer
By ______________________
Typed Name & Title of Authorized Official

[signature]
Signature of Authorized Official

Corporate Seal

____
Name Address & Phone No. of Subrecipient

By ______________________
Typed Name & Title of Authorized Official

Corporate Seal

____
Signature of Authorized Official

SBA Form 652 (11-91) REF SOP: 90 30 PREVIOUS EDITIONS OBSOLETE

Federal Recycling Program Printed on Recycled Paper

OMB No. 3245-0078
Expiration Date 10/31/2017

U.S. Small Business Administration
Portfolio Financing Report

Name of Licensee ____________ License Number ____________

Part A - Small Business Concern Data

1. Name of Small Business RW OpCo, LLC 2. Employer Identification Number 30-0956402
3. Street Address 4950 W. 78th St.
4. City Bloomington 5. State MN 6. ZIP Code 55435 7. County Hennepin
8. Small Business FAX 320-200-3003 9. Contact Person for FAX 320-200-3003
10. Date Business Established __/__/__ 11. Form of Business 4 1) Corporation 2) Partnership 3) Proprietor 4) LLC
12a. NAICS Code 531210 Industry Real Estate
12b. Energy Saving Qualified Investment? ____ If checked, was Energy Saving debenture used to finance investment? ____
13. Percentage of Small Concern (if any) Owned by: American Indian or Alaska Native: ____% Asian: ____% Black or African American: ____% Hispanic or Latino: ____% Native Hawaiian or Other Pacific Islander: ____% White: 100%
14a. Percentage of Small Concern Owned by Women (if any) ____% 14b. Percentage Owned by Veterans (if any) ____%
15. CEO or President (may select one or more): Woman: ____ American Indian or Alaska Native: ____ Asian: ____ Black or African American: ____ Hispanic or Latino: ____ Native Hawaiian or Other Pacific Islander: ____ White: ✓

Part B - Prefinancing Information

16. Prefinancing Status: 4 (1) New Information (2) Previously Submitted (3) Acquired Business (4) New Business
17a. Stage of Company at Financing: ____________ 17b. Technology developed with SBIR/STTR funding: ____________
18. Small Business Concern's Pre-Money Valuation: ____________
19. Fiscal Year End Immediately Prior to Date of Financing (Month/Day/Year) 12/31/15
20. Gross Revenue for Prior Fiscal Year $14,976,189 21. After-Tax Profit or (Loss) for Prior Fiscal Year $<2,085,082>
22. Income Taxes for Prior Fiscal Year: Federal $ 0.00 State $ 580.00 Local $ 0.00
23. Net Worth $ 8923,512 24. Number of Employees 102

Part C - Financing Information

25. a. Date of Financing __/__/__ b. Date of Disbursement __/__/__ 26. Did Licensee lead this investment? ____
27. Purpose of Financing (Percentage of Financing that will be used to support each category below. Percentages should total to 100%.)

a. Working Capital or Inventory Purchase	____	f. Acquisition of Machinery and Equipment	____
b. Plant Modernization or Leasehold Improvement	____	g. Land Acquisition or Dwelling Construction	____
c. Acquisition of All or Part of an Existing Business	75	h. Marketing Activities	25
d. Consolidation of Obligations or Non-SBIC Debt Refunding	____	i. Research and Development	____
e. New Building or Plant Construction	____	j. Other	____

28. Is this the first Financing of this Small Business by the Licensee? ____
29. Financing Instruments and Applicable Amounts (for participations, include Licensee's portion only):

Instrument	Amount	Initial Interest Rate(s)	% Actual Ownership
Loan Only	$	%	
Debt with Equity Features	$6,500,000	12 %	
Equity Only	$		%
Total Licensee Financing	$6,500,000		

30. Total Size of Financing Round for Small Business Concern: ____________
31. Comments:

Part D - Transmission Verification

Transmission Date __/__/__

SBA Form 1031 (3/14) Previous Editions Obsolete

OMB No. 3245-0078
Expiration Date 10/31/2017

U.S. Small Business Administration
Portfolio Financing Report

Use of Information: SBA Form 1031 is to be completed only by small business investment companies (SBICs) licensed by the Small Business Administration (SBA). This form contains Portfolio Concern financing and supplementary information that SBA uses to evaluate an SBIC's investment activities and compliance with SBIC program requirements. SBA also pools information provided by individual SBICs to analyze the SBIC program as a whole and the impact of SBIC financings on the growth of small business.

Instructions for Submitting Completed Form: SBA Form 1031 must be completed and filed electronically in the SBIC-Web system. SBIC-Web requires an SBA-approved user account. Submit your account request to sbicwebsupport@sba.gov.

PLEASE NOTE: The estimated burden for completing this form is 12 minutes per response. You will not be required to respond to this information collection if a valid OMB approval number is not displayed. If you have questions or comments concerning this estimate or other aspects of this information collection, please contact the U.S. Small Business Administration, Chief, Administrative Information Branch, Washington, DC 20416 and/or SBA Desk Officer, Office of Management and Budget, New Executive Office Building, Room 10202, Washington, DC 20503.

PLEASE DO NOT SEND FORMS TO OMB.

OMB Approval No. 3245-0009
Expiration Date 01/31/2017

U.S. SMALL BUSINESS ADMINISTRATION
SIZE STATUS DECLARATION

Use of Information. The information requested below will be used by SBA to determine the Applicant's ("Applicant") eligibility to receive financing or consulting and advisory services from a small business investment company licensed by SBA ("Licensee").

Instructions for submitting completed form. The Applicant should complete Part A and Part B (if necessary), sign the Applicant's certification, and return the form to the Licensee from whom it is seeking assistance. The Licensee should sign the Licensee's certification and retain the form in its files. SBA may request the completed form during an on-site examination of the Licensee.

Name and address of Licensee	Name and address of Applicant RW OpCo, LLC 4950 W. 78th St. Bloomington, MN 55435

Applicant's Form of Organization: ☐ Corporation ☐ Partnership ☑ Limited Liability Company ☐ Proprietorship

PART A

		Yes	No
1.	Does the Applicant business have any Affiliates? If yes, attach a list to this form. Affiliation exists when one individual or entity controls or has the power to control another or a third party or parties controls or has the power to control both. SBA considers factors such as ownership, management, previous relationships with or ties to another entity, and contractual relationships when determining whether affiliation exists. The complete definition of affiliation is found at 13 CFR 121.103. (See also, 13 CFR 121.107 and 121.301.) Examples of Affiliates include: (1) a parent company; (2) subsidiaries and other companies that are owned or controlled by the Applicant; (4) companies under common management with the Applicant; and (5) companies that have entered into agreements to merge with the Applicant. Additional guidance on affiliation can be found on SBA's size standards website at http://www.sba.gov/size under "Guide to Size Standards".	☑	☐
2.	Does Applicant (including affiliates) have tangible net worth in excess of $19,500,000? (Tangible net worth = total net worth minus goodwill)	☐	☑
3.	Does Applicant (including affiliates) have average net income after Federal income taxes (excluding any carry-over losses) for the preceding 2 completed fiscal years in excess of $6,500,000?	☐	☑

PART B

Applicant must complete this part only if the answer to question (2) or (3) in Part A was "Yes". Applicant must not exceed the size standard for (1) the industry in which the Applicant combined with its affiliates is primarily engaged, and (2) the industry in which the Applicant alone is primarily engaged. Find the appropriate industry size standard under the NAICS code for your primary industry in 13 CFR 121.201.

1. Primary industry (include NAICS code):
   Applicant combined with affiliates________________ Applicant alone________________

2. Total annual receipts of Applicant (excluding affiliates) for each of its 3 most recently completed fiscal years (see 13 CFR 121.104):
   Year ended ____________ $____________
   Year ended ____________ $____________
   Year ended ____________ $____________

3. Applicant's average number of employees (excluding affiliates) based on the number of persons employed on a full-time, part-time, temporary, or other basis during each of the pay periods of the preceding 12 calendar months (see 13 CFR 121.106): ____________________

4. Affiliates of Applicant (domestic and foreign) Names and full addresses	Total annual receipts of affiliates (excluding Applicant) for past 3 completed fiscal years		Average no. of persons employed by affiliates (excluding Applicant) on full-time, part-time, temporary or other basis during each of the pay periods of the preceding 12 calendar months
a.	Yr.________ Yr.________ Yr.________ 3-year average	$________ $________ $________ $________	
b.	Yr.________ Yr.________ Yr.________ 3-year average	$________ $________ $________ $________	
c.	Yr.________ Yr.________ Yr.________ 3-year average	$________ $________ $________ $________	

Applicant's Certification

Applicant, through its duly authorized officer, hereby certifies that all information herein and in attachments hereto is true and complete to the best of its knowledge and belief. Applicant further certifies that it intends to conduct, for a period of not less than 1 year from the date of the final disbursement of the funds involved in the subject financing and for a period of not less than 1 year from the date of the commencement of the consulting or advisory services, as a regular and continuous business operation, the business operation for which the application for financing or consulting or advisory services is being made.

WARNING *By signing below, you are acknowledging that the U.S. Small Business Administration (SBA) is relying on this information, and that false statements can lead to criminal prosecution under 18 U.S.C. 1014, and other statutes, with fines of up to $1,000,000 and imprisonment of up to 30 years, and civil fraud damages of three times the Government's loss.*

Name of Applicant: RW OpCo, LLC		
Date: 11/02/2016	By: (Signature of Officer) [signature]	Title: Chief Financial Officer

Licensee's Certification

Based upon all the information available to us, including all information and facts obtained through our own investigation, the Licensee has concluded that the Applicant is a small business concern within the requirements of the Small Business Investment Act of 1958, as amended, and the Regulations of SBA thereunder.

WARNING *By signing below, you are acknowledging that the U.S. Small Business Administration (SBA) is relying on this information, and that false statements can lead to criminal prosecution under 18 U.S.C. 1014, and other statutes, with fines of up to $1,000,000 and imprisonment of up to 30 years, and civil fraud damages of three times the Government's loss.*

Licensee Name:		
Date:	By: (Signature of Authorized Official)	Title:

PLEASE NOTE: The estimated burden for completing this form is 10 minutes. You are not required to respond to this or any collection of information unless it displays a currently valid OMB approval number. Comments on the burden should be sent to U.S. Small Business Administration, Chief, AIB, 409 3rd St., S.W., Washington D.C. 20416 and Desk Officer for the Small Business Administration, Office of Management and Budget, New Executive Office Building, Room 10202, Washington, D.C. 20503 (OMB Approval 3245-0009).

PLEASE SUBMIT OR RETAIN THE COMPLETED FORM ACCORDING TO THE INSTRUCTIONS ABOVE. PLEASE DO NOT SEND FORMS TO OMB.


RW OpCo, LLC
Renters Warehouse USA, LLC
Renters Warehouse, LLC
Rentfeeder, LLC
Renters Warehouse RE, LLC
Renters Warehouse Arizona, LLC
Renters Warehouse Colorado, LLC
Renters Warehouse Texas, LLC
Renters Warehouse Washington, LLC
Renters Warehouse Nevada, LLC
Renters Warehouse North Carolina, LLC
Renters Warehouse Florida, LLC
Renters Warehouse Missouri, LLC
Renters Warehouse Illinois, LLC
Renters Warehouse Ohio, LLC
Renters Warehouse Kansas, LLC

OMB Approval No. 3245-0009
Expiration Date 01/31/2017

U.S. SMALL BUSINESS ADMINISTRATION
SIZE STATUS DECLARATION

Use of Information. The information requested below will be used by SBA to determine the Applicant's ("Applicant") eligibility to receive financing or consulting and advisory services from a small business investment company licensed by SBA ("Licensee").

Instructions for submitting completed form. The Applicant should complete Part A and Part B (if necessary), sign the Applicant's certification, and return the form to the Licensee from whom it is seeking assistance. The Licensee should sign the Licensee's certification and retain the form in its files. SBA may request the completed form during an on-site examination of the Licensee.

Name and address of Licensee	Name and address of Applicant RW National Holdings, LLC 4950 W. 78th St. Bloomington, MN 55435

Applicant's Form of Organization: ☐ Corporation ☐ Partnership ☑ Limited Liability Company ☐ Proprietorship

PART A

		Yes	No
1.	Does the Applicant business have any Affiliates? If yes, attach a list to this form. Affiliation exists when one individual or entity controls or has the power to control another or a third party or parties controls or has the power to control both. SBA considers factors such as ownership, management, previous relationships with or ties to another entity, and contractual relationships when determining whether affiliation exists. The complete definition of affiliation is found at 13 CFR 121.103. (See also, 13 CFR 121.107 and 121.301.) Examples of Affiliates include: (1) a parent company; (2) subsidiaries and other companies that are owned or controlled by the Applicant; (4) companies under common management with the Applicant; and (5) companies that have entered into agreements to merge with the Applicant. Additional guidance on affiliation can be found on SBA's size standards website at http://www.sba.gov/size under "Guide to Size Standards".	☑	☐
2.	Does Applicant (including affiliates) have tangible net worth in excess of $19,500,000? (Tangible net worth = total net worth minus goodwill)	☐	☑
3.	Does Applicant (including affiliates) have average net income after Federal income taxes (excluding any carry-over losses) for the preceding 2 completed fiscal years in excess of $6,500,000?	☐	☑

PART B

Applicant must complete this part only if the answer to question (2) or (3) in Part A was "Yes". Applicant must not exceed the size standard for (1) the industry in which the Applicant combined with its affiliates is primarily engaged, and (2) the industry in which the Applicant alone is primarily engaged. Find the appropriate industry size standard under the NAICS code for your primary industry in 13 CFR 121.201.

1. Primary industry (include NAICS code):
   Applicant combined with affiliates__________________ Applicant alone__________________

2. Total annual receipts of Applicant (excluding affiliates) for each of its 3 most recently completed fiscal years (see 13 CFR 121.104):
   Year ended ______________ $__________________
   Year ended ______________ $__________________
   Year ended ______________ $__________________

3. Applicant's average number of employees (excluding affiliates) based on the number of persons employed on a full-time, part-time, temporary, or other basis during each of the pay periods of the preceding 12 calendar months (see 13 CFR 121.106): ____________________			
4. Affiliates of Applicant (domestic and foreign) Names and full addresses	Total annual receipts of affiliates (excluding Applicant) for past 3 completed fiscal years		Average no. of persons employed by affiliates (excluding Applicant) on full-time, part-time, temporary or other basis during each of the pay periods of the preceding 12 calendar months
a.	Yr.________ Yr.________ Yr.________ 3-year average	$________ $________ $________ $________	
b.	Yr.________ Yr.________ Yr.________ 3-year average	$________ $________ $________ $________	
c.	Yr.________ Yr.________ Yr.________ 3-year average	$________ $________ $________ $________	

Applicant's Certification

Applicant, through its duly authorized officer, hereby certifies that all information herein and in attachments hereto is true and complete to the best of its knowledge and belief. Applicant further certifies that it intends to conduct, for a period of not less than 1 year from the date of the final disbursement of the funds involved in the subject financing and for a period of not less than 1 year from the date of the commencement of the consulting or advisory services, as a regular and continuous business operation, the business operation for which the application for financing or consulting or advisory services is being made.

WARNING *By signing below, you are acknowledging that the U.S. Small Business Administration (SBA) is relying on this information, and that false statements can lead to criminal prosecution under 18 U.S.C. 1014, and other statutes, with fines of up to $1,000,000 and imprisonment of up to 30 years, and civil fraud damages of three times the Government's loss.*

Name of Applicant:
RW National Holdings, LLC

Date:	By: (Signature of Officer)	Title:
11/01/2016	[signature]	Chief Financial Officer

Licensee's Certification

Based upon all the information available to us, including all information and facts obtained through our own investigation, the Licensee has concluded that the Applicant is a small business concern within the requirements of the Small Business Investment Act of 1958, as amended, and the Regulations of SBA thereunder.

WARNING *By signing below, you are acknowledging that the U.S. Small Business Administration (SBA) is relying on this information, and that false statements can lead to criminal prosecution under 18 U.S.C. 1014, and other statutes, with fines of up to $1,000,000 and imprisonment of up to 30 years, and civil fraud damages of three times the Government's loss.*

Licensee Name:

Date:	By: (Signature of Authorized Official)	Title:

PLEASE NOTE: The estimated burden for completing this form is 10 minutes. You are not required to respond to this or any collection of information unless it displays a currently valid OMB approval number. Comments on the burden should be sent to U.S. Small Business Administration, Chief, AIB, 409 3rd St., S.W., Washington D.C. 20416 and Desk Officer for the Small Business Administration, Office of Management and Budget, New Executive Office Building, Room 10202, Washington, D.C. 20503 (OMB Approval 3245-0009).
PLEASE SUBMIT OR RETAIN THE COMPLETED FORM ACCORDING TO THE INSTRUCTIONS ABOVE. PLEASE DO NOT SEND FORMS TO OMB.



RW National Holdings, LLC (Guarantor)
RW OpCo, LLC (NEW OPCO)
Renters Warehouse USA, LLC
Renters Warehouse, LLC
Rentfeeder, LLC
Renters Warehouse RE, LLC
Renters Warehouse Arizona, LLC
Renters Warehouse Colorado, LLC
Renters Warehouse Texas, LLC
Renters Warehouse Washington, LLC
Renters Warehouse Nevada, LLC
Renters Warehouse North Carolina, LLC
Renters Warehouse Florida, LLC
Renters Warehouse Missouri, LLC
Renters Warehouse Illinois, LLC
Renters Warehouse Ohio, LLC
Renters Warehouse Kansas, LLC

U.S. SMALL BUSINESS ADMINISTRATION
ASSURANCE OF COMPLIANCE FOR NONDISCRIMINATION

RW National Holdings, LLC Applicant/Licensee/Recipient/Subrecipient, (hereinafter referred to as applicant) in consideration of Federal financial assistance from the Small Business Administration, herewith agrees that it will comply with the nondiscrimination requirements of 13 CFR parts 112, 113, and 117, of the Regulations issued by the Small Business Administration (SBA).

13 CFR Parts 112, 113 and 117 require that no person shall on the grounds of age, color, handicap, marital status, national origin, race, religion or sex, be excluded from participation in, be denied the benefits of or otherwise be subjected to discrimination under any program or activity for which the applicant received Federal financial assistance from SBA.

Applicant agrees to comply with the record keeping requirements of 13 CFR 112.9, 113.5, and 117.9 as set forth in SBA Form 793, "Notice to New SBA Borrowers", to permit effective enforcement of 13 CFR 112, 113 and 117. Such record keeping requirements have been approved under OMB Number 3245-0076. Applicant further agrees to obtain or require similar Assurance of Compliance for Nondiscrimination from subrecipients, contractors/subcontractors, successors, transferees and assignees as long as it/they receive or retain possession of any Federal financial assistance from SBA. In the event the applicant fails to comply with any provision or requirements of 13 CFR Parts 112, 113 and 117, SBA may call, cancel, terminate, accelerate repayment or suspend any or all Federal financial assistance provided by SBA.

Executed the 1 day of November 2016

RW National Holdings, LLC
4950 W. 78th St. Bloomington, MN 55435
(952) 746-6666
Name Address & Phone No. of Applicant
Charles Wyatt, Chief Financial Officer

By CHARLES WYATT -CFO
Typed Name & Title of Authorized Official

Corporate Seal

Signature of Authorized Official

Name Address & Phone No. of Subrecipient

By ____________________
Typed Name & Title of Authorized Official

Corporate Seal

Signature of Authorized Official

SBA Form 652 (11-91) REF SOP: 90 30 PREVIOUS EDITIONS OBSOLETE

OMB No. 3245-0078
Expiration Date 10/31/2017

U.S. Small Business Administration
Portfolio Financing Report

Name of Licensee ______ License Number ______

Part A - Small Business Concern Data

1. Name of Small Business RW National Holdings, LLC 2. Employer Identification Number 47-4821453
3. Street Address 4950 W. 78th St.
4. City Bloomington 5. State MN 6. ZIP Code 55435 7. County Hennepin
8. Small Business FAX 320-200-3003 9. Contact Person for FAX 320-200-3003
10. Date Business Established 9/16/15 11. Form of Business 4 1) Corporation 2) Partnership 3) Proprietor 4) LLC
12a. NAICS Code 531210 Industry Real Estate
12b. Energy Saving Qualified Investment? ____ If checked, was Energy Saving debenture used to finance investment? ____
13. Percentage of Small Concern (if any) Owned by: American Indian or Alaska Native: ____% Asian: ____%
Black or African American: ____% Hispanic or Latino: ____% Native Hawaiian or Other Pacific Islander: ____% White: 100 %
14a. Percentage of Small Concern Owned by Women (if any) ____% 14b. Percentage Owned by Veterans (if any) ____%
15. CEO or President (may select one or more): Woman: ____ American Indian or Alaska Native: ____ Asian: ____
Black or African American: ____ Hispanic or Latino: ____ Native Hawaiian or Other Pacific Islander: ____ White: ✓

Part B - Prefinancing Information

16. Prefinancing Status: 1 (1) New Information (2) Previously Submitted (3) Acquired Business (4) New Business
17a. Stage of Company at Financing: ______ 17b. Technology developed with SBIR/STTR funding: ______
18. Small Business Concern's Pre-Money Valuation: ______
19. Fiscal Year End Immediately Prior to Date of Financing (Month/Day/Year) 12 / 31 / 15
20. Gross Revenue for Prior Fiscal Year $14,976,189 21. After-Tax Profit or (Loss) for Prior Fiscal Year $(2085082)
22. Income Taxes for Prior Fiscal Year: Federal $ 0.00 State $ 580.00 Local $ 0.00
23. Net Worth $ 8,973,512 24. Number of Employees 102

Part C - Financing Information

25. a. Date of Financing __/__/__ b. Date of Disbursement __/__/__ 26. Did Licensee lead this investment? ____
27. Purpose of Financing (Percentage of Financing that will be used to support each category below. Percentages should total to 100%.)

a. Working Capital or Inventory Purchase	___	f. Acquisition of Machinery and Equipment	___
b. Plant Modernization or Leasehold Improvement	___	g. Land Acquisition or Dwelling Construction	___
c. Acquisition of All or Part of an Existing Business	75	h. Marketing Activities	25
d. Consolidation of Obligations or Non-SBIC Debt Refunding	___	i. Research and Development	___
e. New Building or Plant Construction	___	j. Other	___

28. Is this the first Financing of this Small Business by the Licensee? Yes
29. Financing Instruments and Applicable Amounts (for participations, include Licensee's portion only):

Instrument	Amount	Initial Interest Rate(s)	% Actual Ownership
Loan Only	$	%	
Debt with Equity Features	$6,500,000	12 %	
Equity Only	$		%
Total Licensee Financing	$6,500,000		

30. Total Size of Financing Round for Small Business Concern: ______
31. Comments:

Part D - Transmission Verification

Transmission Date __/__/__

SBA Form 1031 (3/14) Previous Editions Obsolete

OMB No. 3245-0078
Expiration Date 10/31/2017

U.S. Small Business Administration

Portfolio Financing Report

Use of Information: SBA Form 1031 is to be completed only by small business investment companies (SBICs) licensed by the Small Business Administration (SBA). This form contains Portfolio Concern financing and supplementary information that SBA uses to evaluate an SBIC's investment activities and compliance with SBIC program requirements. SBA also pools information provided by individual SBICs to analyze the SBIC program as a whole and the impact of SBIC financings on the growth of small business.

Instructions for Submitting Completed Form: SBA Form 1031 must be completed and filed electronically in the SBIC-Web system. SBIC-Web requires an SBA-approved user account. Submit your account request to sbicwebsupport@sba.gov.

PLEASE NOTE: The estimated burden for completing this form is 12 minutes per response. You will not be required to respond to this information collection if a valid OMB approval number is not displayed. If you have questions or comments concerning this estimate or other aspects of this information collection, please contact the U.S. Small Business Administration, Chief, Administrative Information Branch, Washington, DC 20416 and/or SBA Desk Officer, Office of Management and Budget, New Executive Office Building, Room 10202, Washington, DC 20503.

PLEASE DO NOT SEND FORMS TO OMB.

Dated: October __, 2016

SELLER SUBORDINATION AGREEMENT

WHEREAS, RW NATIONAL HOLDINGS, LLC, a Delaware limited liability company, ("Guarantor"), through its wholly owned subsidiary, RW OpCo, LLC, a Delaware limited liability company, (the "Borrower") and ST. CLOUD CAPITAL PARTNERS III SBIC, L.P., a Delaware limited partnership (the "Senior Lender") are parties to that certain Securities Purchase Agreement dated as of __________, 2016 (as the same may be amended, restated, replaced, renewed, supplemented, refinanced, extended or otherwise modified or restated from time to time, the "Loan Agreement"; capitalized terms used but not defined herein have the meanings assigned to them in the Loan Agreement), pursuant to which the Senior Lender has made certain loans and financial accommodations to the Borrower secured by a lien on, and security interest in, all of the Collateral (as defined below).

WHEREAS, Renters Warehouse, LLC ("RW" and collectively with their respective parents, subsidiaries and affiliates, the "Loan Parties") is obligated to the undersigned pursuant to that certain Subordinated Promissory Note dated as of February 12, 2016 in the original principal amount of $38,940 by RW in favor of the undersigned (the "Seller Note"), which Seller Note is guaranteed by Guarantor.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees as follows:

Section 1. Definitions. All obligations of the Loan Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due, are hereinafter called "Liabilities." All Liabilities to the Senior Lender or any Additional Senior Debt are hereinafter called "Senior Liabilities"; and all Liabilities to the undersigned are hereinafter called "Junior Liabilities"; it being expressly understood and agreed that:

(a) the term "Senior Liabilities," as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in Section 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lender, as against the Loan Parties or anyone else, to collect such interest; and

(b) the term "Junior Liabilities," as used herein, shall include, without limitation, any and all interest accruing on any of the Junior Liabilities after the commencement of any proceedings referred to in Section 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the undersigned, as against the Loan Parties or anyone else, to collect such interest.

Section 2. Notice of Junior Liabilities; Delivery of Instruments. The undersigned will, from time to time, (a) promptly notify the Senior Lender of the creation of any Junior Liabilities, and of the issuance of any promissory note or other instrument to evidence any Junior Liabilities, and (b) upon request by the Senior Lender, exercise commercially reasonable efforts to cause any Junior Liabilities which are not evidenced by a promissory note or other instrument of the applicable Loan Parties to be so evidenced.

Section 3. Subordination.

(a) Except as hereinafter in this Agreement expressly otherwise provided or as the Senior Lender may hereafter otherwise expressly consent in writing, the payment of all Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities, and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of the Loan Parties or any other person obligated (whether as a guarantor, co-borrower, surety, accommodation party or otherwise) on any of the Senior Liabilities (each such other person so obligated is referred to herein as an "Other Obligor") be applied to the purchase or other acquisition or retirement of any Junior Liabilities; provided, however, that so long as no Default or Event of Default has then occurred and is continuing or would result therefrom and the Loan Parties are in compliance with the financial covenants set forth in Section 6.5.9 of the Loan Agreement or any similar financial covenants in any agreement evidencing Additional Senior Debt (as defined below) for the then most recently ended applicable measurement period(s) after giving pro forma effect to the making of such payments, then the Loan Parties may make, and the undersigned may receive, regularly scheduled interest (at the regular non-default interest rate) and scheduled principal payments under the Seller Note, at such times and in such amounts as set forth in the Seller Note as in effect as of the date hereof. If any such payment is prohibited from being paid by the operation of this Agreement, then such payment shall only be payable after the payment in full of the Senior Liabilities and the termination of all commitments to lend under the Loan Agreement.

(b) Notwithstanding any understanding between or among the undersigned and any Loan Party, the time of the filing or renewal of any financing statement, the time of attachment of any security interest, or any other priority provided by law or by any other agreement, the undersigned agrees that any security interest in favor of the undersigned now or hereafter existing in and to property of any type or kind (whether real or personal, wherever located, whether now owned or existing or owned, existing or arising hereafter) of any Loan Party or any Other Obligor, and all proceeds thereof (all of the foregoing being referred to herein as the "Collateral"), shall be and at all times remain subject and subordinate to any security interest which now or hereafter at any time may be granted to the Senior Lender in the Collateral as security for the Senior Liabilities. The undersigned will not exercise any collection rights with respect to the Collateral, will not take possession of, sell or dispose of, or otherwise deal with, the Collateral, and will not exercise or enforce any right or remedy which may be available to the undersigned with respect to the Collateral upon default, without the prior written consent of the Senior Lender. The Senior Lender may exercise collection rights, may take possession of, sell or dispose of, and otherwise deal with, the Collateral, and may exercise and enforce any right or remedy available to the Senior Lender with respect to the Collateral, whether available prior to or after the occurrence of any default, all without notice to or consent by anyone. The Senior Lender may apply the proceeds from the Collateral to any portion of the Senior Liabilities secured by such Collateral, in any order of application. The undersigned waives any priority available to the undersigned by law with respect to any security interest in the Collateral. Notwithstanding the foregoing, the undersigned expressly represents and warrants to the Senior Lender that, as of the date of this Agreement, the undersigned has no security interest, lien or other interest in any portion of the Collateral.

Section 4. Application of Payments in Proceeding. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to any Loan Party or any Other Obligor to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the

benefit of creditors, or any other marshalling of the assets and liabilities of any Loan Party or any Other Obligor, or any sale of all or substantially all of the assets of any Loan Party or any Other Obligor, or otherwise) (each, a "Proceeding"), the Senior Liabilities shall first be paid in full in cash before the undersigned shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the undersigned would be entitled if the Junior Liabilities were not subordinated, or subordinated and pledged or assigned, pursuant to this Agreement shall be made directly to the Senior Lender, (b) the undersigned shall promptly file a claim or claims, in the form required in any such Proceeding, for the full outstanding amount of the Junior Liabilities, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Senior Lender, (c) the undersigned grants to the Senior Lender, as the attorney-in-fact of the undersigned, full power to, and irrevocably agrees that the Senior Lender may, at its sole discretion, in the name of the undersigned or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of any of the undersigned relating to the Junior Liabilities, (d) if any Senior Liabilities are disallowed, avoided, or subordinated under any Proceeding, those Senior Liabilities so disallowed, avoided, or subordinated shall remain Senior Liabilities, and (e) if any amount paid on any Senior Liability is required to be repaid to any Loan Party or any other Person for any reason, the Senior Liability satisfied by the original payment which was later repaid will be reinstated as a Senior Liability.

Section 5. Turn Over of Payments and Distributions. In the event that the undersigned receives any payment or other distribution of any kind or character from any Loan Party, any Other Obligor or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Senior Lender and promptly turned over by the undersigned to the Senior Lender. Without limiting the generality of the foregoing, the undersigned specifically agrees that any funds or other properties of any Loan Party or any Other Obligor which the undersigned obtains through the exercise of any right of setoff or other similar right constitutes Collateral, and that the undersigned shall promptly pay such funds or turn over such properties to the Senior Lender to be applied to the outstanding Senior Liabilities in such order and amounts as the Senior Lender may determine in its sole discretion. The undersigned will mark its books and records, and cause the Loan Parties and each Other Obligor to mark its books and records, so as to clearly indicate that the Junior Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The undersigned will execute such further documents or instruments and take such further action as the Senior Lender may reasonably from time to time request to carry out the terms of this Agreement.

Section 6. Application of Payments. All payments and distributions received by the Senior Lender in respect of the Junior Liabilities, to the extent received in or converted into cash, may be applied by the Senior Lender first to the payment of any and all expenses (including attorneys, fees and legal expenses) paid or incurred by the Senior Lender in enforcing this Agreement or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor, and any balance thereof shall, solely as between the undersigned and the Senior Lender, be applied by the Senior Lender, in such order of application as the Senior Lender may from time to time select, toward the payment of the Senior Liabilities remaining unpaid; but, as between any Loan Party or any Other Obligor and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Senior Lender in respect of the Junior Liabilities and so applied by the Senior Lender toward the payment of the Senior Liabilities, the undersigned shall be subrogated to the then existing rights of the Senior

Lender, if any, in respect of the Senior Liabilities only at such time as the Senior Lender shall have indefeasibly received payment of the full amount of the Senior Liabilities.

Section 7. Waivers. The undersigned hereby waives (a) notice of acceptance by the Senior Lender of this Agreement, (b) notice of the existence or creation or non-payment of all or any of the Senior Liabilities, and (c) all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor. The undersigned hereby waives and releases any claim which the undersigned may now or hereafter have against the Senior Lender arising out of any and all actions which the Senior Lender, in good faith, takes or omits to take with respect to any Loan Party, any Other Obligor, any Collateral, or any Loan Document, including without limitation, (i) actions with respect to the creation, perfection or continuation of Liens on the Collateral and other security for the Senior Liabilities, (ii) actions with respect to the occurrence of any Event of Default under the Loan Agreement, (iii) action with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral, (iv) actions with respect to the collection of any claim for all or any part of the Senior Liabilities from any account debtor, guarantor or any other party, (v) any other action with respect to the enforcement of the Loan Documents or the valuation, use, protection or disposition of the Collateral or any other security for the Senior Liabilities, and (vi) the election of the Senior Lender, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, for application of Section 1111(b) of the Bankruptcy Code.

Section 8. Negative Covenants. The undersigned will not without the prior written consent of the Senior Lender (a) cancel, waive, forgive, transfer or assign, or subordinate to any Liabilities other than the Senior Liabilities, or, with respect to any Junior Liabilities prohibited to be paid or received under this Agreement, attempt to enforce or collect any Junior Liabilities or any rights in respect thereof, (b) hold any collateral security for any Junior Liabilities, (c) convert any Junior Liabilities into Capital Stock of any Loan Party or any Other Obligor, or (d) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to any Loan Party or any Other Obligor.

Section 9. Continuing Agreement. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the death, incompetency or dissolution of either of the undersigned or that at any time or from time to time all Senior Liabilities may have been paid in full).

Section 10. Rights of the Senior Lender. The Senior Lender may, from time to time, at its sole discretion and without notice to the undersigned, take any or all of the following actions (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities, (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities, and (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property. The undersigned consents and agrees that the Senior Lender shall be under no obligation to marshal any assets in favor of the undersigned or against or in payment of any or all of the Junior Liabilities or the Senior Liabilities. The undersigned agrees that (i) the Senior Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of any or all of the documents, instruments or agreement executed in connection with the Loan Agreement or the collectibility of the Senior Liabilities and (ii) the Senior Lender shall be entitled to

manage and supervise its financial arrangements with the Loan Parties in accordance with its usual practices, modified from time to time as it in good faith deems appropriate under the circumstances.

Section 11. Enforcement by Senior Lender's Successors and Assigns. The Senior Lender may, from time to time, without notice to the undersigned, assign or transfer any or all of the Senior Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lender; provided, however, that, unless the Senior Lender shall otherwise consent in writing, the Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lender, as to those of the Senior Liabilities which the Senior Lender has not assigned or transferred.

Section 12. No Impairment. The Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of any Loan Party, any Other Obligor or the undersigned, or any noncompliance of any Loan Party, any Other Obligor or the undersigned with any agreement or obligation, regardless of any knowledge thereof which the Senior Lender may have or with which the Senior Lender may be charged; and no action of the Senior Lender permitted hereunder shall in any way affect or impair the rights of the Senior Lender and the obligations of the undersigned under this Agreement.

Section 13. No Waiver. No delay on the part of the Senior Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Senior Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lender. For the purposes of this Agreement, Senior Liabilities shall include all obligations of the Loan Parties to the Senior Lender, notwithstanding any right or power of the Loan Parties or anyone else to assert any claim or defense as to the invalidity or un enforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the undersigned hereunder.

Section 14. Binding Effect. This Agreement shall be binding upon the undersigned and upon the heirs, legal representatives, successors and assigns of the undersigned; and, to the extent that the Loan Parties or the undersigned is either a partnership, a limited liability company or a corporation, all references herein to the Loan Parties and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership, limited liability company or corporation.

Section 15. Reserved.

Section 16. Choice of Law; Severability. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid

under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 17. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Section 18. VENUE. AT THE OPTION OF THE SENIOR LENDER, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR CALIFORNIA STATE COURT SITTING IN LOS ANGELES; AND THE UNDERSIGNED CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE UNDERSIGNED COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SENIOR LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 19. Costs and Expenses. In the event of any dispute or controversy between either of the undersigned and the Senior Lender in connection with the enforcement of this Agreement, the Senior Lender shall be entitled to reimbursement of its reasonable costs and expenses (including, without limitation, its reasonable attorney's fees and legal expenses) from the undersigned if the Senior Lender is the prevailing party.

Section 20. Future Subordination. If at any time after the date hereof any Loan Party incurs any other senior debt, refinances the obligations owed to the Senior Lender or incurs additional debt to the Senior Lender ("Additional Senior Debt"), the undersigned agrees that the Junior Liabilities shall be subordinate, to the extent and in the manner set forth herein, to the prior payment in full of all Additional Senior Debt and that the subordination is for the benefit of and enforceable by the holders of such Additional Senior Debt.

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signature page follows]

IN WITNESS WHEREOF, this Agreement has been made and delivered as of the date first written above.

POLARIS PROPERTIES, LLC

Kellen Harmon

By: Kellen Harmon

Its: Partner

[*Signature page to Seller Subordination Agreement*]

Dated: October __, 2016

SELLER SUBORDINATION AGREEMENT

WHEREAS, RW NATIONAL HOLDINGS, LLC, a Delaware limited liability company, ("Guarantor"), through its wholly owned subsidiary, RW OpCo, LLC, a Delaware limited liability company, (the "Borrower") and ST. CLOUD CAPITAL PARTNERS III SBIC, L.P., a Delaware limited partnership (the "Senior Lender") are parties to that certain Securities Purchase Agreement dated as of ______________, 2016 (as the same may be amended, restated, replaced, renewed, supplemented, refinanced, extended or otherwise modified or restated from time to time, the "Loan Agreement"; capitalized terms used but not defined herein have the meanings assigned to them in the Loan Agreement), pursuant to which the Senior Lender has made certain loans and financial accommodations to the Borrower secured by a lien on, and security interest in, all of the Collateral (as defined below).

WHEREAS, Renters Warehouse Arizona, LLC ("AZ") and Renters Warehouse, LLC ("RW" and, together with AZ and each of their respective parents, subsidiaries and other affiliates, the "Loan Parties") are obligated to the undersigned pursuant to that certain Subordinated Promissory Note dated as of January 1, 2016 in the original principal amount of $500,000 by RW and AZ in favor of the undersigned (the "Seller Note"), which Seller Note is guaranteed by Guarantor.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees as follows:

Section 1. Definitions. All obligations of the Loan Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due, are hereinafter called "Liabilities." All Liabilities to the Senior Lender or any Additional Senior Debt are hereinafter called "Senior Liabilities"; and all Liabilities to the undersigned are hereinafter called "Junior Liabilities"; it being expressly understood and agreed that:

(a) the term "Senior Liabilities," as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in Section 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lender, as against the Loan Parties or anyone else, to collect such interest; and

(b) the term "Junior Liabilities," as used herein, shall include, without limitation, any and all interest accruing on any of the Junior Liabilities after the commencement of any proceedings referred to in Section 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the undersigned, as against the Loan Parties or anyone else, to collect such interest.

Section 2. Notice of Junior Liabilities; Delivery of Instruments. The undersigned will, from time to time, (a) promptly notify the Senior Lender of the creation of any Junior Liabilities, and of the issuance of any promissory note or other instrument to evidence any Junior Liabilities, and (b) upon request by the Senior Lender, exercise commercially reasonable efforts to cause any Junior Liabilities which are not evidenced by a promissory note or other instrument of the applicable Loan Parties to be so evidenced.

Section 3. Subordination.

(a) Except as hereinafter in this Agreement expressly otherwise provided or as the Senior Lender may hereafter otherwise expressly consent in writing, the payment of all Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities, and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of the Loan Parties or any other person obligated (whether as a guarantor, co-borrower, surety, accommodation party or otherwise) on any of the Senior Liabilities (each such other person so obligated is referred to herein as an "Other Obligor") be applied to the purchase or other acquisition or retirement of any Junior Liabilities; provided, however, that so long as no Default or Event of Default has then occurred and is continuing or would result therefrom and the Loan Parties are in compliance with the financial covenants set forth in Section 6.5.9 of the Loan Agreement or any similar financial covenants in any agreement evidencing Additional Senior Debt (as defined below) for the then most recently ended applicable measurement period(s) after giving pro forma effect to the making of such payments, then the Loan Parties may make, and the undersigned may receive, regularly scheduled interest (at the regular non-default interest rate) and scheduled principal payments under the Seller Note, at such times and in such amounts as set forth in the Seller Note as in effect as of the date hereof. If any such payment is prohibited from being paid by the operation of this Agreement, then such payment shall only be payable after the payment in full of the Senior Liabilities and the termination of all commitments to lend under the Loan Agreement.

(b) Notwithstanding any understanding between or among the undersigned and any Loan Party, the time of the filing or renewal of any financing statement, the time of attachment of any security interest, or any other priority provided by law or by any other agreement, the undersigned agrees that any security interest in favor of the undersigned now or hereafter existing in and to property of any type or kind (whether real or personal, wherever located, whether now owned or existing or owned, existing or arising hereafter) of any Loan Party or any Other Obligor, and all proceeds thereof (all of the foregoing being referred to herein as the "Collateral"), shall be and at all times remain subject and subordinate to any security interest which now or hereafter at any time may be granted to the Senior Lender in the Collateral as security for the Senior Liabilities. The undersigned will not exercise any collection rights with respect to the Collateral, will not take possession of, sell or dispose of, or otherwise deal with, the Collateral, and will not exercise or enforce any right or remedy which may be available to the undersigned with respect to the Collateral upon default, without the prior written consent of the Senior Lender. The Senior Lender may exercise collection rights, may take possession of, sell or dispose of, and otherwise deal with, the Collateral, and may exercise and enforce any right or remedy available to the Senior Lender with respect to the Collateral, whether available prior to or after the occurrence of any default, all without notice to or consent by anyone. The Senior Lender may apply the proceeds from the Collateral to any portion of the Senior Liabilities secured by such Collateral, in any order of application. The undersigned waives any priority available to the undersigned by law with respect to any security interest in the Collateral. Notwithstanding the foregoing, the undersigned expressly represents and warrants to the Senior Lender that, as of the date of this Agreement, the undersigned has no security interest, lien or other interest in any portion of the Collateral.

Section 4. Application of Payments in Proceeding. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to any Loan Party or any Other Obligor to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the

benefit of creditors, or any other marshalling of the assets and liabilities of any Loan Party or any Other Obligor, or any sale of all or substantially all of the assets of any Loan Party or any Other Obligor, or otherwise) (each, a "Proceeding"), the Senior Liabilities shall first be paid in full in cash before the undersigned shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the undersigned would be entitled if the Junior Liabilities were not subordinated, or subordinated and pledged or assigned, pursuant to this Agreement shall be made directly to the Senior Lender, (b) the undersigned shall promptly file a claim or claims, in the form required in any such Proceeding, for the full outstanding amount of the Junior Liabilities, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Senior Lender, (c) the undersigned grants to the Senior Lender, as the attorney-in-fact of the undersigned, full power to, and irrevocably agrees that the Senior Lender may, at its sole discretion, in the name of the undersigned or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of any of the undersigned relating to the Junior Liabilities, (d) if any Senior Liabilities are disallowed, avoided, or subordinated under any Proceeding, those Senior Liabilities so disallowed, avoided, or subordinated shall remain Senior Liabilities, and (e) if any amount paid on any Senior Liability is required to be repaid to any Loan Party or any other Person for any reason, the Senior Liability satisfied by the original payment which was later repaid will be reinstated as a Senior Liability.

Section 5. Turn Over of Payments and Distributions. In the event that the undersigned receives any payment or other distribution of any kind or character from any Loan Party, any Other Obligor or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Senior Lender and promptly turned over by the undersigned to the Senior Lender. Without limiting the generality of the foregoing, the undersigned specifically agrees that any funds or other properties of any Loan Party or any Other Obligor which the undersigned obtains through the exercise of any right of setoff or other similar right constitutes Collateral, and that the undersigned shall promptly pay such funds or turn over such properties to the Senior Lender to be applied to the outstanding Senior Liabilities in such order and amounts as the Senior Lender may determine in its sole discretion. The undersigned will mark its books and records, and cause the Loan Parties and each Other Obligor to mark its books and records, so as to clearly indicate that the Junior Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The undersigned will execute such further documents or instruments and take such further action as the Senior Lender may reasonably from time to time request to carry out the terms of this Agreement.

Section 6. Application of Payments. All payments and distributions received by the Senior Lender in respect of the Junior Liabilities, to the extent received in or converted into cash, may be applied by the Senior Lender first to the payment of any and all expenses (including attorneys, fees and legal expenses) paid or incurred by the Senior Lender in enforcing this Agreement or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor, and any balance thereof shall, solely as between the undersigned and the Senior Lender, be applied by the Senior Lender, in such order of application as the Senior Lender may from time to time select, toward the payment of the Senior Liabilities remaining unpaid; but, as between any Loan Party or any Other Obligor and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Senior Lender in respect of the Junior Liabilities and so applied by the Senior Lender toward the payment of the Senior Liabilities, the undersigned shall be subrogated to the then existing rights of the Senior

Lender, if any, in respect of the Senior Liabilities only at such time as the Senior Lender shall have indefeasibly received payment of the full amount of the Senior Liabilities.

Section 7. Waivers. The undersigned hereby waives (a) notice of acceptance by the Senior Lender of this Agreement, (b) notice of the existence or creation or non-payment of all or any of the Senior Liabilities, and (c) all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor. The undersigned hereby waives and releases any claim which the undersigned may now or hereafter have against the Senior Lender arising out of any and all actions which the Senior Lender, in good faith, takes or omits to take with respect to any Loan Party, any Other Obligor, any Collateral, or any Loan Document, including without limitation, (i) actions with respect to the creation, perfection or continuation of Liens on the Collateral and other security for the Senior Liabilities, (ii) actions with respect to the occurrence of any Event of Default under the Loan Agreement, (iii) action with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral, (iv) actions with respect to the collection of any claim for all or any part of the Senior Liabilities from any account debtor, guarantor or any other party, (v) any other action with respect to the enforcement of the Loan Documents or the valuation, use, protection or disposition of the Collateral or any other security for the Senior Liabilities, and (vi) the election of the Senior Lender, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, for application of Section 1111(b) of the Bankruptcy Code.

Section 8. Negative Covenants. The undersigned will not without the prior written consent of the Senior Lender (a) cancel, waive, forgive, transfer or assign, or subordinate to any Liabilities other than the Senior Liabilities, or, with respect to any Junior Liabilities prohibited to be paid or received under this Agreement, attempt to enforce or collect any Junior Liabilities or any rights in respect thereof, (b) hold any collateral security for any Junior Liabilities, (c) convert any Junior Liabilities into Capital Stock of any Loan Party or any Other Obligor, or (d) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to any Loan Party or any Other Obligor.

Section 9. Continuing Agreement. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the death, incompetency or dissolution of either of the undersigned or that at any time or from time to time all Senior Liabilities may have been paid in full).

Section 10. Rights of the Senior Lender. The Senior Lender may, from time to time, at its sole discretion and without notice to the undersigned, take any or all of the following actions (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities, (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities, and (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property. The undersigned consents and agrees that the Senior Lender shall be under no obligation to marshal any assets in favor of the undersigned or against or in payment of any or all of the Junior Liabilities or the Senior Liabilities. The undersigned agrees that (i) the Senior Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of any or all of the documents, instruments or agreement executed in connection with the Loan Agreement or the collectibility of the Senior Liabilities and (ii) the Senior Lender shall be entitled to

manage and supervise its financial arrangements with the Loan Parties in accordance with its usual practices, modified from time to time as it in good faith deems appropriate under the circumstances.

Section 11. Enforcement by Senior Lender's Successors and Assigns. The Senior Lender may, from time to time, without notice to the undersigned, assign or transfer any or all of the Senior Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lender; provided, however, that, unless the Senior Lender shall otherwise consent in writing, the Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lender, as to those of the Senior Liabilities which the Senior Lender has not assigned or transferred.

Section 12. No Impairment. The Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of any Loan Party, any Other Obligor or the undersigned, or any noncompliance of any Loan Party, any Other Obligor or the undersigned with any agreement or obligation, regardless of any knowledge thereof which the Senior Lender may have or with which the Senior Lender may be charged; and no action of the Senior Lender permitted hereunder shall in any way affect or impair the rights of the Senior Lender and the obligations of the undersigned under this Agreement.

Section 13. No Waiver. No delay on the part of the Senior Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Senior Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lender. For the purposes of this Agreement, Senior Liabilities shall include all obligations of the Loan Parties to the Senior Lender, notwithstanding any right or power of the Loan Parties or anyone else to assert any claim or defense as to the invalidity or un enforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the undersigned hereunder.

Section 14. Binding Effect. This Agreement shall be binding upon the undersigned and upon the heirs, legal representatives, successors and assigns of the undersigned; and, to the extent that the Loan Parties or the undersigned is either a partnership, a limited liability company or a corporation, all references herein to the Loan Parties and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership, limited liability company or corporation.

Section 15. Reserved.

Section 16. Choice of Law; Severability. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid

under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 17. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Section 18. VENUE. AT THE OPTION OF THE SENIOR LENDER, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR CALIFORNIA STATE COURT SITTING IN LOS ANGELES; AND THE UNDERSIGNED CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE UNDERSIGNED COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SENIOR LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 19. Costs and Expenses. In the event of any dispute or controversy between either of the undersigned and the Senior Lender in connection with the enforcement of this Agreement, the Senior Lender shall be entitled to reimbursement of its reasonable costs and expenses (including, without limitation, its reasonable attorney's fees and legal expenses) from the undersigned if the Senior Lender is the prevailing party.

Section 20. Future Subordination. If at any time after the date hereof any Loan Party incurs any other senior debt, refinances the obligations owed to the Senior Lender or incurs additional debt to the Senior Lender ("Additional Senior Debt"), the undersigned agrees that the Junior Liabilities shall be subordinate, to the extent and in the manner set forth herein, to the prior payment in full of all Additional Senior Debt and that the subordination is for the benefit of and enforceable by the holders of such Additional Senior Debt.

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IN WITNESS WHEREOF, this Agreement has been made and delivered as of the date first written above.

Renters Warehouse Arizona, Inc.

____

By: Kevin Ortner

Its: President

[Signature page to Seller Subordination Agreement]

Dated: October 31, 2016

SELLER SUBORDINATION AGREEMENT

WHEREAS, RW NATIONAL HOLDINGS, LLC, a Delaware limited liability company, ("Guarantor"), through its wholly owned subsidiary, RW OpCo, LLC, a Delaware limited liability company, (the "Borrower") and ST. CLOUD CAPITAL PARTNERS III SBIC, L.P., a Delaware limited partnership (the "Senior Lender") are parties to that certain Securities Purchase Agreement dated as of ____________, 2016 (as the same may be amended, restated, replaced, renewed, supplemented, refinanced, extended or otherwise modified or restated from time to time, the "Loan Agreement"; capitalized terms used but not defined herein have the meanings assigned to them in the Loan Agreement), pursuant to which the Senior Lender has made certain loans and financial accommodations to the Borrower secured by a lien on, and security interest in, all of the Collateral (as defined below).

WHEREAS, Renters Warehouse Nevada, LLC ("NV" and collectively with its parents, subsidiaries and other affiliates, the "Loan Parties") is obligated to the undersigned pursuant to that certain Subordinated Promissory Note dated as of August 31, 2016 in the original principal amount of $483,795.00 by NV in favor of the undersigned (the "Seller Note").

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees as follows:

Section 1. Definitions. All obligations of the Loan Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due, are hereinafter called "Liabilities." All Liabilities to the Senior Lender or any Additional Senior Debt are hereinafter called "Senior Liabilities"; and all Liabilities to the undersigned are hereinafter called "Junior Liabilities"; it being expressly understood and agreed that:

(a) the term "Senior Liabilities," as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in Section 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lender, as against the Loan Parties or anyone else, to collect such interest; and

(b) the term "Junior Liabilities," as used herein, shall include, without limitation, any and all interest accruing on any of the Junior Liabilities after the commencement of any proceedings referred to in Section 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the undersigned, as against the Loan Parties or anyone else, to collect such interest.

Section 2. Notice of Junior Liabilities; Delivery of Instruments. The undersigned will, from time to time, (a) promptly notify the Senior Lender of the creation of any Junior Liabilities, and of the issuance of any promissory note or other instrument to evidence any Junior Liabilities, and (b) upon request by the Senior Lender, exercise commercially reasonable efforts to cause any Junior Liabilities which are not evidenced by a promissory note or other instrument of the applicable Loan Parties to be so evidenced.

Section 3. Subordination.

(a) Except as hereinafter in this Agreement expressly otherwise provided or as the Senior Lender may hereafter otherwise expressly consent in writing, the payment of all Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities, and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of the Loan Parties or any other person obligated (whether as a guarantor, co-borrower, surety, accommodation party or otherwise) on any of the Senior Liabilities (each such other person so obligated is referred to herein as an "Other Obligor") be applied to the purchase or other acquisition or retirement of any Junior Liabilities; provided, however, that so long as no Default or Event of Default has then occurred and is continuing or would result therefrom and the Loan Parties are in compliance with the financial covenants set forth in Section 6.5.9 of the Loan Agreement or any similar financial covenants in any agreement evidencing Additional Senior Debt (as defined below) for the then most recently ended applicable measurement period(s) after giving pro forma effect to the making of such payments, then the Loan Parties may make, and the undersigned may receive, regularly scheduled interest (at the regular non-default interest rate) and scheduled principal payments under the Seller Note, at such times and in such amounts as set forth in the Seller Note as in effect as of the date hereof. If any such payment is prohibited from being paid by the operation of this Agreement, then such payment shall only be payable after the payment in full of the Senior Liabilities and the termination of all commitments to lend under the Loan Agreement.

(b) Notwithstanding any understanding between or among the undersigned and any Loan Party, the time of the filing or renewal of any financing statement, the time of attachment of any security interest, or any other priority provided by law or by any other agreement, the undersigned agrees that any security interest in favor of the undersigned now or hereafter existing in and to property of any type or kind (whether real or personal, wherever located, whether now owned or existing or owned, existing or arising hereafter) of any Loan Party or any Other Obligor, and all proceeds thereof (all of the foregoing being referred to herein as the "Collateral"), shall be and at all times remain subject and subordinate to any security interest which now or hereafter at any time may be granted to the Senior Lender in the Collateral as security for the Senior Liabilities. The undersigned will not exercise any collection rights with respect to the Collateral, will not take possession of, sell or dispose of, or otherwise deal with, the Collateral, and will not exercise or enforce any right or remedy which may be available to the undersigned with respect to the Collateral upon default, without the prior written consent of the Senior Lender. The Senior Lender may exercise collection rights, may take possession of, sell or dispose of, and otherwise deal with, the Collateral, and may exercise and enforce any right or remedy available to the Senior Lender with respect to the Collateral, whether available prior to or after the occurrence of any default, all without notice to or consent by anyone. The Senior Lender may apply the proceeds from the Collateral to any portion of the Senior Liabilities secured by such Collateral, in any order of application. The undersigned waives any priority available to the undersigned by law with respect to any security interest in the Collateral. Notwithstanding the foregoing, the undersigned expressly represents and warrants to the Senior Lender that, as of the date of this Agreement, the undersigned has no security interest, lien or other interest in any portion of the Collateral.

Section 4. Application of Payments in Proceeding. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to any Loan Party or any Other Obligor to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the

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benefit of creditors, or any other marshalling of the assets and liabilities of any Loan Party or any Other Obligor, or any sale of all or substantially all of the assets of any Loan Party or any Other Obligor, or otherwise) (each, a "Proceeding"), the Senior Liabilities shall first be paid in full in cash before the undersigned shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the undersigned would be entitled if the Junior Liabilities were not subordinated, or subordinated and pledged or assigned, pursuant to this Agreement shall be made directly to the Senior Lender, (b) the undersigned shall promptly file a claim or claims, in the form required in any such Proceeding, for the full outstanding amount of the Junior Liabilities, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Senior Lender, (c) the undersigned grants to the Senior Lender, as the attorney-in-fact of the undersigned, full power to, and irrevocably agrees that the Senior Lender may, at its sole discretion, in the name of the undersigned or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of any of the undersigned relating to the Junior Liabilities, (d) if any Senior Liabilities are disallowed, avoided, or subordinated under any Proceeding, those Senior Liabilities so disallowed, avoided, or subordinated shall remain Senior Liabilities, and (e) if any amount paid on any Senior Liability is required to be repaid to any Loan Party or any other Person for any reason, the Senior Liability satisfied by the original payment which was later repaid will be reinstated as a Senior Liability.

Section 5. <u>Turn Over of Payments and Distributions</u>. In the event that the undersigned receives any payment or other distribution of any kind or character from any Loan Party, any Other Obligor or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Senior Lender and promptly turned over by the undersigned to the Senior Lender. Without limiting the generality of the foregoing, the undersigned specifically agrees that any funds or other properties of any Loan Party or any Other Obligor which the undersigned obtains through the exercise of any right of setoff or other similar right constitutes Collateral, and that the undersigned shall promptly pay such funds or turn over such properties to the Senior Lender to be applied to the outstanding Senior Liabilities in such order and amounts as the Senior Lender may determine in its sole discretion. The undersigned will mark its books and records, and cause the Loan Parties and each Other Obligor to mark its books and records, so as to clearly indicate that the Junior Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The undersigned will execute such further documents or instruments and take such further action as the Senior Lender may reasonably from time to time request to carry out the terms of this Agreement.

Section 6. <u>Application of Payments</u>. All payments and distributions received by the Senior Lender in respect of the Junior Liabilities, to the extent received in or converted into cash, may be applied by the Senior Lender first to the payment of any and all expenses (including attorneys. fees and legal expenses) paid or incurred by the Senior Lender in enforcing this Agreement or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor, and any balance thereof shall, solely as between the undersigned and the Senior Lender, be applied by the Senior Lender, in such order of application as the Senior Lender may from time to time select, toward the payment of the Senior Liabilities remaining unpaid; but, as between any Loan Party or any Other Obligor and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Senior Lender in respect of the Junior Liabilities and so applied by the Senior Lender toward the payment of the Senior Liabilities, the undersigned shall be subrogated to the then existing rights of the Senior

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Lender, if any, in respect of the Senior Liabilities only at such time as the Senior Lender shall have indefeasibly received payment of the full amount of the Senior Liabilities.

Section 7. Waivers. The undersigned hereby waives (a) notice of acceptance by the Senior Lender of this Agreement, (b) notice of the existence or creation or non-payment of all or any of the Senior Liabilities, and (c) all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor. The undersigned hereby waives and releases any claim which the undersigned may now or hereafter have against the Senior Lender arising out of any and all actions which the Senior Lender, in good faith, takes or omits to take with respect to any Loan Party, any Other Obligor, any Collateral, or any Loan Document, including without limitation, (i) actions with respect to the creation, perfection or continuation of Liens on the Collateral and other security for the Senior Liabilities, (ii) actions with respect to the occurrence of any Event of Default under the Loan Agreement, (iii) action with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral, (iv) actions with respect to the collection of any claim for all or any part of the Senior Liabilities from any account debtor, guarantor or any other party, (v) any other action with respect to the enforcement of the Loan Documents or the valuation, use, protection or disposition of the Collateral or any other security for the Senior Liabilities, and (vi) the election of the Senior Lender, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, for application of Section 1111(b) of the Bankruptcy Code.

Section 8. Negative Covenants. The undersigned will not without the prior written consent of the Senior Lender (a) cancel, waive, forgive, transfer or assign, or subordinate to any Liabilities other than the Senior Liabilities, or, with respect to any Junior Liabilities prohibited to be paid or received under this Agreement, attempt to enforce or collect any Junior Liabilities or any rights in respect thereof, (b) hold any collateral security for any Junior Liabilities, (c) convert any Junior Liabilities into Capital Stock of any Loan Party or any Other Obligor, or (d) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to any Loan Party or any Other Obligor.

Section 9. Continuing Agreement. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the death, incompetency or dissolution of the undersigned) until such time as all Senior Liabilities and any Additional Senior Debt are irrevocably paid in full in cash and all commitments to lend under any documentation related to any Senior Liabilities and any Additional Senior Debt are terminated.

Section 10. Rights of the Senior Lender. The Senior Lender may, from time to time, at its sole discretion and without notice to the undersigned, take any or all of the following actions (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities, (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities, and (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property. The undersigned consents and agrees that the Senior Lender shall be under no obligation to marshal any assets in favor of the undersigned or against or in payment of any or all of the Junior Liabilities or the Senior Liabilities. The undersigned agrees that (i) the Senior Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of any or all of the documents, instruments or agreement executed in connection with the

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Loan Agreement or the collectibility of the Senior Liabilities and (ii) the Senior Lender shall be entitled to manage and supervise its financial arrangements with the Loan Parties in accordance with its usual practices, modified from time to time as it in good faith deems appropriate under the circumstances

Section 11. Enforcement by Senior Lender's Successors and Assigns. The Senior Lender may, from time to time, without notice to the undersigned, assign or transfer any or all of the Senior Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lender; provided, however, that, unless the Senior Lender shall otherwise consent in writing, the Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lender, as to those of the Senior Liabilities which the Senior Lender has not assigned or transferred.

Section 12. No Impairment. The Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of any Loan Party, any Other Obligor or the undersigned, or any noncompliance of any Loan Party, any Other Obligor or the undersigned with any agreement or obligation, regardless of any knowledge thereof which the Senior Lender may have or with which the Senior Lender may be charged; and no action of the Senior Lender permitted hereunder shall in any way affect or impair the rights of the Senior Lender and the obligations of the undersigned under this Agreement.

Section 13. No Waiver. No delay on the part of the Senior Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Senior Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lender. For the purposes of this Agreement, Senior Liabilities shall include all obligations of the Loan Parties to the Senior Lender, notwithstanding any right or power of the Loan Parties or anyone else to assert any claim or defense as to the invalidity or un enforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the undersigned hereunder.

Section 14. Binding Effect. This Agreement shall be binding upon the undersigned and upon the heirs, legal representatives, successors and assigns of the undersigned; and, to the extent that the Loan Parties or the undersigned is either a partnership, a limited liability company or a corporation, all references herein to the Loan Parties and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership, limited liability company or corporation.

Section 15. Reserved.

Section 16. Choice of Law; Severability. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid

under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 17. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Section 18. VENUE. AT THE OPTION OF THE SENIOR LENDER, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR CALIFORNIA STATE COURT SITTING IN LOS ANGELES; AND THE UNDERSIGNED CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE UNDERSIGNED COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SENIOR LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 19. Costs and Expenses. In the event of any dispute or controversy between either of the undersigned and the Senior Lender in connection with the enforcement of this Agreement, the Senior Lender shall be entitled to reimbursement of its reasonable costs and expenses (including, without limitation, its reasonable attorney's fees and legal expenses) from the undersigned if the Senior Lender is the prevailing party.

Section 20. Future Subordination. If at any time after the date hereof any Loan Party incurs any other senior debt, refinances the obligations owed to the Senior Lender or incurs additional debt to the Senior Lender ("Additional Senior Debt"), the undersigned agrees that the Junior Liabilities shall be subordinate, to the extent and in the manner set forth herein, to the prior payment in full of all Additional Senior Debt and that the subordination is for the benefit of and enforceable by the holders of such Additional Senior Debt.

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IN WITNESS WHEREOF, this Agreement has been made and delivered as of the date first written above.

THE ROCKBRIDGE GROUP, LLC

By: Greg Tolander
Its: CEO

[*Signature page to Seller Subordination Agreement*]

Dated: November __, 2016

SELLER SUBORDINATION AGREEMENT

WHEREAS, RW NATIONAL HOLDINGS, LLC, a Delaware limited liability company, ("Guarantor"), through its wholly owned subsidiary, RW OpCo, LLC, a Delaware limited liability company, (the "Borrower") and ST. CLOUD CAPITAL PARTNERS III SBIC, L.P., a Delaware limited partnership (the "Senior Lender") are parties to that certain Securities Purchase Agreement dated as of November __, 2016 (as the same may be amended, restated, replaced, renewed, supplemented, refinanced, extended or otherwise modified or restated from time to time, the "Loan Agreement"; capitalized terms used but not defined herein have the meanings assigned to them in the Loan Agreement), pursuant to which the Senior Lender has made certain loans and financial accommodations to the Borrower secured by a lien on, and security interest in, all of the Collateral (as defined below).

WHEREAS, Renters Warehouse, LLC ("RW" and collectively with its parents, subsidiaries and other affiliates, the "Loan Parties") is obligated to the undersigned pursuant to that certain Subordinated Promissory Note dated as of May 31, 2016 in the original principal amount of $9,805.00 in favor of the undersigned (the "Seller Note").

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees as follows:

Section 1. Definitions. All obligations of the Loan Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due, are hereinafter called "Liabilities." All Liabilities to the Senior Lender or any Additional Senior Debt are hereinafter called "Senior Liabilities"; and all Liabilities to the undersigned are hereinafter called "Junior Liabilities"; it being expressly understood and agreed that:

(a) the term "Senior Liabilities," as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in Section 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lender, as against the Loan Parties or anyone else, to collect such interest; and

(b) the term "Junior Liabilities," as used herein, shall include, without limitation, any and all interest accruing on any of the Junior Liabilities after the commencement of any proceedings referred to in Section 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the undersigned, as against the Loan Parties or anyone else, to collect such interest.

Section 2. Notice of Junior Liabilities; Delivery of Instruments. The undersigned will, from time to time, (a) promptly notify the Senior Lender of the creation of any Junior Liabilities, and of the issuance of any promissory note or other instrument to evidence any Junior Liabilities, and (b) upon request by the Senior Lender, exercise commercially reasonable efforts to cause any Junior Liabilities which are not evidenced by a promissory note or other instrument of the applicable Loan Parties to be so evidenced.

Section 3. Subordination.

(a) Except as hereinafter in this Agreement expressly otherwise provided or as the Senior Lender may hereafter otherwise expressly consent in writing, the payment of all Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities, and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of the Loan Parties or any other person obligated (whether as a guarantor, co-borrower, surety, accommodation party or otherwise) on any of the Senior Liabilities (each such other person so obligated is referred to herein as an "Other Obligor") be applied to the purchase or other acquisition or retirement of any Junior Liabilities; provided, however, that so long as no Default or Event of Default has then occurred and is continuing or would result therefrom and the Loan Parties are in compliance with the financial covenants set forth in Section 6.5.9 of the Loan Agreement or any similar financial covenants in any agreement evidencing Additional Senior Debt (as defined below) for the then most recently ended applicable measurement period(s) after giving pro forma effect to the making of such payments, then the Loan Parties may make, and the undersigned may receive, regularly scheduled interest (at the regular non-default interest rate) and scheduled principal payments under the Seller Note, at such times and in such amounts as set forth in the Seller Note as in effect as of the date hereof. If any such payment is prohibited from being paid by the operation of this Agreement, then such payment shall only be payable after the payment in full of the Senior Liabilities and the termination of all commitments to lend under the Loan Agreement.

(b) Notwithstanding any understanding between or among the undersigned and any Loan Party, the time of the filing or renewal of any financing statement, the time of attachment of any security interest, or any other priority provided by law or by any other agreement, the undersigned agrees that any security interest in favor of the undersigned now or hereafter existing in and to property of any type or kind (whether real or personal, wherever located, whether now owned or existing or owned, existing or arising hereafter) of any Loan Party or any Other Obligor, and all proceeds thereof (all of the foregoing being referred to herein as the "Collateral"), shall be and at all times remain subject and subordinate to any security interest which now or hereafter at any time may be granted to the Senior Lender in the Collateral as security for the Senior Liabilities. The undersigned will not exercise any collection rights with respect to the Collateral, will not take possession of, sell or dispose of, or otherwise deal with, the Collateral, and will not exercise or enforce any right or remedy which may be available to the undersigned with respect to the Collateral upon default, without the prior written consent of the Senior Lender. The Senior Lender may exercise collection rights, may take possession of, sell or dispose of, and otherwise deal with, the Collateral, and may exercise and enforce any right or remedy available to the Senior Lender with respect to the Collateral, whether available prior to or after the occurrence of any default, all without notice to or consent by anyone. The Senior Lender may apply the proceeds from the Collateral to any portion of the Senior Liabilities secured by such Collateral, in any order of application. The undersigned waives any priority available to the undersigned by law with respect to any security interest in the Collateral. Notwithstanding the foregoing, the undersigned expressly represents and warrants to the Senior Lender that, as of the date of this Agreement, the undersigned has no security interest, lien or other interest in any portion of the Collateral.

Section 4. Application of Payments in Proceeding. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to any Loan Party or any Other Obligor to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the

benefit of creditors, or any other marshalling of the assets and liabilities of any Loan Party or any Other Obligor, or any sale of all or substantially all of the assets of any Loan Party or any Other Obligor, or otherwise) (each, a "Proceeding"), the Senior Liabilities shall first be paid in full in cash before the undersigned shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the undersigned would be entitled if the Junior Liabilities were not subordinated, or subordinated and pledged or assigned, pursuant to this Agreement shall be made directly to the Senior Lender, (b) the undersigned shall promptly file a claim or claims, in the form required in any such Proceeding, for the full outstanding amount of the Junior Liabilities, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Senior Lender, (c) the undersigned grants to the Senior Lender, as the attorney-in-fact of the undersigned, full power to, and irrevocably agrees that the Senior Lender may, at its sole discretion, in the name of the undersigned or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of any of the undersigned relating to the Junior Liabilities, (d) if any Senior Liabilities are disallowed, avoided, or subordinated under any Proceeding, those Senior Liabilities so disallowed, avoided, or subordinated shall remain Senior Liabilities, and (e) if any amount paid on any Senior Liability is required to be repaid to any Loan Party or any other Person for any reason, the Senior Liability satisfied by the original payment which was later repaid will be reinstated as a Senior Liability.

Section 5. Turn Over of Payments and Distributions. In the event that the undersigned receives any payment or other distribution of any kind or character from any Loan Party, any Other Obligor or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Senior Lender and promptly turned over by the undersigned to the Senior Lender. Without limiting the generality of the foregoing, the undersigned specifically agrees that any funds or other properties of any Loan Party or any Other Obligor which the undersigned obtains through the exercise of any right of setoff or other similar right constitutes Collateral, and that the undersigned shall promptly pay such funds or turn over such properties to the Senior Lender to be applied to the outstanding Senior Liabilities in such order and amounts as the Senior Lender may determine in its sole discretion. The undersigned will mark its books and records, and cause the Loan Parties and each Other Obligor to mark its books and records, so as to clearly indicate that the Junior Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The undersigned will execute such further documents or instruments and take such further action as the Senior Lender may reasonably from time to time request to carry out the terms of this Agreement.

Section 6. Application of Payments. All payments and distributions received by the Senior Lender in respect of the Junior Liabilities, to the extent received in or converted into cash, may be applied by the Senior Lender first to the payment of any and all expenses (including attorneys, fees and legal expenses) paid or incurred by the Senior Lender in enforcing this Agreement or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor, and any balance thereof shall, solely as between the undersigned and the Senior Lender, be applied by the Senior Lender, in such order of application as the Senior Lender may from time to time select, toward the payment of the Senior Liabilities remaining unpaid; but, as between any Loan Party or any Other Obligor and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Senior Lender in respect of the Junior Liabilities and so applied by the Senior Lender toward the payment of the Senior Liabilities, the undersigned shall be subrogated to the then existing rights of the Senior

Lender, if any, in respect of the Senior Liabilities only at such time as the Senior Lender shall have indefeasibly received payment of the full amount of the Senior Liabilities.

Section 7. Waivers. The undersigned hereby waives (a) notice of acceptance by the Senior Lender of this Agreement, (b) notice of the existence or creation or non-payment of all or any of the Senior Liabilities, and (c) all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor. The undersigned hereby waives and releases any claim which the undersigned may now or hereafter have against the Senior Lender arising out of any and all actions which the Senior Lender, in good faith, takes or omits to take with respect to any Loan Party, any Other Obligor, any Collateral, or any Loan Document, including without limitation, (i) actions with respect to the creation, perfection or continuation of Liens on the Collateral and other security for the Senior Liabilities, (ii) actions with respect to the occurrence of any Event of Default under the Loan Agreement, (iii) action with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral, (iv) actions with respect to the collection of any claim for all or any part of the Senior Liabilities from any account debtor, guarantor or any other party, (v) any other action with respect to the enforcement of the Loan Documents or the valuation, use, protection or disposition of the Collateral or any other security for the Senior Liabilities, and (vi) the election of the Senior Lender, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, for application of Section 1111(b) of the Bankruptcy Code.

Section 8. Negative Covenants. The undersigned will not without the prior written consent of the Senior Lender (a) cancel, waive, forgive, transfer or assign, or subordinate to any Liabilities other than the Senior Liabilities, or, with respect to any Junior Liabilities prohibited to be paid or received under this Agreement, attempt to enforce or collect any Junior Liabilities or any rights in respect thereof, (b) hold any collateral security for any Junior Liabilities, (c) convert any Junior Liabilities into Capital Stock of any Loan Party or any Other Obligor, or (d) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to any Loan Party or any Other Obligor.

Section 9. Continuing Agreement. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the death, incompetency or dissolution of either of the undersigned or that at any time or from time to time all Senior Liabilities may have been paid in full).

Section 10. Rights of the Senior Lender. The Senior Lender may, from time to time, at its sole discretion and without notice to the undersigned, take any or all of the following actions (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities, (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities, and (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property. The undersigned consents and agrees that the Senior Lender shall be under no obligation to marshal any assets in favor of the undersigned or against or in payment of any or all of the Junior Liabilities or the Senior Liabilities. The undersigned agrees that (i) the Senior Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of any or all of the documents, instruments or agreement executed in connection with the Loan Agreement or the collectibility of the Senior Liabilities and (ii) the Senior Lender shall be entitled to

manage and supervise its financial arrangements with the Loan Parties in accordance with its usual practices, modified from time to time as it in good faith deems appropriate under the circumstances.

Section 11. Enforcement by Senior Lender's Successors and Assigns. The Senior Lender may, from time to time, without notice to the undersigned, assign or transfer any or all of the Senior Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lender; provided, however, that, unless the Senior Lender shall otherwise consent in writing, the Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lender, as to those of the Senior Liabilities which the Senior Lender has not assigned or transferred.

Section 12. No Impairment. The Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of any Loan Party, any Other Obligor or the undersigned, or any noncompliance of any Loan Party, any Other Obligor or the undersigned with any agreement or obligation, regardless of any knowledge thereof which the Senior Lender may have or with which the Senior Lender may be charged; and no action of the Senior Lender permitted hereunder shall in any way affect or impair the rights of the Senior Lender and the obligations of the undersigned under this Agreement.

Section 13. No Waiver. No delay on the part of the Senior Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Senior Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lender. For the purposes of this Agreement, Senior Liabilities shall include all obligations of the Loan Parties to the Senior Lender, notwithstanding any right or power of the Loan Parties or anyone else to assert any claim or defense as to the invalidity or un enforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the undersigned hereunder.

Section 14. Binding Effect. This Agreement shall be binding upon the undersigned and upon the heirs, legal representatives, successors and assigns of the undersigned; and, to the extent that the Loan Parties or the undersigned is either a partnership, a limited liability company or a corporation, all references herein to the Loan Parties and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership, limited liability company or corporation.

Section 15. Reserved.

Section 16. Choice of Law; Severability. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid

under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 17. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Section 18. VENUE. AT THE OPTION OF THE SENIOR LENDER, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR CALIFORNIA STATE COURT SITTING IN LOS ANGELES; AND THE UNDERSIGNED CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE UNDERSIGNED COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SENIOR LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 19. Costs and Expenses. In the event of any dispute or controversy between either of the undersigned and the Senior Lender in connection with the enforcement of this Agreement, the Senior Lender shall be entitled to reimbursement of its reasonable costs and expenses (including, without limitation, its reasonable attorney's fees and legal expenses) from the undersigned if the Senior Lender is the prevailing party.

Section 20. Future Subordination. If at any time after the date hereof any Loan Party incurs any other senior debt, refinances the obligations owed to the Senior Lender or incurs additional debt to the Senior Lender ("Additional Senior Debt"), the undersigned agrees that the Junior Liabilities shall be subordinate, to the extent and in the manner set forth herein, to the prior payment in full of all Additional Senior Debt and that the subordination is for the benefit of and enforceable by the holders of such Additional Senior Debt.

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signature page follows]

IN WITNESS WHEREOF, this Agreement has been made and delivered as of the date first written above.

GO TIME REALTY, LLC

By: Eugene Herbert
Its: Managing member

[Signature page to Seller Subordination Agreement]

Dated: November 7, 2016

SELLER SUBORDINATION AGREEMENT

WHEREAS, RW NATIONAL HOLDINGS, LLC, a Delaware limited liability company, ("Guarantor"), through its wholly owned subsidiary, RW OpCo, LLC, a Delaware limited liability company, (the "Borrower") and ST. CLOUD CAPITAL PARTNERS III SBIC, L.P., a Delaware limited partnership (the "Senior Lender") are parties to that certain Securities Purchase Agreement dated as of November 7, 2016 (as the same may be amended, restated, replaced, renewed, supplemented, refinanced, extended or otherwise modified or restated from time to time, the "Loan Agreement"; capitalized terms used but not defined herein have the meanings assigned to them in the Loan Agreement), pursuant to which the Senior Lender has made certain loans and financial accommodations to the Borrower secured by a lien on, and security interest in, all of the Collateral (as defined below).

WHEREAS, the Guarantor (collectively with its subsidiaries and other affiliates, the "Loan Parties") is obligated to the undersigned pursuant to (a) that certain Amended and Restated $1MM Secured Subordinated Promissory Note dated as of August 5, 2016 (the "1MM Seller Note") and (b) that certain 1.5MM Secured Subordinated Promissory Note dated as of September 17, 2015 in favor of the undersigned (the "1.5MM Seller Note" and, together with the $1MM Seller Note, the "Seller Notes" and each a "Seller Note").

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees as follows:

Section 1. Definitions. All obligations of the Loan Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due, are hereinafter called "Liabilities." All Liabilities to the Senior Lender or any Additional Senior Debt are hereinafter called "Senior Liabilities"; and all Liabilities to the undersigned are hereinafter called "Junior Liabilities"; it being expressly understood and agreed that:

(a) the term "Senior Liabilities," as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in Section 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lender, as against the Loan Parties or anyone else, to collect such interest; and

(b) the term "Junior Liabilities," as used herein, shall include, without limitation, any and all interest accruing on any of the Junior Liabilities after the commencement of any proceedings referred to in Section 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the undersigned, as against the Loan Parties or anyone else, to collect such interest.

Section 2. Notice of Junior Liabilities; Delivery of Instruments. The undersigned will, from time to time, (a) promptly notify the Senior Lender of the creation of any Junior Liabilities, and of the issuance of any promissory note or other instrument to evidence any Junior Liabilities, and (b) upon request by the Senior Lender, exercise commercially reasonable efforts to cause any Junior Liabilities which are not evidenced by a promissory note or other instrument of the applicable Loan Parties to be so evidenced.

Section 3. Subordination.

(a) Except as hereinafter in this Agreement expressly otherwise provided or as the Senior Lender may hereafter otherwise expressly consent in writing, the payment of all Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities, and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of the Loan Parties or any other person obligated (whether as a guarantor, co-borrower, surety, accommodation party or otherwise) on any of the Senior Liabilities (each such other person so obligated is referred to herein as an "Other Obligor") be applied to the purchase or other acquisition or retirement of any Junior Liabilities; provided, however, that so long as no Default or Event of Default has then occurred and is continuing or would result therefrom and the Loan Parties are in compliance with the financial covenants set forth in Section 6.5.9 of the Loan Agreement or any similar financial covenants (which in any event are not more restrictive than are set forth on Exhibit A) in any agreement evidencing Additional Senior Debt (as defined below) for the then most recently ended applicable measurement period(s) after giving pro forma effect to the making of such payments, then the Loan Parties may make, and the undersigned may receive, regularly scheduled interest (at the regular non-default interest rate) and scheduled principal payments under the Seller Note, at such times and in such amounts as set forth in the Seller Note as in effect as of the date hereof. If any such payment is prohibited from being paid by the operation of this Agreement, then such payment shall only be payable after the payment in full of the Senior Liabilities and the termination of all commitments to lend under the Loan Agreement.

(b) Notwithstanding any understanding between or among the undersigned and any Loan Party, the time of the filing or renewal of any financing statement, the time of attachment of any security interest, or any other priority provided by law or by any other agreement, the undersigned agrees that any security interest in favor of the undersigned now or hereafter existing in and to property of any type or kind (whether real or personal, wherever located, whether now owned or existing or owned, existing or arising hereafter) of any Loan Party or any Other Obligor, and all proceeds thereof (all of the foregoing being referred to herein as the "Collateral"), shall be and at all times remain subject and subordinate to any security interest which now or hereafter at any time may be granted to the Senior Lender in the Collateral as security for the Senior Liabilities. The undersigned will not exercise any collection rights with respect to the Collateral, will not take possession of, sell or dispose of, or otherwise deal with, the Collateral, and will not exercise or enforce any right or remedy which may be available to the undersigned with respect to the Collateral upon default, without the prior written consent of the Senior Lender. The Senior Lender may exercise collection rights, may take possession of, sell or dispose of, and otherwise deal with, the Collateral, and may exercise and enforce any right or remedy available to the Senior Lender with respect to the Collateral, whether available prior to or after the occurrence of any default, all without notice to or consent by anyone. The Senior Lender may apply the proceeds from the Collateral to any portion of the Senior Liabilities secured by such Collateral, in any order of application. The undersigned waives any priority available to the undersigned by law with respect to any security interest in the Collateral. Notwithstanding the foregoing, the undersigned expressly represents and warrants to the Senior Lender that, as of the date of this Agreement, the undersigned has no security interest, lien or other interest in any portion of the Collateral.

Section 4. Application of Payments in Proceeding. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to any Loan Party or any Other Obligor to its creditors, as such, or to its property (whether voluntary or involuntary,

partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of any Loan Party or any Other Obligor, or any sale of all or substantially all of the assets of any Loan Party or any Other Obligor, or otherwise) (each, a "Proceeding"), the Senior Liabilities shall first be paid in full in cash before the undersigned shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the undersigned would be entitled if the Junior Liabilities were not subordinated, or subordinated and pledged or assigned, pursuant to this Agreement shall be made directly to the Senior Lender, (b) the undersigned shall promptly file a claim or claims, in the form required in any such Proceeding, for the full outstanding amount of the Junior Liabilities, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Senior Lender, (c) the undersigned grants to the Senior Lender, as the attorney-in-fact of the undersigned, full power to, and irrevocably agrees that the Senior Lender may, at its sole discretion, in the name of the undersigned or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of any of the undersigned relating to the Junior Liabilities, (d) if any Senior Liabilities are disallowed, avoided, or subordinated under any Proceeding, those Senior Liabilities so disallowed, avoided, or subordinated shall remain Senior Liabilities, and (e) if any amount paid on any Senior Liability is required to be repaid to any Loan Party or any other Person for any reason, the Senior Liability satisfied by the original payment which was later repaid will be reinstated as a Senior Liability.

Section 5. Turn Over of Payments and Distributions. In the event that the undersigned receives any payment or other distribution of any kind or character from any Loan Party, any Other Obligor or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Senior Lender and promptly turned over by the undersigned to the Senior Lender. Without limiting the generality of the foregoing, the undersigned specifically agrees that any funds or other properties of any Loan Party or any Other Obligor which the undersigned obtains through the exercise of any right of setoff or other similar right constitutes Collateral, and that the undersigned shall promptly pay such funds or turn over such properties to the Senior Lender to be applied to the outstanding Senior Liabilities in such order and amounts as the Senior Lender may determine in its sole discretion. The undersigned will mark its books and records, and cause the Loan Parties and each Other Obligor to mark its books and records, so as to clearly indicate that the Junior Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The undersigned will execute such further documents or instruments and take such further action as the Senior Lender may reasonably from time to time request to carry out the terms of this Agreement.

Section 6. Application of Payments. All payments and distributions received by the Senior Lender in respect of the Junior Liabilities, to the extent received in or converted into cash, may be applied by the Senior Lender first to the payment of any and all expenses (including attorneys, fees and legal expenses) paid or incurred by the Senior Lender in enforcing this Agreement or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor, and any balance thereof shall, solely as between the undersigned and the Senior Lender, be applied by the Senior Lender, in such order of application as the Senior Lender may from time to time select, toward the payment of the Senior Liabilities remaining unpaid; but, as between any Loan Party or any Other Obligor and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Senior Lender in respect of the Junior Liabilities and so applied by the Senior Lender toward the payment

of the Senior Liabilities, the undersigned shall be subrogated to the then existing rights of the Senior Lender, if any, in respect of the Senior Liabilities only at such time as the Senior Lender shall have indefeasibly received payment of the full amount of the Senior Liabilities.

Section 7. Waivers. The undersigned hereby waives (a) notice of acceptance by the Senior Lender of this Agreement, (b) notice of the existence or creation or non-payment of all or any of the Senior Liabilities, and (c) all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor. The undersigned hereby waives and releases any claim which the undersigned may now or hereafter have against the Senior Lender arising out of any and all actions which the Senior Lender, in good faith, takes or omits to take with respect to any Loan Party, any Other Obligor, any Collateral, or any Loan Document, including without limitation, (i) actions with respect to the creation, perfection or continuation of Liens on the Collateral and other security for the Senior Liabilities, (ii) actions with respect to the occurrence of any Event of Default under the Loan Agreement, (iii) action with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral, (iv) actions with respect to the collection of any claim for all or any part of the Senior Liabilities from any account debtor, guarantor or any other party, (v) any other action with respect to the enforcement of the Loan Documents or the valuation, use, protection or disposition of the Collateral or any other security for the Senior Liabilities, and (vi) the election of the Senior Lender, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, for application of Section 1111(b) of the Bankruptcy Code; provided, however, that the foregoing waiver shall not apply to any action or omission of the Senior Lender constituting gross negligence or willful misconduct.

Section 8. Negative Covenants. (a) The undersigned will not without the prior written consent of the Senior Lender (i) cancel, waive, forgive, transfer or assign, or subordinate to any Liabilities other than the Senior Liabilities, or, with respect to any Junior Liabilities prohibited to be paid or received under this Agreement, attempt to enforce or collect (other than enforcement of a certain pledge of Capital Stock in the Debtor (the "LSL Pledge") granted on or about the date hereof by Lake Street Landlords, LLC as collateral security for the Debtor's obligations under the Seller Notes) any Junior Liabilities or any rights in respect thereof, (ii) hold any collateral security (other than the LSL Pledge) for any Junior Liabilities, (iii) convert any Junior Liabilities into Capital Stock of any Loan Party or any Other Obligor (other than in connection with an exercise of the undersigned's remedies in respect of the LSL Pledge), or (iv) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to any Loan Party or any Other Obligor. (b) ***Notwithstanding anything contained herein to the contrary, nothing in this Agreement, the LSL Pledge or the Seller Notes shall limit or adversely affect the undersigned's rights to declare a default under the Seller Notes and exercise any and all rights and remedies under the LSL Pledge in the event Debtor defaults on or is in breach of its obligations under such Seller Notes.***

Section 9. Continuing Agreement. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the death, incompetency or dissolution of either of the undersigned or that at any time or from time to time all Senior Liabilities may have been paid in full).

Section 10. Rights of the Senior Lender. The Senior Lender may, from time to time, at its sole discretion and without notice to the undersigned, take any or all of the following actions (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities, (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities, and (d) release its security interest in, or

surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property. The undersigned consents and agrees that the Senior Lender shall be under no obligation to marshal any assets in favor of the undersigned or against or in payment of any or all of the Junior Liabilities or the Senior Liabilities. The undersigned agrees that (i) the Senior Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of any or all of the documents, instruments or agreement executed in connection with the Loan Agreement or the collectability of the Senior Liabilities and (ii) the Senior Lender shall be entitled to manage and supervise its financial arrangements with the Loan Parties in accordance with its usual practices, modified from time to time as it in good faith deems appropriate under the circumstances.

Section 11. Enforcement by Senior Lender's Successors and Assigns. The Senior Lender may, from time to time, without notice to the undersigned, assign or transfer any or all of the Senior Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lender; provided, however, that, unless the Senior Lender shall otherwise consent in writing, the Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lender, as to those of the Senior Liabilities which the Senior Lender has not assigned or transferred.

Section 12. No Impairment. The Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of any Loan Party, any Other Obligor or the undersigned, or any noncompliance of any Loan Party, any Other Obligor or the undersigned with any agreement or obligation, regardless of any knowledge thereof which the Senior Lender may have or with which the Senior Lender may be charged; and no action of the Senior Lender permitted hereunder shall in any way affect or impair the rights of the Senior Lender and the obligations of the undersigned under this Agreement.

Section 13. No Waiver. No delay on the part of the Senior Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Senior Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lender. For the purposes of this Agreement, Senior Liabilities shall include all obligations of the Loan Parties to the Senior Lender, notwithstanding any right or power of the Loan Parties or anyone else to assert any claim or defense as to the invalidity or un enforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the undersigned hereunder.

Section 14. Binding Effect. This Agreement shall be binding upon the undersigned and upon the heirs, legal representatives, successors and assigns of the undersigned; and, to the extent that the Loan Parties or the undersigned is either a partnership, a limited liability company or a corporation, all references herein to the Loan Parties and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership, limited liability company or corporation.

Section 15. Reserved.

Section 16. Choice of Law; Severability. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 17. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Section 18. VENUE. AT THE OPTION OF THE SENIOR LENDER, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; AND THE UNDERSIGNED CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE UNDERSIGNED COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SENIOR LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 19. Costs and Expenses. In the event of any dispute or controversy between either of the undersigned and the Senior Lender in connection with the enforcement of this Agreement, the Senior Lender shall be entitled to reimbursement of its reasonable costs and expenses (including, without limitation, its reasonable attorney's fees and legal expenses) from the undersigned if the Senior Lender is the prevailing party.

Section 20. Future Subordination. If at any time after the date hereof the any Loan Party incurs any other senior debt, refinances the obligations owed to the Senior Lender or incurs additional debt to the Senior Lender ("Additional Senior Debt"), the undersigned agrees that the Junior Liabilities shall be subordinate, to the extent and in the manner set forth herein, to the prior payment in full of all Additional Senior Debt and that the subordination is for the benefit of and enforceable by the holders of such Additional Senior Debt.

[*Remainder of this page intentionally left blank; signature page follows*]

IN WITNESS WHEREOF, this Agreement has been made and delivered as of the date first written above.

H&C Holdings, LLC,
a Minnesota limited liability company

By: Brenton Hendren
Its: Manager

AGREEMENT AND ACKNOWLEDGEMENT:

The undersigned agrees and acknowledges the provisions of Section 8(b), above, and hereby reaffirms in full its obligations under the LSL Pledge.

Lake Street Landlords, LLC,
a Delaware limited liability company

By: ______________
Its: ______________

[*Signature page to Seller Subordination Agreement*]

IN WITNESS WHEREOF, this Agreement has been made and delivered as of the date first written above.

H&C Holdings, LLC,
a Minnesota limited liability company

By: ______________________
Its: ______________________

AGREEMENT AND ACKNOWLEDGEMENT:

The undersigned agrees and acknowledges the provisions of Section 8(b), above, and hereby reaffirms in full its obligations under the LSL Pledge.

Lake Street Landlords, LLC,
a Delaware limited liability company

By: Scott Harris
Its: Chairman

[*Signature page to Seller Subordination Agreement*]

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